VANGUARD VARIABLE
INSURANCE FUND

Semiannual Report March 31, 1999

Vanguard Money Market Portfolio

Vanguard Short-Term Corporate Portfolio

Vanguard High-Grade Bond Portfolio

Vanguard High Yield Bond Portfolio

Vanguard Balanced Portfolio

Vanguard Equity Income Portfolio

Vanguard Diversified Value Portfolio

Vanguard Equity Index Portfolio

Vanguard Mid-Cap Index Portfolio

Vanguard Growth Portfolio

Vanguard Small Company Growth Portfolio

Vanguard International Portfolio

Vanguard REIT Index Portfolio

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients. Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       6

                                  REPORTS FROM
                                  THE ADVISERS
                                       8

                             PERFORMANCE SUMMARIES
                                       19

                               PORTFOLIO PROFILES
                                       25

                              FINANCIAL STATEMENTS
                                       41


                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]

During the first six months of Vanguard Variable Insurance Fund's 1999 fiscal year, U.S. and international stocks rose while long-term bond prices fell as interest rates climbed.

    For the six months ended March 31, 1999, the returns of our portfolios varied considerably, ranging from a spectacular +29.8% for our Growth Portfolio to a lackluster -0.1% for our High-Grade Bond Portfolio. Just as our absolute performances were mixed, so too were our results relative to similar mutual funds. Of the nine portfolios in existence during the entire six months, five outpaced their average peers, while four fell short.

    Throughout this report we present the six-month total returns (capital change plus reinvested dividends) for our portfolios, along with the results of their average comparative standards. The total return figures reflect the change in net asset value for each portfolio, adjusted to include the reinvestment of any income or capital gains distributions. Performance Summaries for the portfolios, including a breakdown of each fiscal year return into its income and capital components, are presented on pages 19-24. We point out that the returns for the portfolios of the Vanguard Variable Insurance Fund are higher than those of the portfolios in the Vanguard Variable Annuity Plan, which take into account the administrative and insurance expenses associated with the plan.

    We also present the initial results of the four portfolios that we introduced to the Vanguard Variable Insurance Fund lineup in February: the Short-Term Corporate, Diversified Value, Mid-Cap Index, and REIT Index Portfolios.

THE PERIOD IN REVIEW

During the six months ended March 31, the U.S. stock market rebounded in a big way from 1998's midyear slump, when most benchmarks declined -20% or more. The entire U.S. stock market, as measured by the Wilshire 5000 Equity Index, rose +26.1% during the first half of our fiscal year, setting record highs along the way. Large-capitalization stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index, were up even more strongly, at +27.3%. Meanwhile, the Russell 2000 Index of small-cap stocks gained +10.0%, a six-month performance that was superb by historical standards but subpar in comparison with larger stocks.

    The stock market's gains were far from evenly distributed. The return for the growth stocks within the S&P 500 Index was an amazing +33.1%, compared with +20.8% for the value stocks. Among smaller stocks, the growth/value split was even more striking: a +21.6% return for growth issues versus a decline of -1.5% for value stocks.

    The stock market's generally strong performance came despite two factors that might have daunted investors: First, corporate earnings declined slightly in 1998 and were expected to rise less than 3% during early 1999. Second, interest rates rose, which often is a negative signal for stocks. The rise was steeper for securities with longer maturities. The yield of the benchmark 30-year U.S. Treasury bond rose 65 basis points (0.65 percentage point), from 4.98% when the fiscal year began to 5.63% as of March 31. At the shorter end of the spectrum, the yield of 3-month Treasury bills rose 12 basis points to 4.48%. Bond prices, which move in the opposite direction from interest rates, declined during the half-year, subtracting -3.2% from the return of the Lehman Brothers

Aggregate Bond Index, a proxy for the taxable bond market. This price decline more than offset interest income, resulting in a -0.2% total return for the index. Generally, the interest rate increase was caused by fear that inflation cannot remain dormant forever, together with signs that the global economic crisis is easing. Both factors cooled interest in Treasury securities over the past several months.

    On the international scene, results from European markets were excellent, but returns from the Pacific region and the emerging markets were better still. Europe's return of +16.3% in U.S. dollars during the six months--a terrific half-year return--paled in comparison with the +40.1% return (in U.S. dollars) from the Pacific region and the +30.5% return (also in dollars) from the emerging markets. Generally, the returns from the Pacific region and emerging markets represented rebounds from lows hit last fall during the global economic crisis. Overall, solid returns from the Pacific and emerging markets were augmented by a decline in the value of the U.S. dollar versus other currencies, particularly the Japanese yen. In Europe, the dollar generally strengthened, diminishing returns for U.S. investors in those markets. A summary of the half-year results of each of our portfolios follows.

FIXED-INCOME PORTFOLIOS

The MONEY MARKET PORTFOLIO earned +2.5% during the six months, ahead of the +2.2% return of the average money market mutual fund. Short-term interest rates rose slightly during the period. At the beginning of the half-year on October 1, the yield of the 3-month T-bill stood at a twelve-month low of 4.36%, but by March 31 had edged up to 4.48%. Our performance margin over our average peer essentially comes down to cost. Our annualized expense ratio (expenses as a percentage of average net assets) is 0.21%, or $2.10 per $1,000 invested--far below the 0.82%, or $8.20 per $1,000, charged by the average money market mutual fund.


------------------------------------------------------------------------------------
                                                                       TOTAL RETURNS
                                                                    SIX MONTHS ENDED
                                                                      MARCH 31, 1999
------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO*                                                  +2.5%
(SEC 7-Day Annualized Yield: 4.81%)
Average Money Market Fund                                                +2.2
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                                                +2.3
------------------------------------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                                                -0.1%
Average Intermediate-Term
 U.S. Government Fund                                                    -0.9
Lehman Aggregate Bond Index                                              -0.2
------------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                                                +4.6%
Average High Yield Bond Fund                                             +5.7
Lehman High Yield Bond Index                                             +4.0
------------------------------------------------------------------------------------

*An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

    Our HIGH-GRADE BOND PORTFOLIO provided the lowest return of the nine portfolios in existence during the entire half-year. Its return of -0.1% was slightly better than the -0.9% return of its average peer. The prices of our bonds declined because of higher interest rates, more than offsetting the interest income earned during the period. Our return was a bit better than the -0.2% return of our target Lehman Aggregate Bond Index.

    The HIGH YIELD BOND PORTFOLIO'S six-month return of +4.6% measured up well versus its unmanaged index but fell short of the +5.7% return of the portfolio's average competitor. Our shortfall versus our peers owed to our more conservative stance of holding higher-quality--and thus less-risky--securities. Investors willing to accept the higher risk of lower-quality bonds in exchange for higher interest income were rewarded during the six months, when strong economic growth increased the likelihood that borrowers would be able to repay their debts.

BALANCED PORTFOLIO

Our BALANCED PORTFOLIO earned a +7.4% return during the six months, reflecting both the excellent gains by large-cap stocks and the negative returns from long-term bonds. Our return fell well short of the +12.6% return of the average balanced fund and was less than half the +16.4% return of our unmanaged benchmark--a composite index weighted 65% in the S&P 500 Index and 35% in high-quality, long-term bonds. Our shortfall can be largely explained by two factors: our emphasis on value stocks, which significantly underperformed growth stocks during the half-year, and our focus on longer-term bonds, which suffered most from the increase in interest rates.

-------------------------------------------------------------------------------------
                                                                       TOTAL RETURNS
                                                                    SIX MONTHS ENDED
                                                                      MARCH 31, 1999
-------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                                        + 7.4%
Average Balanced Fund                                                     +12.6
Composite Stock/Bond Index*                                               +16.4
-------------------------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

DOMESTIC EQUITY PORTFOLIOS

The +10.8% return of our EQUITY INCOME PORTFOLIO, while solid on an absolute basis, was subpar in comparison with our average peer and the powerful S&P 500 Index. The high-yielding stocks we emphasize trailed growth stocks badly during the six months. The portfolio was significantly underweighted in the half-year's two best-performing sectors: technology and consumer discretionary (mainly retailers). Many stocks in these groups don't fit our investment criteria because their dividend payments are low or nonexistent. Also, we maintained our customary heavy commitment to the utilities sector (about 26% for our portfolio during the six months versus 12% for the index) because of the attractive dividend income those stocks typically provide. However, the utility group's biggest gains came from telecommunications equipment stocks, many of which pay little or no dividends and therefore do not fit the profile for stocks we seek.

-------------------------------------------------------------------------------------
                                                                     TOTAL RETURNS
                                                                    SIX MONTHS ENDED
                                                                     MARCH 31, 1999
-------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                                                 +10.8%
Average Equity Income Fund                                              +13.2
------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                                                  +27.5%
Average General Equity Fund                                             +21.7
------------------------------------------------------------------------------------
GROWTH PORTFOLIO                                                        +29.8%
Average Growth Fund                                                     +28.2
------------------------------------------------------------------------------------
S&P 500 Index                                                           +27.3%
------------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                                          +14.4%
Average Small Company Growth Fund                                       +13.1
Russell 2000 Index                                                      +10.0
Small Company Growth Fund Stock Index                                   +11.7
------------------------------------------------------------------------------------

    The EQUITY INDEX PORTFOLIO provided a stupendous return of +27.5% for the half-year, outpacing the average general equity mutual fund by 5.8 percentage points and even besting the +27.3% return of the unmanaged S&P 500 Index. Our significant margin over our average peer was primarily the result of the market's extreme bias toward stocks of large companies. Our performance advantage over the S&P 500 is a notable feat because the index exists only "on paper" and bears none of the operating expenses or transaction costs incurred by actual investment portfolios. Our low expense ratio, which at 0.19% of average net assets is more than a full percentage point lower than that of our average peer, helps us to closely track the index and provides a significant head start versus competing funds.

    Stocks of large growth companies continued to soar during the half-year, and our GROWTH PORTFOLIO participated in the rise. Our six-month return of +29.8% topped both the +28.2% return of the average growth mutual fund and the +27.3% return of the S&P 500 Index. However, we fell short of the +33.1% return of the S&P 500 Index's growth component, which is a good measure of the large-cap growth stocks we emphasize. Earning a six-month return that nearly equals three years' worth of "normal" stock market gains is quite an accomplishment, but one that is not likely to be repeated often.

    During a six-month period when small stocks were left in the dust by large stocks, our SMALL COMPANY GROWTH PORTFOLIO turned in a solid performance, both on an absolute basis and relative to its peer mutual funds. Our +14.4% return was 1.3 percentage points higher than the return of the average small company growth fund and 2.7 percentage points ahead of the +11.7% return of the Small Company Growth Fund Index, an unmanaged index we use to evaluate our performance.

INTERNATIONAL PORTFOLIO

Our INTERNATIONAL PORTFOLIO provided a solid return of +16.7% for the half-year, but one that was somewhat disappointing relative to its comparative standards. Our return was 1.5 percentage points below the +18.2% return of the average international mutual fund and nearly six percentage points lower than the +22.5% return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Gen-erally, our relative performance was hindered by our bigger stake in Europe, which lagged Asia and the emerging markets. Both of these markets turned in excellent performances for the six months, rebounding from lows reached last summer after big declines in 1997 and early 1998.

-----------------------------------------------------------------------------------
                                                                    TOTAL RETURNS
                                                                   SIX MONTHS ENDED
                                                                    MARCH 31, 1999
-----------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO                                                  +16.7%
Average International Stock Fund                                         +18.2
MSCI EAFE Index                                                          +22.5
-----------------------------------------------------------------------------------

OUR NEW PORTFOLIOS

Our four new portfolios, which fill several niches in our lineup, began investment operations in early February. For the record, we present their performance during their first seven weeks of existence. But we emphasize that results over such a brief period are hardly meaningful. Any long-term investment, particularly that of a variable insurance contract, must be judged over periods of years and decades, not days, weeks, or even months. We are confident that over long periods, the results of our funds will be fully competitive with those of similar investments. A big reason for our confidence is the simple fact that our much lower operating expenses give us a weighty advantage over our competitors, year after year.

----------------------------------------------------------------------------------------
                                                                     TOTAL RETURNS
                                                                   SINCE INCEPTIONS*
                                                                 THROUGH MARCH 31, 1999
----------------------------------------------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO                                           +0.2%
Average Short-Term Corporate Fund                                        +0.1
Lehman 1-5 Year Investment
 Grade Index                                                             +0.6
------------------------------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                                              +2.4%
Average Value Fund                                                       +4.4
S&P 500 Index                                                            +3.6
------------------------------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                                                  +1.5%
Average Mid-Cap Fund                                                     +3.6
S&P MidCap 400 Index                                                     +1.4
------------------------------------------------------------------------------------
REIT INDEX PORTFOLIO                                                     -2.5%
Average Real Estate Fund                                                 -2.7
Morgan Stanley REIT Index                                                -2.5
------------------------------------------------------------------------------------

* For Short-Term Corporate and Diversified Value Portfolios, February 8, 1999; for Mid-Cap Index and REIT Index Portfolios, February 9, 1999.

IN SUMMARY

As the returns from the financial markets demonstrated during the past six months, unpredictability is a hallmark of investing--especially over short time periods. Because

8
the market's leaders and laggards will trade places time and again, we believe a balanced approach to investing is the prudent way to reap the rewards of the financial markets while helping to limit some of the risks.

    The low-cost portfolios of Vanguard Variable Insurance Fund provide an excellent opportunity to create a diversified investment program through a tax-advantaged variable annuity or variable life insurance plan. Such a balanced program helps investors to "stay the course" through the markets' ups and downs by combating the tendency to become overly optimistic during upturns or overly pessimistic during downturns. In short, our counsel is to have a plan and stick with it.

    We look forward to reporting to you on the full fiscal year six months hence.



/s/ JOHN C. BOGLE                         /s/ JOHN J. BRENNAN

John C. Bogle                             John J. Brennan
Senior Chairman                           Chairman and
                                          Chief Executive Officer

April 19, 1999

[PHOTO]

THE MARKETS IN PERSPECTIVE

SIX MONTHS ENDED MARCH 31, 1999

Stock markets worldwide provided solid gains during the six months ended March 31, 1999, as they recovered from a sharp slide in midsummer 1998. Central banks around the world helped by easing monetary policy and lowering short-term interest rates.

    A remarkably robust performance by the U.S. economy was a key factor in the global recovery. Indeed, the United States was the only major economy in which policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential inflationary surge was one reason that longer-term interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

The surge in U.S. stocks during the half-year reflected both the strength of the domestic economy and the confidence of investors in future corporate and economic prospects. The overall market, as measured by the Wilshire 5000 Equity Index, gained 26.1%. The S&P 500 Index, which is dominated by large-capitalization stocks, advanced 27.3%. Small-cap stocks, which have consistently underperformed large-cap stocks in recent years, gained 10.0%, as measured by the Russell 2000 index.

    There was also a striking disparity in returns from growth and value stocks; the growth-stock segment of the S&P 500 Index gained 33.1%, while the value-stock segment rose 20.8%.

------------------------------------------------------------------------------------------------
                                                                     TOTAL RETURNS
                                                              PERIODS ENDED MARCH 31, 1999
                                                       -----------------------------------------
                                                       6 MONTHS         1 YEAR          5 YEARS*
------------------------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                         27.3%            18.5%           26.2%
  Russell 2000 Index                                    10.0            -16.3            11.2
  Wilshire 5000 Index                                   26.1             13.1            23.6
  MSCI EAFE Index                                       22.5              6.4             9.1
------------------------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                           -0.2%             6.5%            7.8%
  Lehman 10-Year Municipal Bond Index                    1.2              6.3             7.7
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                              2.3              4.9             5.2
------------------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                   0.9%             1.7%            2.3%
------------------------------------------------------------------------------------------------

*Annualized.

    Investors in U.S. stocks seemed to have forgotten the jitters that sent market indexes plummeting by 20% or more during the summer of 1998. Nor did they appear to care that corporate earnings were flat to slightly lower during the half-year. Investors focused more on the potential for future earnings than on near-term disappointments. Interest rate reductions by central banks, including three separate quarter-percentage-point cuts during autumn 1998 by the U.S. Federal Reserve Board, lessened fears that the major economies would be dragged down by the economic and currency troubles still afflicting much of Asia, Russia, and Latin America. There was certainly little fear among U.S. consumers, who were encouraged by low unemployment, rising wages, and low inflation to spend freely. Their spending propelled the economy to a 6% annualized growth rate during the first quarter of our fiscal year.

    With consumer spending so strong, it is no surprise that retailers and other companies in the consumer-discretionary sector were the stock market's leaders during the fiscal half-year, rising 49% on average. Technology stocks were a close second, gaining 48%. Optimism--some would say overoptimism--was especially evident in Internet stocks.

    The market's laggards were energy stocks (integrated-oil companies were up a relatively paltry 6%; "other energy" rose about 14%) and the consumer-staples and materials & processing groups (each up about 10%). Energy stocks lagged because prices for oil and natural gas were weak, despite upticks late in the period. Several large makers of consumer staples, such as beverages and tobacco, reported disappointing overseas profits.

U.S. BOND MARKETS

Early in the fiscal year, long-term interest rates fell to 30-year lows as a result of the favorable inflationary environment and heavy demand from investors who sought the perceived safety of U.S. Treasury bonds amid overseas economic turmoil. The yield of the 30-year Treasury began the period at 4.98% and fell to a low of 4.72% on October 5. However, as prices of stocks and riskier bonds rebounded from their summertime lows, Treasury bond prices began to fall and their yields began to rise. By March 31, the yield on the 30-year Treasury was at 5.63%, up 65 basis points (0.65 percentage point) for the half-year. The Lehman Brothers Long U.S. Treasury Bond Index declined -5.2% during the half-year. The overall U.S. taxable bond market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, had a negative return of -0.2%. High-yield bonds, which had suffered along with other risky assets during last summer's slump in financial markets, produced positive returns during the half-year.

    Short-term interest rates, which were most directly affected by the Federal Reserve Board's reductions, rose only slightly. Yields on 3-month Treasury bills began the half-year at 4.36% but fell as low as 3.62% in mid-October. By March 31, the 3-month T-bill was yielding 4.48%, only 12 basis points higher than the rate when the period began.

INTERNATIONAL STOCK MARKETS

International stock markets, heartened by Wall Street's strong rally and easier monetary policy, rallied during the half-year. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index gained 22.5% in U.S. dollars. The gains were due, in part, to interest rate cuts by monetary authorities in Japan, Europe, and Latin America. Investors also were heartened by an increase in corporate restructuring and merger activity in Europe and recession-wracked Japan.

    The biggest gains overseas were for those bourses hit hardest during 1997 and 1998: emerging markets (the MSCI Select Emerging Markets Free Index rose 30.5% during the six months) and the Pacific region (up 40.1%). Further boosting returns for U.S. investors was a weakening of the U.S. dollar against the Japanese yen. In a turnabout, Europe's developed stock markets--which account for some 70% of the EAFE Index--were the laggards, although they performed well on balance, providing an aggregate return of 16.3% for U.S. investors. While the U.S. dollar was weakening against the Japanese yen, and thus boosting returns from the Pacific region for U.S. investors by more than 12 percentage points, it was gaining against most European currencies, cutting U.S. investors' returns on European stocks by about 5 percentage points.

    In some emerging markets where stocks had plummeted in 1997 and 1998, the six-month gains were spectacular: about 130% in U.S.-dollar terms in South Korea, 115% in Indonesia, 69% in Malaysia, 66% in the Philippines, and 43% in Mexico.

[PHOTO]

REPORT FROM VANGUARD
FIXED INCOME GROUP

MONEY MARKET, SHORT-TERM CORPORATE,
AND HIGH-GRADE BOND PORTFOLIOS

THE INVESTING ENVIRONMENT

The semiannual period ended March 31, 1999, will be remembered for its roller-coaster qualities. Interest rates first experienced deep dips brought on by the turmoil in Asia, Russia, and Brazil, as yields on long-term Treasury securities dropped so far that they were half-a-percentage point below short-term rates. Subsequently, as investors realized that the U.S. economy remained on its growth track, long-term rates snapped back to where they exceeded short-term rates by nearly 1 percentage point. So despite confronting sharp curves, where we were uncertain what was around the bend (such as when Russia defaulted on its debt), the market's thrill ride took us safely back to where we began the period. The U.S. economy is still growing strongly, as the gross domestic product expanded at an annual pace of 6% during the final quarter of 1998 and the unemployment rate continued to shrink, ending the half-year at 4.2%. Inflation remains subdued, allowing money market investors to enjoy substantial real, or inflation-adjusted, returns.

    The period's volatile ride began with heightened concerns that deteriorating financial conditions in Asia could trigger a global economic slowdown. These concerns peaked when Russia devalued its currency and defaulted on its debt, steps that sent investors around the globe scurrying for the "safe haven" of U.S. Treasury securities. The desire to own Uncle Sam's debt was so strong that corporate issuers faced a marketplace reluctant to purchase their debt, which added to the instability and illiquidity in our markets. In response to these destabilizing forces, the Federal Reserve Board lowered interest rates on three occasions during autumn 1998, ultimately bringing the federal funds rate down from 5.50% to 4.75%. The Fed's action helped restore order in the financial markets, and by first-quarter 1999 the spreads between yields on different types of fixed-income securities had returned to more normal relationships.

    For most of the half-year, the yield curve for Treasury securities remained relatively flat, indicating that market participants were inclined to believe the Fed would lower interest rates further. The market remained focused on the potential impact to our economy of the trouble overseas, until a string of positive surprises in the number of new jobs reminded the market that the U.S. economy had retained its forward momentum. Continued strength in retail sales plus record-setting sales of new homes provided ample evidence of the benefits to the economy of lower interest rates, higher wages, and low inflation. The fears that the global crisis would severely crimp our forward momentum never materialized. Neither did the anticipated damage to U.S. companies from a flood of cheap overseas products from countries that had devalued their currencies. Near the end of the six-month period, speculation that the Fed would need to lower interest rates further to spur the economy shifted to expectations that interest rates would need to be raised to restrain the economy's expansion.

MONEY MARKET PORTFOLIO

The Money Market Portfolio earned a 2.5% return during the half-year, surpassing the 2.2% return of our average peer. In managing the portfolio, we maintained a longer-than-usual average maturity, a stance that allowed us to capture yields that reflected the market's expectations of higher interest rates in the future. We expect the Fed to maintain short-term interest rates at their present level for the near term. We continue our long-standing practice of investing only in issues with high credit quality. Because our portfolio's expense ratio is significantly lower than that of the average money market mutual fund, we are able to achieve superior investment returns while maintaining high quality standards.

SHORT-TERM CORPORATE PORTFOLIO

After less than two months of operations--the portfolio commenced investing on February 8--there is little to say about the performance of the portfolio. For the record, it earned 0.2%, a fraction above the return of the average short-term corporate bond fund. Although interest rates and bond returns will fluctuate from period to period, investors in the portfolio can count on stability in terms of our management of their assets. We will invest in high-quality corporate securities and maintain an average weighted maturity within a range of 1 to 3 years. When we believe we can add value, we will adjust the maturity of the portfolio's holdings within that range. Also, we constantly analyze the relative values of individual securities and sectors within the fixed-income market, and will emphasize those that appear to us to offer good value.

HIGH-GRADE BOND PORTFOLIO

As you know, the High-Grade Bond Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index. For the 6- and 12-month periods ended March 31, 1999, the portfolio's total returns were -0.1% and 6.5%, respectively, compared with the index's posted returns of -0.2% and 6.5%. When the fund's returns are adjusted for expenses and transaction costs (neither of which affects the index), the fund outpaced the index by 0.3 percentage point for the half-year and 0.5 percentage point for the 12 months ended March 31. Our total return for the half-year was 0.8 percentage point ahead of the average fund in our peer group. The performance of the various sectors of the Lehman Aggregate Bond Index for the 6- and 12-month periods ended March 31, 1999, is shown at left.

--------------------------------------------------------------------------------------
                                                        PERIODS ENDED MARCH 31, 1999
                                                      --------------------------------
                                                        SIX-MONTH         TWELVE-MONTH
                                                      TOTAL RETURNS      TOTAL RETURNS
--------------------------------------------------------------------------------------
Lehman Aggregate Bond Index                               -0.16%             6.49%
  Government Sector                                       -1.51              6.68
  Corporate Sector                                         0.11              6.18
  Mortgage-Backed Securities Sector                        1.79              6.27
--------------------------------------------------------------------------------------

    The best-performing category--by a significant margin--during the period was the mortgage sector. The higher yield and shorter average life of mortgage-backed securities combined to protect this sector during this period of rising interest rates. The spreads between yields of corporate bonds and those of Treasury bonds narrowed as fears about the global financial and economic crisis eased. This resulted in corporate bonds outperforming government bonds during the half-year, although over the last 12 months, government bonds performed slightly better than corporate or mortgage-backed securities.

    As of March 31, the portfolio comprised 26% government bonds, 37% corporate bonds, 4% foreign bonds (denominated in U.S. dollars), and 33% mortgage-backed securities.

Robert F. Auwaerter, Principal
David R. Glocke, Principal
Kenneth E. Volpert, Principal

April 20, 1999

INVESTMENT PHILOSOPHIES
MONEY MARKET PORTFOLIO

The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

SHORT-TERM CORPORATE
PORTFOLIO

The adviser believes a portfolio can provide relatively high levels of current income with only modest share-price fluctuation by holding high-quality corporate bonds with short- and intermediate-term maturities.

HIGH-GRADE BOND PORTFOLIO

The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP

HIGH YIELD BOND PORTFOLIO

For the 6- and 12-month periods ended March 31, 1999, the High Yield Bond Portfolio provided total returns of 4.6% and 2.8%, respectively.

    As we have noted before, the direction of interest rates--which is the primary short-term driver of performance in the overall bond market--is not always the determining factor in the behavior of the high-yield market. For example, yields on 10-year U.S. Treasury securities rose 82 basis points between September 30, 1998, and March 31, 1999, resulting in sharp price declines for longer-term Treasuries (the Lehman Long U.S. Treasury Index had a capital return of -8.1% and a total return of -5.2% for the six months). However, high-yield bonds experienced, on average, only slight price declines (the Lehman High Yield Index had a capital return of -0.6% and a positive total return of 4.0% for the half-year).

    In short, the below-investment-grade, or high-yield, bond market continues to be a hybrid one. Under some market conditions, it follows the direction of the stock market; at other times, it behaves similarly to the bond market. When the stock market is very volatile, as it has been during the past year or so, below-investment-grade bonds usually perform in the same direction as stocks. But when the stock and bond markets are reasonably stable, high-yield bonds tend to trade more like investment-grade bonds.

    Currently, with concerns about an economic slowdown fading, together with an easing in the "flight to quality" that occurred during summer 1998, the high-yield market should perform well. Investors will increase their tolerance for risk as companies' profits remain strong, issuers' ability to repay their debts increases, and rating agencies upgrade their outlook for the individual companies. The market still has not recovered completely from the turmoil that affected global financial markets late last summer. Given that fears of a credit contraction have receded, we are somewhat surprised that the risk premium--the yield differential between high-yield bonds and bonds of higher credit quality--is still so high.

    We remain very selective with respect to credit quality as we examine the large number of new high-yield bond issues continuing to come to market. We are avoiding the smaller start-up companies and continuing to emphasize the higher-quality end of the spectrum of below-investment-grade bonds.

    We perform in-depth credit research on a company-by-company basis, and we emphasize diversification. The portfolio owns issues representing a broad range of industries and companies. Our holdings continue to be predominantly cash-paying issues rated B or better.

Earl E. McEvoy, Senior Vice President
and Portfolio Manager

April 14, 1999

INVESTMENT PHILOSOPHY

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP

BALANCED PORTFOLIO

The Balanced Portfolio provided a return of 7.4% during the six months ended March 31, 1999, versus 12.6% for the average balanced fund and 16.4% for our composite stock/bond index, weighted 65% in the S&P 500 Index and 35% in long-term, high-quality corporate bonds. The portfolio's stocks, representing about 65% of assets as of March 31, appreciated 13.6%. The stock market gained 27.3% during this period, boosted by three successive reductions in short-term interest rates by the Federal Reserve Board. Lower rates particularly benefit growth stocks, which, led by the technology sector, did extremely well. Our focus on companies with low price/earnings ratios and above-average dividends hurt our relative performance. The portfolio's bond segment, representing about 35% of assets, declined -2.2% during the six-month period, as a result of rising interest rates.

    We continued to make moderate changes to the equity holdings in the portfolio, but maintained our emphasis on the financial-services, materials, industrial, health-care, and energy sectors. The annualized dividend yield on the portfolio's stocks was 2.3% as of March 31, compared with 1.3% for the S&P 500 Index. New names among our holdings during the last six months include Delphi Automotive Systems, which was spun off by General Motors, and Schlumberger, the leading oil-service company.

    The "value" orientation of the portfolio's stocks has been a handicap in our relative performance in a market that has embraced a narrow group of low-yielding growth stocks. We believe that world economic growth, which has been held back by economic problems in Asia and South America, will recover late in 1999 and that this will benefit the more cyclical value stocks that traditionally make up a large part of our holdings.

    In the fixed-income portion of the portfolio, corporate bonds did well relative to U.S. Treasury securities, which helped our performance. We saw a partial reversal of the flight of investors to Treasury securities that occurred in summer 1998, when Treasuries benefited from fears about the financial situation in South America, Russia, and Asia. We do not expect interest rates to decline from current levels, in view of the global economic recovery that we anticipate.

    As of now, investors continue to favor a narrow group of growth stocks, particularly those related to technology and telecommunications. We believe that at some point other market sectors will more fully participate in the market's advance, especially given an environment of stronger world economic growth combined with stable interest rates. We believe your portfolio is well positioned for such an outlook.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Paul D. Kaplan, Senior Vice President
and Portfolio Manager

April 14, 1999

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

REPORT FROM NEWELL ASSOCIATES

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio rose 10.8% during the six months ended March 31, 1999, well behind the 27.3% return of the S&P 500 Index. The important story behind the market rise is not its strength but the degree to which large-capitalization growth stocks outperformed other large companies.

    Some observers have noted that the superior performance of growth stocks represents a major change in investor sentiment--that is, investors are abandoning the search for good companies at attractive prices and are merely chasing stocks with strong upward price momentum, regardless of valuation or degree of risk. The fact that only a few large companies are driving the major indexes magnifies the effect of this change, highlighting the market's apparent casino mentality. One effect of this momentum-investing phenomenon is the enormous spread during the past six months between the performance of the technology-dominated S&P 500 Index and that of the average equity income fund, which gained 13.2%.

    Value portfolios offered few bright spots during the period to counter the blazing performance of tech companies. Drug stocks retained some excitement, but outside of technology and a few other large growth stocks, investors had little enthusiasm for the bulk of corporate America.

    The current bull market has long since shattered the historical limit of every traditional measure of stock valuation, so there is no credible ceiling on the extent of the excess this market could achieve. It takes only one success, the story goes, to achieve instant wealth, just as it takes only one winning lottery ticket to make up for all those that didn't win. In such an environment, it is no wonder that some managers foresake fundamental analysis and long-followed investment disciplines to simply follow fads.

    The problem with abandoning discipline is that investing is not just a performance game for speculators, but serious work for millions of people whose retirement years will be shaped by their investment efforts. For a retirement system to work, it must not resemble a lottery, with a few big winners and lots of losers; virtually everybody needs to be at least a modest winner. And for that to happen, most investors must eschew the temptation to gamble on the big win and must exercise prudence, settling for a more modest return in exchange for lower risk.

    Judge Samuel Putnam, who authored the "prudent man rule" in a court opinion in 1830, advised investors to exercise judgment and care "not in regard to speculation but in regard to the permanent disposition of their funds, considering the probable income as well as the probable safety of their capital." His prescription may not get investors to their financial goals in spectacular style, but it will move them steadily toward those ends with some confidence that they will actually be achieved.

Roger D. Newell, Chairman

April 14, 1999

INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, whose dividend yields compared to the overall market are above-average, both currently and in relation to historical norms, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

REPORT FROM BARROW, HANLEY,
MEWHINNEY & STRAUSS, INC.

DIVERSIFIED VALUE PORTFOLIO

The Dow Jones Industrial Average is above 10,000, as of this writing. Such a level for the stock market was unimaginable ten years ago. We were propelled to this lofty place by a robust economy (the strongest on earth), low interest rates (the best since the 1960s), a federal budget surplus (the first back-to-back surpluses since the 1950s), and low inflation.

    Cash flows into stocks have been very strong, in large measure due to individual retirement accounts and other retirement-savings vehicles. So long as corporate earnings are good, confidence in the economy and government is high, and inflation is under control, prices can hold at current levels and even improve.

    This is our first semiannual letter to investors in Vanguard Variable Insurance Fund. As you know, the Diversified Value Portfolio has been in operation for only a fraction of the semiannual period. In fact, the 51-day period since the portfolio's inception (through March 31, l999) is so short that investment returns are not very meaningful.

    We feel it's important for this letter to discuss what you can expect the portfolio to look like in the future. Additional funds will generally be invested in our existing holdings. We are value investors, and while most organizations lay claim to that description, we believe that we are more dedicated to its pursuit than many practitioners. We define value stocks as those with low price/earnings and price/book ratios and high current dividend yields. Most of the portfolio's individual stocks will have these characteristics, and the portfolio as a whole certainly will have them. As a guideline, expect the portfolio's average P/E ratio to be 70%-80% of the average P/E of the S&P 500 Index. Likewise, the price/book ratio of our holdings will be about 70% of the market average. And the current dividend yield, before expenses, will be 140%-180% of the yield of the S&P 500.

    Investment turnover for the portfolio should average 25%-30% annually, indicating that we will hold our average security for three to four years. No individual stock should represent more than 5% of the portfolio's total assets. We are not likely to have large cash reserves, since we do not hold ourselves out as market-timers.

    We, like many professional investors, are concerned with the price level of Internet stocks, and worry that the speculators driving up these stocks could trigger a panic. While we are unlikely to invest in small initial public offerings or stocks with no earnings, a sharp decline in those types of securities could spill over into our investment arena and spoil the party. We would hope the defensive nature of this portfolio would serve us well should such an event occur, but it certainly would not make us immune to a general market decline.

James P. Barrow

April 12, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.

REPORT FROM LINCOLN CAPITAL
MANAGEMENT COMPANY

GROWTH PORTFOLIO

The stock market sagged during the six months ended September 30, 1998. The ensuing six months, were gangbusters, with the S&P 500 Index up 27.3%. It's hard to remember another such dramatic turnaround.

    The Growth Portfolio's 29.8% return was a bit ahead of both the S&P 500 and the average growth mutual fund (up 28.2%). However, it lagged by 3 to 5 percentage points representative large-capitalization growth stock indexes. We trailed those indexes because we were underweighted in some of the technology stocks that led the market's surge--including some of the largest tech stocks and those associated with the Internet. The fact that your portfolio did not own America Online and had some unproductive holdings in enterprise software issues caused this sector of the portfolio to fall behind the indexes. This six-month shortfall was sufficient to cause returns for the Growth Portfolio to lag the large-cap growth indexes slightly over the one-, three- and five-year periods ended March 31, although our returns still exceeded those of the S&P 500 Index and most growth mutual funds.

    Major portfolio purchases during the past six months were new positions in IBM and Nokia, plus additions to our holdings of Merck, Intel, and Procter & Gamble. Sales included elimination of our stakes in Compaq, Carnival, Lowe's, and Household International (completed in early April) and a trimming of our Microsoft position. The total number of issues held rose from 75 to 79. Our ten largest holdings account for about 40% of assets. Three of the top ten are new to the list: Lucent, Dell, and Bristol-Myers Squibb. Coca-Cola, Monsanto, and Philip Morris dropped from the list. The main change in our industry weightings was an increase in technology holdings, from 21% of assets to 26%, mostly as a result of this group's superior performance. New purchases among tech stocks reflect our view that the sector still possesses attractive longer-term potential.

    During the period, our big winners were Microsoft, Cisco, General Electric, Chase Manhattan, and Wal-Mart. Losers included Philip Morris and Monsanto.

    We thought you might like our opinion on the Internet. This has been an extraordinarily productive area for investment in the past year or so, especially for America Online, which is the largest-cap Internet firm and--you may not believe it--the 13th-largest stock in the S&P 500 by market cap. We have struggled with both valuations and business models in such a dynamic environment. We don't view valuations of many Internet stocks as absurd. Their high prices reflect expectations of very high growth and of limited capital-spending needs after several years. We have underestimated these evolving expectations for growth and capital productivity, and we'll continue wrestling with this segment of the growth market.

David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

April 13, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies whose stocks sell at reasonable prices considering their expected earnings and compared to values in the broad stock market.

REPORT FROM GRANAHAN INVESTMENT
MANAGEMENT, INC.

SMALL COMPANY GROWTH PORTFOLIO

The Small Company Growth Portfolio generated a gain of 14.4% during the six months ended March 31, 1999, a period that included a strong small-cap rally near the end of 1998. In the final months of our fiscal half-year, however, small-cap stocks, with some exceptions, reverted to underperforming larger stocks. The portfolio's results for the six- and 12-month periods ended March 31 are shown to the left, along with results for our index benchmark.

-------------------------------------------------------------------------
                                                 Total Returns: Periods
                                                  Ended March 31, 1999
                                              ---------------------------
                                              6 Months          12 Months
-------------------------------------------------------------------------
Small Company Growth Portfolio                  14.4%            -11.3%
Small Company Growth
 Fund Stock Index                               11.7             -18.7
-------------------------------------------------------------------------

    During the half-year, positive contributions to our performance came from holdings in the technology, consumer-discretionary, and health-care sectors, which together accounted for more than half the portfolio's assets. Very strong performers among our technology holdings included RealNetworks (Internet streaming media for video and audio), BroadVision (website customer profiling), and Exchange Applications (database analysis software). In the health-care sector, good performers included Biogen (excellent results continue with Avonex for treating multiple sclerosis), Genzyme, and Abgenix. Ames Department Stores (we see large potential in its acquisition of Hills Stores) and CEC Entertainment (an innovative restaurant chain with good margins) contributed significantly in the consumer sector.

    Several holdings hurt our performance. In the financial-services group (13% of assets during the period), for example, Fidelity National Financial (hurt by rising mortgage rates) was a drag on our returns. So were companies like American Homestar and Nobility Homes in the producer-durables sector, and General Cable in the materials & processing sector. The lesson here is to be more sensitive to selling when dealing with above-"trend line" earnings that appear cheap.

STRATEGY AND OUTLOOK

We continue to see good earnings from most of our companies, though the growth rate has moderated from about 20% in our last report to about 15% currently. This pace still compares favorably with overall growth in corporate profits. Many companies undoubtedly face a greater challenge in achieving revenue growth, given tough pricing pressures. In addition, costs of readying computer systems for Year 2000 are causing spending delays for some. Although the Y2K effect is presumably temporary, its passing may not prompt companies to automatically restore earlier spending patterns. Therefore, we look for companies that offer solutions for revenue enhancement to their customers, such as the technology firms BroadVision, Acxiom, and Exchange Applications. Overall, technology stocks now represent about 25% of the portfolio. Health-care stocks, at 14% of assets, and consumer-discretionary holdings, at 25% of assets, are other important commitments emphasizing companies with proprietary market positions.

    Overall, stock valuations are high, although the average P/E (price/earnings) ratio of 19.5 for our holdings pales in comparison with P/Es of some larger companies. For example, the S&P 500 Index now has an average P/E of 32. As noted, our companies are still showing relatively strong earnings growth of about 15%, well above the trend for overall corporate profits. To be sure, our P/E of 19.5, when compared with our 15% earnings growth rate, represents a relatively high ratio by past standards. Our focus in adding new names to the portfolio is on companies that are showing accelerating growth in earnings.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager

April 14, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $1 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

REPORT FROM SCHRODER CAPITAL
MANAGEMENT INTERNATIONAL

INTERNATIONAL PORTFOLIO

The International Portfolio rose 16.7% over the six months ended March 31, 1999. Over the same period, the MSCI EAFE Index of developed international stock markets gained 22.5% and the average international equity mutual fund advanced 18.2%.

    Much has changed since my letter to you six months ago. Most important, the developed world's central banks have dramatically relaxed monetary policy, which unleashed the sharp rise in global stock markets that is reflected in the performance of both the EAFE Index and, to a lesser extent, the portfolio. Your portfolio was too defensively invested for this surge in stocks. Also, more recently, cyclical stocks have been stronger than the growth stocks that your portfolio emphasizes.

    In many stock markets, a significant easing of monetary policy usually presages a pronounced period of rising share prices. However, in Europe as opposed to Asia, this rise has already occurred, although to a lesser extent in the United Kingdom than in the rest of Europe. In Asia, the Japanese economy remains mired in recession after five consecutive quarters of falling economic output. The issue to be resolved in Japan is whether sufficient action will be taken by companies to improve profit margins, at a time of falling sales, to support rising share prices. In my opinion, the outlook for the rest of Asia is tied to the outlook for Japan, the world's second-largest economy (after the United States).

    Against this background, I have added significantly to the portfolio's exposure to United Kingdom stocks, which now account for 19% of our assets. The U.K. economy is very sensitive to movements in interest rates, and the cumulative reduction of 2.25 percentage points in short-term rates over the past six months has boosted by 7% a typical household's disposable income after housing finance costs. Accordingly, we have bought into companies that will benefit from the likely pickup in consumer spending.

    The portfolio's largest exposure remains in continental Europe, where 58% of assets are invested. The launch of a single currency, the euro, for most of Europe has created more competitive business conditions, adding urgency to the restructuring of companies and to the ongoing wave of mergers and acquisitions. In this respect, the environment in continental Europe resembles that of the United States in the early 1980s; our optimism is based on expectations of strong corporate profit growth for several years.

    The portfolio's 13% commitment to Japanese stocks reflects a cautious view of that market. We have selected 15 companies, of which the 3 largest holdings represent more than half of our exposure. In addition to taking this highly selective stance, we have hedged much of the related currency exposure back to U.S. dollars to protect against anticipated weakness in the yen.

Richard Foulkes

April 15, 1999

INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that returns can fluctuate widely, so investments in the portfolios could lose money. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 2, 1991-MARCH 31, 1999
--------------------------------------------------------------------------
                      MONEY MARKET PORTFOLIO                   AVERAGE
                                                                FUND*
FISCAL          CAPITAL         INCOME           TOTAL          TOTAL
YEAR            RETURN          RETURN          RETURN          RETURN
--------------------------------------------------------------------------
1991            0.0%            2.3%            2.3%            2.3%
1992            0.0             4.1             4.1             3.8
1993            0.0             3.1             3.1             2.6
1994            0.0             3.6             3.6             3.1
1995            0.0             5.8             5.8             5.3
1996            0.0             5.5             5.5             4.9
1997            0.0             5.5             5.5             4.9
1998            0.0             5.6             5.6             4.9
1999**          0.0             2.5             2.5             2.2
--------------------------------------------------------------------------

SEC 7-Day Annualized Yield (3/31/1999): 4.81%
---------------------------------------------

* Average Money Market Fund.

**Six months ended March 31, 1999.


See Financial Highlights table on page 52 for dividend information for the past five years.

SHORT-TERM CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS:
FEBRUARY 8, 1999-MARCH 31, 1999
--------------------------------------------------------------------------------
                             SHORT-TERM CORPORATE PORTFOLIO            LEHMAN*
FISCAL                  CAPITAL         INCOME           TOTAL          TOTAL
PERIOD                  RETURN          RETURN          RETURN**        RETURN
--------------------------------------------------------------------------------
1999                    -0.5%           0.7%            0.2%            0.6%
--------------------------------------------------------------------------------

* Lehman 1-5 Year Investment Grade Index.

**Since inception.

See Financial Highlights table on page 53 for dividend information since the portfolio's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999
------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                INCEPTION                                  ---------------
                                   DATE        1 YEAR    5 YEARS      CAPITAL    INCOME  TOTAL
------------------------------------------------------------------------------------------------
Money Market Portfolio            5/2/1991        5.35%   5.40%         0.00%     4.81%   4.81%
Short-Term Corporate Portfolio    2/8/1999          --      --         -0.50      0.72    0.22
------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolios could lose money.

HIGH-GRADE BOND PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 29, 1991-MARCH 31, 1999
----------------------------------------------------------------------
                         HIGH-GRADE BOND PORTFOLIO             LEHMAN*
FISCAL               CAPITAL       INCOME       TOTAL           TOTAL
YEAR                  RETURN       RETURN       RETURN          RETURN
----------------------------------------------------------------------
1991                   2.4%         3.1%         5.5%            6.2%
1992                   4.2          7.3         11.5            12.6
1993                   3.3          6.3          9.6            10.0
1994                  -8.9          5.6         -3.3            -3.2
1995                   6.6          7.2         13.8            14.1
1996                  -1.7          6.5          4.8             4.9
1997                   2.7          6.9          9.6             9.7
1998                   4.7          6.7         11.4            11.5
1999**                -3.0          2.9         -0.1            -0.2
----------------------------------------------------------------------

* Lehman Aggregate Bond Index.

**Six months ended March 31, 1999.

See Financial Highlights table on page 53 for dividend and capital gains information for the past five years.

HIGH YIELD BOND PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1996-MARCH 31, 1999
----------------------------------------------------------------------
                       HIGH YIELD BOND PORTFOLIO               LEHMAN*
FISCAL           CAPITAL         INCOME          TOTAL          TOTAL
YEAR             RETURN          RETURN          RETURN         RETURN
----------------------------------------------------------------------
1996             1.5%            3.1%            4.6%            3.7%
1997             4.4             9.7            14.1            14.5
1998            -4.6%            8.5%            3.9%            1.7%
1999**           0.3             4.3             4.6             4.0
----------------------------------------------------------------------

* Lehman High Yield Bond Index.

**Six months ended March 31, 1999.

See Financial Highlights table on page 54 for dividend and capital gains information since the portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999
-----------------------------------------------------------------------------------------------
                                                                            SINCE INCEPTION
                                    INCEPTION                            ----------------------
                                      DATE         1 YEAR    5 YEARS     CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------------
High-Grade Bond Portfolio           4/29/1991       6.53%     7.68%      1.18%   6.62%  7.80%
High Yield Bond Portfolio           6/3/1996        2.85        --       0.50    9.11   9.61
-----------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolios could lose money.



BALANCED PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1991-MARCH 31, 1999
-------------------------------------------------------
                 BALANCED PORTFOLIO           COMPOSITE
                                                INDEX*
FISCAL          CAPITAL INCOME  TOTAL           TOTAL
YEAR            RETURN  RETURN  RETURN          RETURN
-------------------------------------------------------
1991            2.5%    0.0%    2.5%             2.8%
1992            5.7     4.6    10.3             12.3
1993            7.2     6.9    14.1             13.7
1994           -0.8     3.5     2.7             -0.4
1995           18.5     5.2    23.7             26.6
1996           11.1     4.2    15.3             14.3
1997           26.0     1.6    27.6             30.2
1998            3.7     3.6     7.3             11.5
1999**          3.8     3.6     7.4             16.4
-------------------------------------------------------

* 65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

**Six months ended March 31, 1999.

See Financial Highlights table on page 54 for dividend and capital gains information for the past five years.



EQUITY INCOME PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 7, 1993-MARCH 31, 1999
-------------------------------------------------------------------------
                      EQUITY INCOME PORTFOLIO                 S&P 500
FISCAL        CAPITAL           INCOME          TOTAL          TOTAL
YEAR          RETURN            RETURN          RETURN         RETURN
-------------------------------------------------------------------------
1993            5.7%            1.1%            6.8%            3.4%
1994           -4.8             3.2            -1.6             3.7
1995           20.0             5.7            25.7            29.7
1996           14.8             4.3            19.1            20.3
1997           36.6             1.5            38.1            40.4
1998            8.7             2.5            11.2             9.0
1999*           8.2             2.6            10.8            27.3
-------------------------------------------------------------------------

*Six months ended March 31, 1999.

See Financial Highlights table on page 55 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999
---------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                            INCEPTION                           -----------------------------
                              DATE         1 YEAR     5 YEARS   CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------
Balanced Portfolio          5/23/1991       3.91%      17.07%     9.62%     4.26%     13.88%
Equity Income Portfolio     6/7/1993       35.27       22.09     14.77      3.67      18.44
---------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolios could lose money.

DIVERSIFIED VALUE PORTFOLIO
TOTAL INVESTMENT RETURNS:
FEBRUARY 8, 1999-MARCH 31, 1999
-------------------------------------------------------------------------
                      DIVERSIFIED VALUE PORTFOLIO              S&P 500
FISCAL          CAPITAL         INCOME          TOTAL           TOTAL
PERIOD          RETURN          RETURN          RETURN*         RETURN
------------------------------------------------------------------------
1999            2.4%            0.0%            2.4%            3.6%
------------------------------------------------------------------------

*Since inception.


EQUITY INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 29, 1991-MARCH 31, 1999
-------------------------------------------------------------------------
                        EQUITY INDEX PORTFOLIO                 S&P 500
FISCAL         CAPITAL          INCOME          TOTAL           TOTAL
YEAR           RETURN           RETURN          RETURN          RETURN
-------------------------------------------------------------------------
1991            4.5%            0.0%            4.5%             5.4%
1992            8.3             2.4            10.7             11.1
1993            9.5             3.2            12.7             13.0
1994            0.8             2.7             3.5              3.7
1995           26.6             2.9            29.5             29.7
1996           17.8             2.4            20.2             20.3
1997           38.9             1.4            40.3             40.4
1998            7.5             1.5             9.0              9.0
1999*          25.8             1.7            27.5             27.3
-------------------------------------------------------------------------

*Six months ended March 31, 1999.

See Financial Highlights table on page 56 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999
----------------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                INCEPTION                             ------------------------------
                                  DATE         1 YEAR      5 YEARS   CAPITAL     INCOME       TOTAL
----------------------------------------------------------------------------------------------------
Diversified Value Portfolio      2/8/1999         --          --      2.40%      0.00%        2.40%
Equity Index Portfolio           4/29/1991     18.57%      26.15%    17.13       2.35        19.48
----------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolios could lose money.


MID-CAP INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS:
FEBRUARY 9, 1999-MARCH 31, 1999
----------------------------------------------------------------------------
                        MID-CAP INDEX PORTFOLIO                  S&P*
FISCAL          CAPITAL         INCOME          TOTAL           TOTAL
PERIOD          RETURN          RETURN          RETURN**        RETURN
----------------------------------------------------------------------------
1999            1.5%            0.0%            1.5%            1.4%
----------------------------------------------------------------------------

*S&P MidCap 400 Index.

**Since inception.

GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 7, 1993-MARCH 31, 1999
-----------------------------------------------------------------------
                          GROWTH PORTFOLIO                     S&P 500
FISCAL        CAPITAL         INCOME          TOTAL            TOTAL
YEAR          RETURN          RETURN          RETURN           RETURN
-----------------------------------------------------------------------
1993            2.6%            0.0%            2.6%             3.4%
1994            5.2             0.7             5.9              3.7
1995           30.7             1.3            32.0             29.7
1996           26.4             1.4            27.8             20.3
1997           27.4             1.4            28.8             40.4
1998           16.3             1.1            17.4              9.0
1999*          29.0             0.8            29.8             27.3
-----------------------------------------------------------------------

*Six months ended March 31, 1999.

See Financial Highlights table on page 57 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999
------------------------------------------------------------------------------------------------------
                                                                              SINCE INCEPTION
                                INCEPTION                           ----------------------------------
                                  DATE       1 YEAR    5 YEARS      CAPITAL        INCOME       TOTAL
------------------------------------------------------------------------------------------------------
Mid-Cap Index Portfolio         2/9/1999        --        --          1.50%         0.00%        1.50%
Growth Portfolio                6/7/1993     26.55%    28.45%        23.46          1.16        24.62
------------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and returns can fluctuate widely, so an investment in the portfolios could lose money.


SMALL COMPANY GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1996-MARCH 31, 1999
------------------------------------------------------------------------
                             SMALL COMPANY                      RUSSELL
                            GROWTH PORTFOLIO                      2000
FISCAL         CAPITAL         INCOME           TOTAL            TOTAL
YEAR           RETURN          RETURN          RETURN           RETURN
------------------------------------------------------------------------
1996            -1.6%           0.0%            -1.6%           -4.4%
1997            21.6            0.6             22.2            33.2
1998           -20.4            0.3            -20.1           -19.0
1999*           13.8            0.6             14.4            10.0
------------------------------------------------------------------------

*Six months ended March 31, 1999.

See Financial Highlights table on page 57 for dividend and capital gains information since the portfolio's inception.

INTERNATIONAL PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1994-MARCH 31, 1999
------------------------------------------------------------------------
                        INTERNATIONAL PORTFOLIO               MSCI EAFE
FISCAL        CAPITAL          INCOME          TOTAL            TOTAL
YEAR          RETURN           RETURN          RETURN           RETURN
------------------------------------------------------------------------
1994            3.1%            0.0%            3.1%            0.1%
1995           10.6             0.6             11.2            6.1
1996           11.8             1.6             13.4            8.9
1997           17.2             1.4             18.6           12.5
1998          -10.0             1.3             -8.7           -8.1
1999*          15.0             1.7             16.7           22.5
------------------------------------------------------------------------


*Six months ended March 31, 1999.

See Financial Highlights table on page 58 for dividend and capital gains information since the portfolio's inception.

REIT INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS:
FEBRUARY 9, 1999-MARCH 31, 1999
---------------------------------------------------------------------------
                          REIT INDEX PORTFOLIO              MORGAN STANLEY
                                                              REIT INDEX
FISCAL          CAPITAL         INCOME          TOTAL           TOTAL
PERIOD          RETURN          RETURN          RETURN*         RETURN
---------------------------------------------------------------------------
1999            -2.5%           0.0%            -2.5%           -2.5%
---------------------------------------------------------------------------

*Since inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999
----------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                        INCEPTION                             ----------------------------------------
                                          DATE                   1 YEAR        CAPITAL         INCOME          TOTAL
----------------------------------------------------------------------------------------------------------------------
Small Company Growth Portfolio          6/3/1996                -11.27%         2.90%           0.50%           3.40%
International Portfolio                 6/3/1994                  4.04          9.46            1.36           10.82
REIT Index Portfolio                    2/9/1999                    --         -2.50            0.00           -2.50
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE

MONEY MARKET PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999. Key elements of this Profile are defined below and on page 26.

FINANCIAL ATTRIBUTES
---------------------------------------
Yield                              4.8%
Average Maturity                79 Days
Average Quality                     Aa1
Expense Ratio                    0.21%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
Treasury/Agency                              22.7%
Aaa                                          11.7
Aa                                           51.4
A                                            14.2
Baa                                           0.0
Ba                                            0.0
B                                             0.0
Not Rated                                     0.0
--------------------------------------------------
Total                                       100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-----------------------------------------------------
Certificates of Deposit                         29.8%
Commercial Paper                                41.7
Treasury/Agency                                 22.7
Other                                            5.8
-----------------------------------------------------
Total                                          100.0%


AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes. For equity portfolios, the attributes are market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For fixed-income portfolios, the attributes are average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of assets.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

PORTFOLIO PROFILE

SHORT-TERM CORPORATE PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.


FINANCIAL ATTRIBUTES
------------------------------------------------------
                         SHORT-TERM            LEHMAN
                          CORPORATE             INDEX*
------------------------------------------------------
Number of Issues                37               7,422
Yield                         5.5%                6.6%
Yield to Maturity             5.7%                6.1%
Average Coupon                6.1%                6.8%
Average Maturity         2.8 years           8.9 years
Average Quality                Aa3                 Aaa
Average Duration         2.3 years           4.7 years
Expense Ratio              0.30%**                  --
Cash Reserves                12.5%                  --

 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
------------------------------------------------------
[GRAPH]


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------
Under 1 Year                                     10.4%
1-3 Years                                        55.6
3-5 Years                                        26.3
Over 5 Years                                      7.7

Total                                           100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
Treasury/Agency                                  10.8%
Aaa                                              23.2
Aa                                               17.3
A                                                22.6
Baa                                              26.1
Ba                                                0.0
B                                                 0.0
Not Rated                                         0.0
------------------------------------------------------
Total                                           100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
------------------------------------------------------
Asset-Backed                                     14.8%
Commercial Mortgage-Backed                        0.0
Finance                                          26.0
Foreign                                           3.4
Government Mortgage-Backed                        0.0
Industrial                                       31.7
Treasury/Agency                                  10.8
Utilities                                        13.3
------------------------------------------------------
Total                                          100.0%

PORTFOLIO PROFILE

HIGH-GRADE BOND PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
---------------------------------------------------------
                               HIGH-GRADE          LEHMAN
                                     BOND          INDEX*
---------------------------------------------------------
Number of Issues                        341       7,422
Yield                                  5.9%        6.6%
Yield to Maturity                      5.9%        6.1%
Average Coupon                         7.3%        6.8%
Average Maturity                  8.8 years   8.9 years
Average Quality                         Aa1         Aaa
Average Duration                  4.7 years   4.7 years
Expense Ratio                       0.28%**          --
Cash Reserves                          1.1%          --

 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------
                                HIGH-GRADE          LEHMAN
                                      BOND          INDEX*
----------------------------------------------------------
R-Squared                             0.99            1.00
Beta                                  0.98            1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------------------
Treasury/Agency                                       26.1%
Aaa                                                   39.7
Aa                                                     8.3
A                                                     12.3
Baa                                                   13.6
Ba                                                     0.0
B                                                      0.0
Not Rated                                              0.0
-----------------------------------------------------------
Total                                                100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------------------------
Under 1 Year                                           2.7%
1-5 Years                                             36.5
5-10 Years                                            39.5
10-20 Years                                            5.4
20-30 Years                                           14.8
Over 30 Years                                          1.1
-----------------------------------------------------------
Total                                                100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-----------------------------------------------------------
Asset-Backed                                           5.4%
Commercial Mortgage-Backed                             0.0
Finance                                               14.5
Foreign                                                4.4
Government Mortgage-Backed                            32.7
Industrial                                            10.9
Treasury/Agency                                       26.1
Utilities                                              6.0
-----------------------------------------------------------
Total                                                100.0%

PORTFOLIO PROFILE

HIGH YIELD BOND PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                HIGH YIELD         LEHMAN
                                      BOND          INDEX*
----------------------------------------------------------
Number of Issues                       179           7,422
Yield                                 8.7%            6.6%
Yield to Maturity                     8.6%            6.1%
Average Coupon                        8.8%            6.8%
Average Maturity                 7.1 years       8.9 years
Average Quality                        Ba3             Aaa
Average Duration                 5.0 years       4.7 years
Expense Ratio                      0.31%**              --
Cash Reserves                         6.4%              --

 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury/Agency                                    0.0%
Aaa                                                0.0
Aa                                                 0.0
A                                                  0.8
Baa                                                3.9
Ba                                                41.2
B                                                 53.5
Not Rated                                          0.6
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       0.0%
1-5 Years                                         15.7
5-10 Years                                        78.0
10-20 Years                                        5.3
20-30 Years                                        1.0
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       0.0%
Commercial Mortgage-Backed                         0.0
Finance                                            3.1
Foreign                                            0.0
Government Mortgage-Backed                         0.0
Industrial                                        90.4
Treasury/Agency                                    0.0
Utilities                                          6.5
--------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE

BALANCED PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

TOTAL PORTFOLIO CHARACTERISTICS
-----------------------------------------------------
Yield                                            3.6%
Turnover Rate                                    23%*
Expense Ratio                                  0.31%*
Cash Reserves                                    0.8%

*Annualized.

PORTFOLIO ASSET ALLOCATION
----------------------------------------------------------
STOCKS              65%
BONDS               34%
CASH RESERVES        1%


TOTAL PORTFOLIO VOLATILITY MEASURES
----------------------------------------------------------
                                  BALANCED         S&P 500
----------------------------------------------------------
R-Squared                             0.87            1.00
Beta                                  0.58            1.00



TEN LARGEST STOCKS (% OF EQUITIES)
---------------------------------------------------------
Citigroup, Inc.                                      3.2%
Pharmacia & Upjohn, Inc.                             2.9
Xerox Corp.                                          2.5
Ford Motor Co.                                       2.4
Motorola, Inc.                                       2.4
CIGNA Corp.                                          2.4
International Business Machines Corp.                2.2
Johnson & Johnson                                    2.0
Union Pacific Corp.                                  2.0
General Motors Corp.                                 2.0
---------------------------------------------------------
Top Ten                                             24.0%
---------------------------------------------------------
Top Ten as % of Total Net Assets                    15.7%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------------------
                                                            MARCH 31, 1998                  MARCH 31, 1999
                                                        -------------------------------------------------------------
                                                               BALANCED               BALANCED             S&P 500
---------------------------------------------------------------------------------------------------------------------
Auto & Transportation                                             8.8%                   11.2%                2.5%
Consumer Discretionary                                            4.3                     6.7                13.2
Consumer Staples                                                  2.8                     2.5                 8.4
Financial Services                                               19.7                    16.7                16.7
Health Care                                                      12.4                    10.8                12.4
Integrated Oils                                                   9.1                    10.6                 5.1
Other Energy                                                      0.6                     2.1                 1.1
Materials & Processing                                           16.9                    14.3                 3.3
Producer Durables                                                10.0                     7.8                 3.1
Technology                                                        1.0                     5.6                17.3
Utilities                                                         9.1                     8.7                11.1
Other                                                             5.3                     3.0                 5.8
---------------------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------
                                 BALANCED          S&P 500
----------------------------------------------------------
Number of Stocks                       105             500
Median Market Cap                   $20.6B          $64.6B
Price/Earnings Ratio                 22.5x           29.1x
Price/Book Ratio                      2.8x            5.1x
Dividend Yield                        2.3%            1.3%
Return on Equity                     19.1%           22.5%
Earnings Growth Rate                 12.2%           16.8%
Foreign Holdings                     12.5%            1.5%


EQUITY INVESTMENT FOCUS
---------------------------------------------------------------
[GRAPH]




FIXED-INCOME CHARACTERISTICS
---------------------------------------------------------------
                                                       LEHMAN
                                 BALANCED               INDEX*
---------------------------------------------------------------
Number of Bonds                       120                 7,422
Yield to Maturity                     6.6%                 6.1%
Average Coupon                        7.0%                 6.8%
Average Maturity                17.7 years            8.9 years
Average Quality                        Aa3                  Aaa
Average Duration                 9.0 years            4.7 years

*Lehman Aggregate Bond Index.



FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]



DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
------------------------------------------------------
Treasury/Agency                                  12.7%
Aaa                                               8.8
Aa                                               23.7
A                                                37.9
Baa                                              16.9
Ba                                                0.0
B                                                 0.0
Not Rated                                         0.0
------------------------------------------------------
Total                                           100.0%



DISTRIBUTION BY ISSUER (% OF BONDS)
------------------------------------------------------
Asset-Backed                                      0.0%
Commercial Mortgage-Backed                        1.0
Finance                                          23.1
Foreign                                           6.1
Government Mortgage-Backed                        2.4
Industrial                                       33.8
Treasury/Agency                                  12.7
Utilities                                        20.9
------------------------------------------------------
Total                                           100.0%

PORTFOLIO PROFILE

EQUITY INCOME PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                             EQUITY INCOME         S&P 500
----------------------------------------------------------
Number of Stocks                       113             500
Median Market Cap                   $31.6B          $64.6B
Price/Earnings Ratio                 23.2x           29.1x
Price/Book Ratio                      3.5x            5.1x
Yield                                 2.5%            1.3%
Return on Equity                     20.6%           22.5%
Earnings Growth Rate                  7.9%           16.8%
Foreign Holdings                      6.0%            1.5%
Turnover Rate                          4%*              --
Expense Ratio                       0.36%*              --
Cash Reserves                         1.0%              --

*Annualized.

INVESTMENT FOCUS
----------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                             EQUITY INCOME         S&P 500
----------------------------------------------------------
R-Squared                             0.87            1.00
Beta                                  0.69            1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Bell Atlantic Corp.                                 3.2%
Bristol-Myers Squibb Co.                            3.1
American Home Products Corp.                        3.0
AT&T Corp.                                          3.0
Exxon Corp.                                         2.8
Pharmacia & Upjohn, Inc.                            2.7
Mobil Corp.                                         2.7
BP Amoco PLC ADR                                    2.6
Chevron Corp.                                       2.5
Ameritech Corp.                                     2.3
--------------------------------------------------------
Top Ten                                            27.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------------------------
                                                             MARCH 31, 1998                  MARCH 31, 1999
                                                         -----------------------------------------------------------
                                                             EQUITY INCOME            EQUITY INCOME       S&P 500
                                                         -----------------------------------------------------------
Auto & Transportation                                             3.1%                      2.8%             2.5%
Consumer Discretionary                                            5.6                       5.3             13.2
Consumer Staples                                                  8.2                       8.6              8.4
Financial Services                                               19.7                      19.4             16.7
Health Care                                                      11.5                      14.1             12.4
Integrated Oils                                                  16.3                      17.0              5.1
Other Energy                                                      0.0                       0.7              1.1
Materials & Processing                                            4.6                       4.3              3.3
Producer Durables                                                 1.8                       2.4              3.1
Technology                                                        0.0                       0.0             17.3
Utilities                                                        26.7                      23.4             11.1
Other                                                             2.5                       2.0              5.8
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE

DIVERSIFIED VALUE PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                               DIVERSIFIED             S&P
                                     VALUE             500
----------------------------------------------------------
Number of Stocks                        46             500
Median Market Cap                   $19.8B          $64.6B
Price/Earnings Ratio                 17.8x           29.1x
Price/Book Ratio                      2.7x            5.1x
Yield                                 2.4%            1.3%
Return on Equity                     17.9%           22.5%
Earnings Growth Rate                 12.4%           16.8%
Foreign Holdings                      2.4%            1.5%
Turnover Rate                          1%*              --
Expense Ratio                       0.40%*              --
Cash Reserves                         5.7%              --

*Annualized.

INVESTMENT FOCUS
--------------------------------------------------------
[GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
The Chase Manhattan Corp.                           3.5%
Honeywell, Inc.                                     3.4
U S WEST, Inc.                                      3.4
First Union Corp.                                   3.2
Waste Management, Inc.                              3.0
Williams Cos., Inc.                                 3.0
Kmart Corp.                                         3.0
Allstate Corp.                                      3.0
Bankers Trust Corp.                                 2.9
Anheuser-Busch Cos., Inc.                           2.9
--------------------------------------------------------
Top Ten                                            31.3%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------
                                                                           MARCH 31, 1999
                                                           -------------------------------------------
                                                           DIVERSIFIED VALUE                  S&P 500
                                                           -------------------------------------------
Auto & Transportation                                             3.6%                           2.5%
Consumer Discretionary                                           11.2                           13.2
Consumer Staples                                                  6.2                            8.4
Financial Services                                               30.7                           16.7
Health Care                                                       0.0                           12.4
Integrated Oils                                                   2.4                            5.1
Other Energy                                                     10.0                            1.1
Materials & Processing                                            5.5                            3.3
Producer Durables                                                 6.2                            3.1
Technology                                                        0.0                           17.3
Utilities                                                        15.2                           11.1
Other                                                             9.0                            5.8
------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE

EQUITY INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on pages 25 and 26.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                              EQUITY INDEX         S&P 500
-----------------------------------------------------------
Number of Stocks                       506              500
Median Market Cap                   $64.6B           $64.6B
Price/Earnings Ratio                 29.1x            29.1x
Price/Book Ratio                      5.1x             5.1x
Yield                                 1.1%             1.3%
Return on Equity                     22.5%            22.5%
Earnings Growth Rate                 16.8%            16.8%
Foreign Holdings                      1.5%             1.5%
Turnover Rate                          5%*               --
Expense Ratio                       0.19%*               --
Cash Reserves                         0.0%               --

*Annualized.

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                              EQUITY INDEX         S&P 500
----------------------------------------------------------
R-Squared                             1.00            1.00
Beta                                  1.00            1.00



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Microsoft Corp.                                   4.3%
General Electric Co.                              3.4
Wal-Mart Stores, Inc.                             1.9
Intel Corp.                                       1.9
Merck & Co., Inc.                                 1.8
Pfizer, Inc.                                      1.7
Cisco Systems, Inc.                               1.6
Exxon Corp.                                       1.6
AT&T Corp.                                        1.6
International Business Machines Corp.             1.5
------------------------------------------------------
Top Ten                                          21.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------------------
                                                            MARCH 31, 1998                   MARCH 31, 1999
                                                           -------------------------------------------------------
                                                             EQUITY INDEX            EQUITY INDEX          S&P 500
                                                           -------------------------------------------------------
Auto & Transportation                                             3.6%                     2.5%              2.5%
Consumer Discretionary                                           10.0                     13.2              13.2
Consumer Staples                                                 10.9                      8.3               8.4
Financial Services                                               17.9                     16.7              16.7
Health Care                                                      11.7                     12.4              12.4
Integrated Oils                                                   6.7                      5.1               5.1
Other Energy                                                      1.2                      1.1               1.1
Materials & Processing                                            5.6                      3.3               3.3
Producer Durables                                                 4.1                      3.1               3.1
Technology                                                       12.0                     17.3              17.3
Utilities                                                        10.7                     11.1              11.1
Other                                                             5.6                      5.9               5.8
------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE

MID-CAP INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on pages 25 and 26.

PORTFOLIO CHARACTERISTICS
------------------------------------------
                     MID-CAP INDEX    S&P*
------------------------------------------
Number of Stocks          402         400
Median Market Cap       $2.9B       $2.9B
Price/Earnings Ratio    19.8x       19.8x
Price/Book Ratio         2.9x        2.9x
Yield                    1.1%        1.3%
Return on Equity        16.9%       16.8%
Earnings Growth Rate    18.0%       17.9%
Foreign Holdings         0.0%        0.0%
Turnover Rate           50%**          --
Expense Ratio         0.25%**          --
Cash Reserves            0.2%          --

 *S&P MidCap 400 Index.
**Annualized.

INVESTMENT FOCUS
--------------------------------------------------------
[GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------
AFLAC, Inc.                                                     1.8%
Best Buy Co., Inc.                                              1.3
QUALCOMM, Inc.                                                  1.1
Office Depot, Inc.                                              1.1
Harley-Davidson, Inc.                                           1.1
Biogen, Inc.                                                    1.0
Linear Technology Corp.                                         1.0
Maxim Integrated Products, Inc.                                 0.9
Lexmark International Group, Inc. Class A                       0.9
E*TRADE Group, Inc.                                             0.8
--------------------------------------------------------------------
Top Ten                                                        11.0%



SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------------------
                                                                                 MARCH 31, 1999
                                                             -------------------------------------------------
                                                                MID-CAP INDEX                   S&P MIDCAP 400
                                                             -------------------------------------------------
Auto & Transportation                                            4.8%                                 4.6%
Consumer Discretionary                                           17.2                                 17.6
Consumer Staples                                                  4.3                                  4.2
Financial Services                                               17.4                                 17.2
Health Care                                                       9.9                                  9.5
Integrated Oils                                                   0.5                                  0.7
Other Energy                                                      4.3                                  3.8
Materials & Processing                                            6.7                                  6.9
Producer Durables                                                 6.3                                  6.5
Technology                                                       14.1                                 14.8
Utilities                                                        12.4                                 12.7
Other                                                             2.1                                  1.5
--------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE

GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                    GROWTH         S&P 500
----------------------------------------------------------
Number of Stocks                        79             500
Median Market Cap                  $104.0B          $64.6B
Price/Earnings Ratio                 40.4x           29.1x
Price/Book Ratio                      9.8x            5.1x
Yield                                 0.5%            1.3%
Return on Equity                     29.2%           22.5%
Earnings Growth Rate                 23.6%           16.8%
Foreign Holdings                      2.8%            1.5%
Turnover Rate                         44%*              --
Expense Ratio                       0.39%*              --
Cash Reserves                         1.3%              --

*Annualized.


INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------
                                    GROWTH         S&P 500
----------------------------------------------------------
R-Squared                             0.94            1.00
Beta                                  1.01            1.00



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------
Microsoft Corp.                                   6.0%
General Electric Co.                              5.5
Cisco Systems, Inc.                               5.0
Merck & Co., Inc.                                 4.6
Intel Corp.                                       4.4
Procter & Gamble Co.                              4.0
Pfizer, Inc.                                      3.4
Lucent Technologies, Inc.                         2.9
Dell Computer Corp.                               2.7
Bristol-Myers Squibb Co.                          2.5
------------------------------------------------------
Top Ten                                          41.0%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------------------------
                                                             MARCH 31, 1998                MARCH 31, 1999
                                                            ----------------------------------------------------
                                                                GROWTH                GROWTH            S&P 500
                                                            ----------------------------------------------------
Auto & Transportation                                             0.0%                   0.0%               2.5%
Consumer Discretionary                                           11.3                   11.8               13.2
Consumer Staples                                                 19.2                   14.2                8.4
Financial Services                                               12.2                   12.1               16.7
Health Care                                                      21.8                   23.4               12.4
Integrated Oils                                                   0.0                    0.0                5.1
Other Energy                                                      0.2                    0.0                1.1
Materials & Processing                                            9.4                    0.7                3.3
Producer Durables                                                 2.0                    2.8                3.1
Technology                                                       18.6                   26.2               17.3
Utilities                                                         0.0                    0.0               11.1
Other                                                             5.3                    8.8                5.8
----------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE

SMALL COMPANY GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                             SMALL COMPANY         RUSSELL
                                    GROWTH            2000
-----------------------------------------------------------
Number of Stocks                       117           1,883
Median Market Cap                   $ 0.5B          $ 0.7B
Price/Earnings Ratio                 19.5x           17.7x
Price/Book Ratio                      2.9x            2.4x
Yield                                 0.5%            1.5%
Return on Equity                     16.5%           14.5%
Earnings Growth Rate                 14.8%           16.6%
Foreign Holdings                      1.0%            0.0%
Turnover Rate                         78%*              --
Expense Ratio                       0.51%*              --
Cash Reserves                         3.2%              --

*Annualized.

INVESTMENT FOCUS
--------------------------------------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Mettler-Toledo International Inc.                  2.5%
Acxiom Corp.                                       2.2
Investment Technology Group, Inc.                  2.0
RealNetworks, Inc.                                 2.0
Exchange Applications, Inc.                        1.9
CEC Entertainment Inc.                             1.8
DENTSPLY International Inc.                        1.8
Biogen, Inc.                                       1.8
Sun Communities, Inc. REIT                         1.7
Ames Department Stores, Inc.                       1.6
-------------------------------------------------------
Top Ten                                           19.3%

INVESTMENT FOCUS
-------------------------------------------------------
[GRAPH]

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------------------------
                                                               MARCH 31, 1998                   MARCH 31, 1999
                                                            --------------------------------------------------------
                                                               SMALL COMPANY             SMALL COMPANY       RUSSELL
                                                                   GROWTH                    GROWTH            2000
                                                            --------------------------------------------------------
Auto & Transportation                                               5.6%                       5.2%            4.1%
Consumer Discretionary                                             23.5                       26.0            18.9
Consumer Staples                                                    0.8                        1.1             2.6
Financial Services                                                 14.4                        9.4            23.3
Health Care                                                        16.9                       14.2             9.5
Integrated Oils                                                     0.0                        0.0             0.3
Other Energy                                                        0.2                        2.2             2.3
Materials & Processing                                              7.7                        4.0             8.4
Producer Durables                                                  11.7                        8.8             6.5
Technology                                                         16.6                       25.8            14.7
Utilities                                                           0.9                        2.9             8.6
Other                                                               1.7                        0.4             0.8
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE

INTERNATIONAL PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                             INTERNATIONAL       MSCI EAFE
-----------------------------------------------------------
Number of Stocks                      118           1,028
Turnover Rate                        28%*              --
Expense Ratio                      0.49%*              --
Cash Reserves                        2.0%              --

*Annualized.

PORTFOLIO ALLOCATION
-----------------------------
EUROPE                   78%
PACIFIC                  18%
EMERGING MARKETS          4%


VOLATILITY MEASURES
-----------------------------------------------------------
                             INTERNATIONAL       MSCI EAFE
-----------------------------------------------------------
R-Squared                             0.92            1.00
Beta                                  0.99            1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------
ING Groep NV                                           3.8%
Endesa SA                                              3.7
Novartis AG (Registered)                               3.5
Fuji Photo Film Co., Ltd.                              3.1
Vivendi                                                3.0
UBS AG                                                 2.8
Suez Lyonnaise des Eaux                                2.8
Elf Aquitaine SA                                       2.6
Philips Electronics NV                                 2.6
Mannesmann AG                                          2.5
-----------------------------------------------------------
Top Ten                                               30.4%

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------------------------------
                                                             MARCH 31, 1998                   MARCH 31, 1999
                                                            -------------------------------------------------------
                                                             INTERNATIONAL             INTERNATIONAL      MSCI EAFE
                                                            -------------------------------------------------------
Argentina                                                         0.2%                      0.2%             0.0%
Australia                                                         0.0                       1.8              2.8
Austria                                                           0.0                       0.0              0.3
Belgium                                                           1.0                       1.6              1.6
Brazil                                                            2.2                       0.7              0.0
Chile                                                             0.2                       0.0              0.0
Denmark                                                           0.9                       0.7              0.8
Finland                                                           0.0                       0.0              1.8
France                                                            9.0                      14.5              9.3
Germany                                                           8.4                       5.1              9.5
Hong Kong                                                         4.9                       0.8              2.1
Indonesia                                                         0.2                       0.0              0.0
Ireland                                                           0.4                       1.6              0.5
Italy                                                             4.3                       9.7              5.0
Japan                                                            16.6                      13.6             23.1
Malaysia                                                          1.5                       0.4              0.0
Mexico                                                            0.6                       0.8              0.0
Netherlands                                                      14.5                      10.2              5.9
New Zealand                                                       0.0                       0.0              0.2
Norway                                                            0.0                       0.0              0.4
Philippines                                                       0.9                       0.7              0.0
Portugal                                                          0.0                       0.0              0.6
Singapore                                                         1.6                       1.1              0.7
South Korea                                                       0.8                       1.6              0.0
Spain                                                             2.1                       3.8              3.1
Sweden                                                            2.7                       2.9              2.7
Switzerland                                                      14.3                       9.2              7.3
Thailand                                                          0.1                       0.0              0.0
United Kingdom                                                   12.6                      19.0             22.3
-------------------------------------------------------------------------------------------------------------------
Total                                                           100.0%                    100.0%           100.0%
-------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE

REIT INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 25 and 26.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                REIT INDEX         S&P 500
----------------------------------------------------------
Number of Stocks                       131             500
Median Market Cap                    $1.5B          $64.6B
Price/Earnings Ratio                 16.7x           29.1x
Price/Book Ratio                      1.4x            5.1x
Dividend Yield                       7.8%*            1.3%
Return on Equity                     10.0%           22.5%
Earnings Growth Rate                 28.1%           16.8%
Foreign Holdings                      0.0%            1.5%
Turnover Rate                        23%**              --
Expense Ratio                      0.30%**              --
Cash Reserves                         3.6%              --

 * This dividend yield includes some payments that represent a return of capital by the underlying REITs. The amount of such return of capital is only determined by each REIT after its fiscal year-end.

** Annualized.

INVESTMENT FOCUS
--------------------------
[GRAPH]

PORTFOLIO ALLOCATION BY REIT TYPE
-------------------------------------------------------
Retail                                              22%
Apartments                                          21
Office                                              20
Industrial                                          16
Diversified                                         13
Hotels                                               8
-------------------------------------------------------
Total                                              100%

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Equity Office Properties Trust REIT               5.7%
Equity Residential Properties Trust REIT          4.2
Simon Property Group, Inc. REIT                   3.9
Public Storage, Inc. REIT                         2.9
Vornado Realty Trust REIT                         2.5
Archstone Communities Trust REIT                  2.5
Crescent Real Estate, Inc. REIT                   2.3
ProLogis Trust REIT                               2.2
Host Marriott Corp. REIT                          2.0
Spieker Properties, Inc. REIT                     2.0
-------------------------------------------------------
Top Ten                                          30.2%

FINANCIAL STATEMENTS

MARCH 31, 1999 (UNAUDITED)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund portfolios, are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                           MONEY         SHORT-TERM         HIGH-GRADE        HIGH YIELD
                                                          MARKET          CORPORATE               BOND              BOND
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                   ---------------------------------------------------------------------
                                                      SIX MONTHS                            SIX MONTHS        SIX MONTHS
                                                           ENDED         FEB. 8* TO              ENDED             ENDED
                                                   MAR. 31, 1999      MAR. 31, 1999      MAR. 31, 1999     MAR. 31, 1999
                                                   ---------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                 --                 --                 --                --
    Interest                                             $15,274                $79          $  10,427            $6,259
    Security Lending                                          --                 --                  3                 5
                                                   ---------------------------------------------------------------------
        Total Income                                      15,274                 79             10,430             6,264
                                                   ---------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                             33                 --                 18                44
        Performance Adjustment                                --                 --                 --                --
    The Vanguard Group--Note C
        Management and Administrative                        463                  4                386               151
        Marketing and Distribution                            83                 --                 24                12
    Custodian Fees                                            17                 --                 28                 4
    Auditing Fees                                              4                 --                  4                 3
    Shareholders' Reports                                     11                 --                  9                 5
    Trustees' Fees and Expenses                               --                 --                 --                --
                                                   ---------------------------------------------------------------------
        Total Expenses                                       611                  4                469               219
        Expenses Paid Indirectly--Note D                      --                 --                 (4)               --
                                                   ---------------------------------------------------------------------
        Net Expenses                                         611                  4                465               219
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     14,663                 75              9,965             6,045
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
    Investment Securities Sold                                --                (20)               751            (2,935)
    Futures Contracts                                         --                 --                 --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      --                (20)               751            (2,935)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                     --                (19)           (11,298)            3,653
    Futures Contracts                                         --                  1                 --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)              --                (18)           (11,298)            3,653
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                            $14,663                $37          $    (582)           $6,763
========================================================================================================================

*Commencement of operations.

------------------------------------------------------------------------------------------------------------------------
                                                                             EQUITY        DIVERSIFIED            EQUITY
                                                        BALANCED             INCOME              VALUE             INDEX
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                   ---------------------------------------------------------------------
                                                      SIX MONTHS         SIX MONTHS                           SIX MONTHS
                                                           ENDED              ENDED         FEB. 8* TO             ENDED
                                                   MAR. 31, 1999      MAR. 31, 1999      MAR. 31, 1999     MAR. 31, 1999
                                                   ---------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                            $ 4,332            $ 5,808               $ 31          $  7,486
    Interest                                               6,955                 66                 21               271
    Security Lending                                          33                  1                 --                 9
                                                   ---------------------------------------------------------------------
        Total Income                                      11,320              5,875                 52             7,766
                                                   ---------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                            275                211                  2                45
        Performance Adjustment                               (44)                --                 --                --
    The Vanguard Group--Note C
        Management and Administrative                        622                476                  5               917
        Marketing and Distribution                            43                 31                 --                78
    Custodian Fees                                             3                  9                 --                 9
    Auditing Fees                                              4                  4                 --                 5
    Shareholders' Reports                                     17                 15                 --                24
    Trustees' Fees and Expenses                                1                 --                 --                 1
                                                   ---------------------------------------------------------------------
        Total Expenses                                       921                746                  7             1,079
        Expenses Paid Indirectly--Note D                     (17)                --                 --                --
                                                   ---------------------------------------------------------------------
        Net Expenses                                         904                746                  7             1,079
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     10,416              5,129                 45             6,687
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                            11,304              1,651                 --             4,991
    Futures Contracts                                         --                 --                 --             2,770
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  11,304              1,651                 --             7,761
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                 19,984             34,246                176           244,372
    Futures Contracts                                         --                 --                 --              (259)
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                        19,984             34,246                176           244,113
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                            $41,704            $41,026               $221          $258,561
========================================================================================================================

*Commencement of operations.

------------------------------------------------------------------------------------------------------------------------
                                                                                                 SMALL
                                                         MID-CAP                               COMPANY
                                                           INDEX             GROWTH             GROWTH     INTERNATIONAL
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                   ---------------------------------------------------------------------
                                                                         SIX MONTHS         SIX MONTHS        SIX MONTHS
                                                      FEB. 8* TO              ENDED              ENDED             ENDED
                                                   MAR. 31, 1999      MAR. 31, 1999      MAR. 31, 1999     MAR. 31, 1999
                                                   ---------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends**                                             $ 23           $  3,309            $   452           $   977
    Interest                                                   5                734                205               415
    Security Lending                                          --                  1                 66                47
                                                   ---------------------------------------------------------------------
        Total Income                                          28              4,044                723             1,439
                                                   ---------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                             --                636                103               153
        Performance Adjustment                                --                 --                  9                26
    The Vanguard Group--Note C
        Management and Administrative                          4                861                203               313
        Marketing and Distribution                            --                 54                 11                19
    Custodian Fees                                            --                  6                  4                67
    Auditing Fees                                             --                  5                  3                 4
    Shareholders' Reports                                     --                 21                  9                13
    Trustees' Fees and Expenses                               --                  1                 --                --
                                                   ---------------------------------------------------------------------
        Total Expenses                                         4              1,584                342               595
        Expenses Paid Indirectly--Note D                      --                 --                 --                --
                                                   ---------------------------------------------------------------------
        Net Expenses                                           4              1,584                342               595
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         24              2,460                381               844
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                (3)            25,433             (2,320)               93
    Futures Contracts                                         --                 --                 --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --               (97)
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      (3)            25,433             (2,320)               (4)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                    180            168,943             18,641            35,194
    Futures Contracts                                         --                 --                 --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --              (270)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                           180            168,943             18,641            34,924
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                               $201           $196,836            $16,702           $35,764
========================================================================================================================

 *Commencement of operations.

**Dividends for the International Portfolio are net of foreign withholding taxes of $114,000.

------------------------------------------------------------------------------------------------------------------------
                                                                                                              REIT INDEX
                                                                                                               PORTFOLIO
                                                                                                           -------------
                                                                                                              FEB. 8* TO
                                                                                                           MAR. 31, 1999
                                                                                                           -------------
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                                    $    85
    Interest                                                                                                           3
    Security Lending                                                                                                  --
                                                                                                                 -------
        Total Income                                                                                                  88
                                                                                                                 -------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                     --
        Performance Adjustment                                                                                        --
    The Vanguard Group--Note C
        Management and Administrative                                                                                  3
        Marketing and Distribution                                                                                    --
    Custodian Fees                                                                                                    --
    Auditing Fees                                                                                                     --
    Shareholders' Reports                                                                                             --
    Trustees' Fees and Expenses                                                                                       --
                                                                                                                 -------
        Total Expenses                                                                                                 3
        Expenses Paid Indirectly--Note D                                                                              --
                                                                                                                 -------
        Net Expenses                                                                                                   3
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 85
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                       (14)
    Futures Contracts                                                                                                 --
    Foreign Currencies and Forward Currency Contracts                                                                 --
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                             (14)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                           (209)
    Futures Contracts                                                                                                 --
    Foreign Currencies and Forward Currency Contracts                                                                 --
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                    (209)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                    $(138)
========================================================================================================================

*Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios distribute their income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other portfolios' amounts of Distributions--Net Investment Income, and all portfolios' amounts of Distributions--Realized Capital Gain, may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------
                                                                MONEY MARKET                          SHORT-TERM
                                                                  PORTFOLIO                       CORPORATE PORTFOLIO
                                                  --------------------------------------------------------------------
                                                      SIX MONTHS               YEAR
                                                           ENDED              ENDED                  FEB. 8* TO
                                                   MAR. 31, 1999      SEP. 30, 1998               MAR. 31, 1999
                                                           (000)              (000)                       (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                               $ 14,663           $ 24,820                     $    75
    Realized Net Gain (Loss)                                  --                 (9)                        (20)
    Change in Unrealized Appreciation (Depreciation)          --                 --                         (18)
                                                        --------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     14,663             24,811                          37
                                                        --------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (14,663)           (24,820)                        (75)
    Realized Capital Gain                                     --                 --                          --
                                                        --------------------------------------------------------------
        Total Distributions                              (14,663)           (24,820)                        (75)
                                                        --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               358,482          1,061,400                      14,591
    Issued in Lieu of Cash Distributions                  14,663             24,820                          75
    Redeemed                                            (351,689)          (888,628)                     (1,174)
                                                        --------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                    21,456            197,592                      13,492
----------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             21,456            197,583                      13,454
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  590,182            392,599                          --
                                                        --------------------------------------------------------------
    End of Period                                       $611,638           $590,182                     $13,454
======================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                               358,482          1,061,400                       1,463
    Issued in Lieu of Cash Distributions                  14,663             24,820                           8
    Redeemed                                            (351,689)          (888,628)                       (119)
                                                        --------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            21,456            197,592                       1,352
======================================================================================================================

*Commencement of operations.

<CAPITON>
------------------------------------------------------------------------------------------------------------------------
                                                                 HIGH-GRADE                           HIGH YIELD
                                                               BOND PORTFOLIO                       BOND PORTFOLIO
                                                   ----------------------------------     -------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   MAR. 31, 1999      SEP. 30, 1998      MAR. 31, 1999     SEP. 30, 1998
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                            $     9,965          $  14,610        $     6,045         $  10,286
    Realized Net Gain (Loss)                                 751              1,652             (2,935)              214
    Change in Unrealized Appreciation (Depreciation)     (11,298)            10,148              3,653            (7,370)
                                                        ----------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                       (582)            26,410              6,763             3,130
                                                        ----------------------------------------------------------------
DISTRIBUTIONS

    Net Investment Income                                 (9,965)           (14,610)            (6,045)          (10,286)
    Realized Capital Gain                                   (909)                --               (227)             (124)
                                                        ----------------------------------------------------------------
        Total Distributions                              (10,874)           (14,610)            (6,272)          (10,410)
                                                        ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               107,950            167,673             65,655           112,906
    Issued in Lieu of Cash Distributions                  10,874             14,610              6,272            10,410
    Redeemed                                             (72,512)           (59,504)           (47,223)          (69,715)
                                                        ----------------------------------------------------------------
        Net Increase (Decrease) from Capital

            Share Transactions                            46,312            122,779             24,704            53,601
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             34,856            134,579             25,195            46,321
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  322,469            187,890            131,208            84,887
                                                        ----------------------------------------------------------------
    End of Period                                       $357,325           $322,469           $156,403          $131,208
========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                 9,907             15,547              6,568            10,663
    Issued in Lieu of Cash Distributions                   1,002              1,356                623               990
    Redeemed                                              (6,672)            (5,533)            (4,706)           (6,666)
                                                        ----------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                             4,237             11,370              2,485             4,987
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                  BALANCED                           EQUITY INCOME
                                                                 PORTFOLIO                             PORTFOLIO
                                                   ---------------------------------------------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   MAR. 31, 1999      SEP. 30, 1998      MAR. 31, 1999     SEP. 30, 1998
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                               $ 10,416           $ 19,575           $  5,129          $  9,417
    Realized Net Gain (Loss)                              11,304             39,951              1,651             2,103
    Change in Unrealized Appreciation (Depreciation)      19,984            (25,475)            34,246            21,179
                                                        ----------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     41,704             34,051             41,026            32,699
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (19,489)           (15,774)            (9,370)           (6,052)
    Realized Capital Gain                                (40,236)           (21,821)            (2,103)           (5,674)
                                                        ----------------------------------------------------------------
        Total Distributions                              (59,725)           (37,595)           (11,473)          (11,726)
                                                        ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                71,906            145,644             71,479           174,388
    Issued in Lieu of Cash Distributions                  59,725             37,595             11,473            11,726
    Redeemed                                             (67,133)           (94,318)           (58,535)         (103,350)
                                                        ----------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                    64,498             88,921             24,417            82,764
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             46,477             85,377             53,970           103,737
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  553,156            467,779            374,946           271,209
                                                        ----------------------------------------------------------------
    End of Period                                       $599,633           $553,156           $428,916          $374,946
========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                 4,187              8,177              3,425             8,961
    Issued in Lieu of Cash Distributions                   3,600              2,290                570               677
    Redeemed                                              (3,915)            (5,299)            (2,796)           (5,252)
                                                        ----------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                             3,872              5,168              1,199             4,386
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                               DIVERSIFIED                          EQUITY INDEX
                                                             VALUE PORTFOLIO                          PORTFOLIO
                                                        ----------------------------------------------------------------
                                                                                            SIX MONTHS              YEAR
                                                                 FEB 8* TO                       ENDED             ENDED
                                                             MAR. 31, 1999               MAR. 31, 1999     SEP. 30, 1998
                                                                     (000)                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                         $    45                   $    6,687          $ 12,763
    Realized Net Gain (Loss)                                           --                        7,761             4,510
    Change in Unrealized Appreciation (Depreciation)                  176                      244,113            43,795
                                                        ----------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                                 221                      258,561            61,068
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              --                      (12,731)           (9,840)
    Realized Capital Gain                                              --                       (4,474)           (6,946)
                                                        ----------------------------------------------------------------
        Total Distributions                                            --                      (17,205)          (16,786)
                                                        ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                         16,367                      216,024           343,912
    Issued in Lieu of Cash Distributions                               --                       17,205            16,786
    Redeemed                                                         (864)                    (132,619)         (202,406)
                                                        ----------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                             15,503                      100,610           158,292
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                      15,724                      341,966           202,574
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                --                      920,245           717,671
                                                        ----------------------------------------------------------------
    End of Period                                                 $15,724                   $1,262,211          $920,245
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                          1,619                        6,932            12,480
    Issued in Lieu of Cash Distributions                               --                          601               699
    Redeemed                                                          (84)                      (4,292)           (7,370)
                                                        ----------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                                      1,535                        3,241             5,809
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                            MID-CAP INDEX                               GROWTH
                                                                PORTFOLIO                            PORTFOLIO
                                                        ----------------------------------------------------------------
                                                                                            SIX MONTHS              YEAR
                                                               FEB. 8* TO                        ENDED             ENDED
                                                            MAR. 31, 1999                MAR. 31, 1999     SEP. 30, 1998
                                                                    (000)                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                         $    24                     $  2,460          $  4,147
    Realized Net Gain (Loss)                                           (3)                      25,433            39,532
    Change in Unrealized Appreciation (Depreciation)                  180                      168,943            32,038
                                                              ----------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                                 201                      196,836            75,717
                                                              ----------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              --                       (4,170)           (4,303)
    Realized Capital Gain                                              --                      (39,875)          (12,264)
                                                              ----------------------------------------------------------
        Total Distributions                                            --                      (44,045)          (16,567)
                                                              ----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                         15,247                      224,044           235,489
    Issued in Lieu of Cash Distributions                               --                       44,045            16,567
    Redeemed                                                         (937)                     (89,001)         (140,467)
                                                              ----------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                                     14,310                      179,088           111,589
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                      14,511                      331,879           170,739
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                --                      631,058           460,319
                                                              ----------------------------------------------------------
    End of Period                                                 $14,511                     $962,937          $631,058
========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                          1,522                        8,169             9,602
    Issued in Lieu of Cash Distributions                               --                        1,805               810
    Redeemed                                                          (93)                      (3,303)           (5,871)
                                                              ----------------------------------------------------------
    Net Increase (Decrease) in
        Shares Outstanding                                          1,429                        6,671             4,541
========================================================================================================================

*Commencement of operations.

------------------------------------------------------------------------------------------------------------------------
                                                                 SMALL COMPANY                        INTERNATIONAL
                                                               GROWTH PORTFOLIO                         PORTFOLIO
                                                 -----------------------------------------------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   MAR. 31, 1999      SEP. 30, 1998      MAR. 31, 1999     SEP. 30, 1998
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                               $    381           $    699           $    844          $  3,438
    Realized Net Gain (Loss)                              (2,320)            (1,648)                (4)           (2,868)
    Change in Unrealized Appreciation (Depreciation)      18,641            (28,021)            34,924           (24,519)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     16,702            (28,970)            35,764           (23,949)
                                                    --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                   (731)              (483)            (3,272)           (3,015)
    Realized Capital Gain                                   (122)                --                 --            (2,345)
                                                    --------------------------------------------------------------------
        Total Distributions                                 (853)              (483)            (3,272)           (5,360)
                                                    --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                38,917             84,575             37,818            94,146
    Issued in Lieu of Cash Distributions                     853                483              3,272             5,360
    Redeemed                                             (37,562)           (77,871)           (42,288)          (99,247)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                     2,208              7,187             (1,198)              259
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             18,057            (22,266)            31,294           (29,050)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  110,856            133,122            217,066           246,116
                                                    --------------------------------------------------------------------
    End of Period                                       $128,913           $110,856           $248,360          $217,066
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 3,670              7,534              2,598             6,672
    Issued in Lieu of Cash Distributions                      84                 42                242               412
    Redeemed                                              (3,480)            (7,065)            (2,932)           (7,246)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                               274                511                (92)             (162)
========================================================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                    REIT INDEX
                                                                                                     PORTFOLIO
                                                                                            ----------------------
                                                                                                     FEB. 8* TO
                                                                                                  MAR. 31, 1999
                                                                                                          (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                                $   85
    Realized Net Gain (Loss)                                                                                (14)
    Change in Unrealized Appreciation (Depreciation)                                                       (209)
                                                                                            ----------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                                    (138)
                                                                                            ----------------------
DISTRIBUTIONS
    Net Investment Income                                                                                    --
    Realized Capital Gain                                                                                    --
                                                                                            ----------------------
        Total Distributions                                                                                  --
                                                                                            ----------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                                8,742
    Issued in Lieu of Cash Distributions                                                                     --
    Redeemed                                                                                               (464)
                                                                                            ----------------------
        Net Increase (Decrease) from Capital Share Transactions                                           8,278
------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                                             8,140
------------------------------------------------------------------------------------------------------------------
NET ASSETS

    Beginning of Period                                                                                      --
                                                                                            ----------------------
    End of Period                                                                                        $8,140
==================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                                  883
    Issued in Lieu of Cash Distributions                                                                     --
    Redeemed                                                                                                (48)
                                                                                            ----------------------
    Net Increase (Decrease) in Shares Outstanding                                                           835
==================================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------------------------------
                                                                                 MONEY MARKET PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     MARCH 31, 1999       1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .025         .055         .054         .054         .056         .035
    Net Realized and Unrealized Gain (Loss)
        on Investments                                --           --           --           --           --           --
                                                   ----------------------------------------------------------------------
        Total from Investment Operations            .025         .055         .054         .054         .056         .035
                                                   ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.025)       (.055)       (.054)       (.054)       (.056)       (.035)
    Distributions from Realized Capital Gains         --           --           --           --           --           --
                                                   ----------------------------------------------------------------------
        Total Distributions                        (.025)       (.055)       (.054)       (.054)       (.056)       (.035)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                       2.54%        5.60%        5.48%        5.49%        5.77%        3.63%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)            $612         $590         $393         $285         $218         $171
    Ratio of Total Expenses to
        Average Net Assets                        0.21%*        0.20%        0.21%        0.19%        0.23%        0.23%
    Ratio of Net Investment Income to
        Average Net Assets                        5.04%*        5.46%        5.36%        5.36%        5.66%        3.66%
=========================================================================================================================

*Annualized.

---------------------------------------------------------------------------------------------------------------------
                                                                                       SHORT-TERM CORPORATE PORTFOLIO
                                                                                       ------------------------------
                                                                                                           FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                           MAR. 31, 1999
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $10.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                        .072
    Net Realized and Unrealized Gain (Loss) on Investments                                                      (.050)
                                                                                                          -----------
        Total from Investment Operations                                                                         .022
                                                                                                          -----------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                        (.072)
    Distributions from Realized Capital Gains                                                                      --

                                                                                                          -----------
        Total Distributions                                                                                     (.072)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                 $ 9.95
=====================================================================================================================

TOTAL RETURN                                                                                                    0.22%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                          $13
    Ratio of Total Expenses to Average Net Assets                                                             0.30%**
    Ratio of Net Investment Income to Average Net Assets                                                      5.25%**
    Portfolio Turnover Rate                                                                                       85%
=====================================================================================================================

 *Inception.
**Annualized

------------------------------------------------------------------------------------------------------------------------
                                                                              HIGH-GRADE BOND PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED      -----------------------------------------------------------
THROUGHOUT EACH PERIOD                   MARCH 31, 1999         1998        1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $11.07       $10.57       $10.29       $10.47      $  9.82      $ 10.94
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .318         .663         .678         .670         .663         .619
    Net Realized and Unrealized Gain (Loss)
        on Investments                            (.330)        .500         .280        (.180)        .650        (.966)
                                                ------------------------------------------------------------------------
        Total from Investment Operations          (.012)       1.163         .958         .490        1.313        (.347)
                                                ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.318)       (.663)       (.678)       (.670)       (.663)       (.619)
    Distributions from Realized Capital Gains     (.030)          --           --           --           --        (.154)
                                                ------------------------------------------------------------------------
        Total Distributions                       (.348)       (.663)       (.678)       (.670)       (.663)       (.773)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.71       $11.07       $10.57       $10.29       $10.47      $  9.82
========================================================================================================================

TOTAL RETURN                                     -0.10%       11.36%        9.60%        4.80%       13.83%       -3.31%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $357         $322          $188        $139         $120          $80
    Ratio of Total Expenses to
        Average Net Assets                       0.28%*        0.28%         0.29%       0.25%        0.29%        0.24%
    Ratio of Net Investment Income to
        Average Net Assets                       5.88%*        6.16%         6.51%       6.43%        6.58%        5.98%
    Portfolio Turnover Rate                        68%*          65%           40%         56%          29%          46%
========================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                                    HIGH YIELD BOND PORTFOLIO
                                                                                      YEAR ENDED SEP. 30,
                                                                 SIX MONTHS ENDED   ----------------------    JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      MAR. 31, 1999       1998         1997  SEP. 30, 1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.09     $10.59       $10.15         $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                    .424       .895         .922           .299
    Net Realized and Unrealized Gain (Loss) on Investments                   .027      (.485)        .450           .150
                                                                          ----------------------------------------------
        Total from Investment Operations                                     .451       .410        1.372           .449
                                                                          ----------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                    (.424)     (.895)       (.922)         (.299)
    Distributions from Realized Capital Gains                               (.017)     (.015)       (.010)            --
                                                                          ----------------------------------------------
        Total Distributions                                                 (.441)     (.910)       (.932)         (.299)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $10.10     $10.09       $10.59         $10.15
========================================================================================================================

TOTAL RETURN                                                                4.57%      3.85%       14.12%          4.56%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                     $156       $131          $85            $22
    Ratio of Total Expenses to Average Net Assets                         0.31%**      0.31%        0.31%        0.32%**
    Ratio of Net Investment Income to Average Net Assets                  8.46%**      8.45%        8.88%        9.29%**
    Portfolio Turnover Rate                                                 30%**        38%          30%             8%
========================================================================================================================

 *Inception.
**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                  BALANCED PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED      ------------------------------------------------------------
THROUGHOUT EACH PERIOD                   MARCH 31, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $17.73       $17.97       $14.81        $13.33       $11.33       $11.58
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .29          .63          .60          .565          .51         .46
    Net Realized and Unrealized Gain (Loss)
        on Investments                              .97          .56         3.31         1.420         2.07        (.16)
                                                 -----------------------------------------------------------------------
        Total from Investment Operations           1.26         1.19         3.91         1.985         2.58         .30
                                                 -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.62)        (.60)        (.19)        (.505)       (.50)        (.39)
    Distributions from Realized Capital Gains     (1.28)        (.83)        (.56)           --        (.08)        (.16)
                                                 -----------------------------------------------------------------------
        Total Distributions                       (1.90)       (1.43)        (.75)        (.505)       (.58)        (.55)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $17.09       $17.73       $17.97        $14.81      $13.33       $11.33
========================================================================================================================

TOTAL RETURN                                      7.43%        7.26%       27.60%        15.26%      23.65%        2.67%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $600         $553         $468          $330        $280         $230
    Ratio of Total Expenses to
        Average Net Assets                       0.31%*        0.31%        0.32%         0.31%       0.36%        0.34%
    Ratio of Net Investment Income to
        Average Net Assets                       3.52%*        3.72%        3.96%         4.04%       4.25%        4.11%
    Portfolio Turnover Rate                        23%*          31%          25%           36%         26%          42%
========================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                EQUITY INCOME PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED      ------------------------------------------------------------
THROUGHOUT EACH PERIOD                   MARCH 31, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $19.69      $18.50        $13.71       $12.00       $10.05       $10.57
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .25        .490           .42          .48          .46          .45
    Net Realized and Unrealized Gain (Loss)
        on Investments                             1.85       1.475          4.69         1.75         2.02         (.63)
                                                -------------------------------------------------------------------------
        Total from Investment Operations           2.10       1.965          5.11         2.23         2.48         (.18)
                                                -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.49)      (.400)         (.15)        (.46)        (.48)        (.33)
    Distributions from Realized Capital Gains      (.11)      (.375)         (.17)        (.06)        (.05)        (.01)
                                                -------------------------------------------------------------------------
        Total Distributions                        (.60)      (.775)         (.32)        (.52)        (.53)        (.34)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $21.19      $19.69        $18.50       $13.71       $12.00       $10.05
=========================================================================================================================

TOTAL RETURN                                     10.83%      11.19%        38.05%       19.07%       25.69%       -1.64%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

    Net Assets, End of Period (Millions)           $429        $375          $271         $142          $91          $68
    Ratio of Total Expenses to
        Average Net Assets                       0.36%*       0.36%         0.37%        0.35%        0.39%        0.34%
    Ratio of Net Investment Income to
        Average Net Assets                       2.47%*       2.69%         3.11%        3.69%        4.28%        4.57%
    Portfolio Turnover Rate                         4%*          6%            8%           8%          10%          18%
=========================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                                             DIVERSIFIED VALUE PORTFOLIO
                                                                                             ---------------------------
                                                                                                              FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              MAR. 31, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                              $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                            .03
    Net Realized and Unrealized Gain (Loss) on Investments                                                           .21
                                                                                                              ----------
        Total from Investment Operations                                                                             .24
                                                                                                              ----------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                              --
    Distributions from Realized Capital Gains                                                                         --

                                                                                                              ----------
        Total Distributions                                                                                           --

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                    $10.24
========================================================================================================================

TOTAL RETURN                                                                                                       2.40%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                             $16
    Ratio of Total Expenses to Average Net Assets                                                                0.40%**
    Ratio of Net Investment Income to Average Net Assets                                                         2.70%**
    Portfolio Turnover Rate                                                                                         1%**
========================================================================================================================

 *Inception.
**Annualized.

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                                EQUITY INDEX  PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED       -----------------------------------------------------------
THROUGHOUT EACH PERIOD                   MARCH 31, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $26.94       $25.32       $18.32       $15.69       $12.47       $12.37
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .17          .37          .34          .34          .33          .31
    Net Realized and Unrealized Gain (Loss)
        on Investments                             7.14         1.83         6.94         2.75         3.26          .12
                                                 ------------------------------------------------------------------------
        Total from Investment Operations           7.31         2.20         7.28         3.09         3.59          .43
                                                 ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.37)        (.34)        (.19)        (.33)        (.29)        (.23)
    Distributions from Realized Capital Gains      (.13)        (.24)        (.09)        (.13)        (.08)        (.10)
                                                 ------------------------------------------------------------------------
        Total Distributions                        (.50)        (.58)        (.28)        (.46)        (.37)        (.33)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $33.75       $26.94       $25.32       $18.32       $15.69       $12.47
=========================================================================================================================

TOTAL RETURN                                     27.46%        8.97%       40.31%       20.19%       29.51%        3.53%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $1,262         $920         $718         $406         $276         $186
    Ratio of Total Expenses to
        Average Net Assets                       0.19%*        0.20%        0.23%        0.22%        0.28%        0.24%
    Ratio of Net Investment Income to
        Average Net Assets                       1.19%*        1.48%        1.78%        2.13%        2.53%        2.60%
    Portfolio Turnover Rate                         5%*           1%           1%           2%           2%           7%
=========================================================================================================================

*Annualized.


------------------------------------------------------------------------------------------------------------------------
                                                                                                 MID-CAP INDEX PORTFOLIO
                                                                                                 -----------------------
                                                                                                              FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              MAR. 31, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                              $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

    Net Investment Income                                                                                            .02
    Net Realized and Unrealized Gain (Loss) on Investments                                                           .13
                                                                                                                --------
        Total from Investment Operations                                                                             .15
                                                                                                                --------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                              --
    Distributions from Realized Capital Gains                                                                         --

                                                                                                                --------
        Total Distributions                                                                                           --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                    $10.15
========================================================================================================================

TOTAL RETURN                                                                                                       1.50%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                             $15
    Ratio of Total Expenses to Average Net Assets                                                                0.25%**
    Ratio of Net Investment Income to Average Net Assets                                                         1.42%**
    Portfolio Turnover Rate                                                                                        50%**
========================================================================================================================

 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.

**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    GROWTH PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED       -----------------------------------------------------------
THROUGHOUT EACH PERIOD                   MARCH 31, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $24.33       $21.51      $17.58        $14.10       $10.79       $10.26
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .08          .16        .190           .18          .16          .14
    Net Realized and Unrealized Gain (Loss)
        on Investments                             6.81         3.43       4.615          3.65         3.26          .46
                                                -------------------------------------------------------------------------
        Total from Investment Operations           6.89         3.59       4.805          3.83         3.42          .60
                                                -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.16)        (.20)      (.180)         (.16)        (.11)        (.07)
    Distributions from Realized Capital Gains     (1.53)        (.57)      (.695)         (.19)          --           --
                                                -------------------------------------------------------------------------
        Total Distributions                       (1.69)        (.77)      (.875)         (.35)        (.11)        (.07)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $29.53       $24.33      $21.51        $17.58       $14.10       $10.79
==========================================================================================================================

TOTAL RETURN                                     29.78%       17.37%      28.76%        27.79%       32.02%        5.87%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $963         $631        $460          $276         $162          $82
    Ratio of Total Expenses to
        Average Net Assets                       0.39%*        0.39%       0.38%         0.39%        0.47%        0.38%
    Ratio of Net Investment Income to
        Average Net Assets                       0.60%*        0.74%       1.12%         1.29%        1.64%        1.55%
    Portfolio Turnover Rate                        44%*          48%         38%           42%          32%          34%
=========================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                      SMALL COMPANY GROWTH PORTFOLIO
                                                                                      YEAR ENDED SEP. 30,
                                                                 SIX MONTHS ENDED    ---------------------    JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      MAR. 31, 1999       1998         1997   SEP. 30, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 9.53       $11.97      $  9.84       $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                   .03          .06          .04          .04
    Net Realized and Unrealized Gain (Loss) on Investments                 1.34        (2.46)        2.13         (.20)
                                                                        -------------------------------------------------
        Total from Investment Operations                                   1.37        (2.40)        2.17         (.16)
                                                                        -------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                   (.06)        (.04)        (.04)          --
    Distributions from Realized Capital Gains                              (.01)          --           --           --
                                                                        -------------------------------------------------
        Total Distributions                                                (.07)        (.04)        (.04)          --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.83       $ 9.53       $11.97       $ 9.84
=========================================================================================================================

TOTAL RETURN                                                             14.43%      -20.10%       22.16%       -1.60%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                   $129         $111         $133          $44
    Ratio of Total Expenses to Average Net Assets                       0.51%**        0.42%        0.39%      0.45%**
    Ratio of Net Investment Income to Average Net Assets                0.57%**        0.54%        0.67%      1.42%**
    Portfolio Turnover Rate                                               78%**         106%          72%          18%
=========================================================================================================================

 *Inception.
**Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                              INTERNATIONAL PORTFOLIO
                                                                         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED     ----------------------------------------------   JUN. 3* TO
THROUGHOUT EACH PERIOD                   MARCH 31, 1999         1998         1997         1996      1995   SEP. 30, 1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $12.96       $14.55       $12.74       $11.40       $10.31       $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .06          .21          .17          .14          .16          .05
    Net Realized and Unrealized Gain (Loss)
        on Investments                            2.09        (1.48)        2.10         1.36          .99          .26
                                                ------------------------------------------------------------------------
        Total from Investment Operations          2.15        (1.27)        2.27         1.50         1.15          .31
                                                ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.20)        (.18)        (.14)        (.16)        (.06)          --
    Distributions from Realized Capital Gains       --         (.14)        (.32)          --           --           --
                                                ------------------------------------------------------------------------
        Total Distributions                       (.20)        (.32)        (.46)        (.16)        (.06)          --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $14.91       $12.96       $14.55       $12.74       $11.40       $10.31
========================================================================================================================

TOTAL RETURN                                     16.72%      -8.74%       18.55%       13.36%       11.21%        3.10%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $248         $217         $246         $162          $90          $63
    Ratio of Total Expenses to
        Average Net Assets                     0.49%**        0.48%        0.46%        0.49%        0.54%      0.30%**
    Ratio of Net Investment Income to
        Average Net Assets                     0.70%**        1.48%        1.43%        1.42%        1.67%      1.91%**
    Portfolio Turnover Rate                      28%**          38%          22%          19%          27%           0%
========================================================================================================================

 *Inception.
**Annualized.


-------------------------------------------------------------------------------------------------------------------------
                                                                                                     REIT INDEX PORTFOLIO
                                                                                                     --------------------
                                                                                                              FEB 8.* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              MAR. 31, 1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                              $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                            .10
    Net Realized and Unrealized Gain (Loss) on Investments                                                          (.35)
                                                                                                             ------------
        Total from Investment Operations                                                                            (.25)
                                                                                                             ------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                              --
    Distributions from Realized Capital Gains                                                                         --
                                                                                                             ------------
        Total Distributions                                                                                           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                    $ 9.75
=========================================================================================================================

TOTAL RETURN                                                                                                      -2.50%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                              $8
    Ratio of Total Expenses to Average Net Assets                                                                0.30%**
    Ratio of Net Investment Income to Average Net Assets                                                         6.48%**
    Portfolio Turnover Rate                                                                                        23%**
=========================================================================================================================

 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Money Market, Short-Term Corporate, High-Grade Bond, High Yield Bond, Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans or variable life insurance contracts.

      Certain investments of the Money Market, Short-Term Corporate, High-Grade Bond, High Yield Bond, and Balanced Portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index Portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

      The Short-Term Corporate Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures

(or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

      The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

      Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

      4. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      5. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities.

      Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      6. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios are declared daily and paid on the first business day of the following month. Annual distributions of net investment income to shareholders of the Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      7. OTHER: Dividend income is recorded on the ex-dividend date. The REIT Index Portfolio's dividend income includes some payments that represent a return of capital from its REIT investments. The amount of such return of capital is only determined by each REIT after its fiscal year ends. No estimate of return of capital distributions has been recorded in the financial statements. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, Short-Term Corporate, High-Grade Bond, Equity Index, Mid-Cap Index, and REIT Index Portfolios on an at-cost basis.

      Wellington Management Company, LLP; Newell Associates; Barrow, Hanley, Mewhinney & Strauss, Inc.; and Lincoln Capital Management Company provide investment advisory services to the High Yield Bond, Equity Income, Diversified Value, and Growth Portfolios, respectively. For the period ended March 31, 1999, the investment advisory fees of the High Yield Bond, Equity Income, Diversified Value, and Growth Portfolios represented effective annual rates of 0.06%, 0.10%, 0.125%, and 0.15%, respectively, of average net assets.

      Wellington Management Company, LLP provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P 500 Index and the Lehman Long Corporate AA or Better Bond Index. For the six months ended March 31, 1999, the investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio's average net assets before a decrease of $44,000 (0.01%) based on performance.

      Granahan Investment Management, Inc., provides investment advisory services to the Small Company Growth Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 2000 Index and, beginning January 1, 1998, an index of the stocks held by the largest small capitalization stock mutual funds. For the six months ended March 31, 1999, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets before an increase of $9,000 (0.01%) based on performance.

      Schroder Capital Management International, Inc., provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended March 31, 1999, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio's average net assets before an increase of $26,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the Board of Trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 1999, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

---------------------------------------------------------------------------------------------
                                  CAPITAL CONTRIBUTED      PERCENTAGE            PERCENTAGE
                                      TO VANGUARD         OF PORTFOLIO          OF VANGUARD'S
PORTFOLIO                                (000)             NET ASSETS          CAPITALIZATION
---------------------------------------------------------------------------------------------
Money Market                             $  98                0.02%                  0.14%
High-Grade Bond                             56                0.02                   0.08
High Yield Bond                             28                0.02                   0.04
Balanced                                    98                0.02                   0.14
Equity Income                               70                0.02                   0.10
Equity Index                               203                0.02                   0.29
Growth                                     154                0.02                   0.22
Small Company Growth                        21                0.02                   0.03
International                               42                0.02                   0.06
---------------------------------------------------------------------------------------------

The portfolios' Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the portfolios' investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolios part of the commissions generated. Such rebates are used solely to reduce the portfolios' administrative expenses. The portfolios' custodian banks have also agreed to reduce their fees when a portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by:

--------------------------------------------------------------------------------------------------
                                           EXPENSE REDUCTION
                                                 (000)                           TOTAL EXPENSE
                                      ---------------------------               REDUCTION AS A
                                       DIRECTED        CUSTODIAN             PERCENTAGE OF AVERAGE
PORTFOLIO                              BROKERAGE         FEES                     NET ASSETS
--------------------------------------------------------------------------------------------------
High-Grade Bond                            --              $4                        --
Balanced                                  $17              --                        0.01%
--------------------------------------------------------------------------------------------------

E. During the period ended March 31, 1999, purchases and sales of investment securities other than temporary cash investments were:

---------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT SECURITIES            OTHER INVESTMENT SECURITIES
                                      (000)                                 (000)
                        ---------------------------------------------------------------------
PORTFOLIO                     PURCHASES        SALES               PURCHASES          SALES
---------------------------------------------------------------------------------------------
Short-Term Corporate          $  6,690       $  5,398               $ 10,925        $    400
High-Grade Bond                132,454        100,900                 44,634          13,651
High Yield Bond                     --             --                 40,786          20,782
Balanced                        12,264         15,301                 73,706          52,542
Equity Income                       --             --                 25,325           8,422
Diversified Value                   --             --                 14,661              12
Equity Index                        --             --                110,076          28,853
Mid-Cap Index                       --             --                 15,024             726
Growth                              --             --                321,433         176,290
Small Company Growth                --             --                 53,753          48,922
International                       --             --                 46,124          32,362
REIT Index                          --             --                  8,250             183
---------------------------------------------------------------------------------------------

      At September 30, 1998, the following portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

--------------------------------------------------------------------------------------------
                                                             EXPIRATION                LOSS
                                                         FISCAL YEARS ENDING          AMOUNT
PORTFOLIO                                                   SEPTEMBER 30,              (000)
--------------------------------------------------------------------------------------------
Small Company Growth                                            2007                $(2,485)
International                                                 2006-2007              (2,735)
--------------------------------------------------------------------------------------------

      During the six months ended March 31, 1999, the International Portfolio realized net foreign currency losses of $97,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

F. At March 31, 1999, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

-----------------------------------------------------------------------------------------------
                                                                (000)
                                     ----------------------------------------------------------
                                                                                 NET UNREALIZED
                                      APPRECIATED            DEPRECIATED          APPRECIATION
PORTFOLIO                             SECURITIES             SECURITIES          (DEPRECIATION)
-----------------------------------------------------------------------------------------------
Short-Term Corporate                    $     13             $    (32)              $    (19)
High-Grade Bond                            4,666               (1,882)                 2,784
High Yield Bond                            2,329               (3,677)                (1,348)
Balanced                                 132,444              (15,663)               116,781
Equity Income                            138,307               (6,270)               132,037
Diversified Value                            649                 (473)                   176
Equity Index                             590,256              (18,555)               571,701
Mid-Cap Index                                914                 (734)                   180
Growth                                   353,678               (6,152)               347,526
Small Company Growth                      23,542              (11,975)                11,567
International                             64,715               (8,408)                56,307
REIT Index                                    60                 (269)                  (209)
-----------------------------------------------------------------------------------------------

      At March 31, 1999, the aggregate settlement value of open futures contracts expiring in June 1999 and the related unrealized appreciation (depreciation) were:

-------------------------------------------------------------------------------------------------
                                                                            (000)
                                                            -------------------------------------
                                       NUMBER OF              AGGREGATE            UNREALIZED
PORTFOLIO/                           LONG (SHORT)            SETTLEMENT           APPRECIATION
FUTURES CONTRACTS                      CONTRACTS                VALUE            (DEPRECIATION)
------------------------------------------------------------------------------------------------
Short-Term Corporate
  5-Year U.S. Treasury Note               (4)                  $   446                $   1
Equity Index/
  S&P 500 Index                           39                    12,610                 (260)
------------------------------------------------------------------------------------------------

      At March 31, 1999, the International Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

-------------------------------------------------------------------------------------------------
                                                           (000)
                         ------------------------------------------------------------------------
                               CONTRACT AMOUNT
                         ---------------------------                                      NET
CONTRACT                   FOREIGN           U.S.           MARKET VALUE IN           UNREALIZED
SETTLEMENT DATE           CURRENCY          DOLLARS          U.S. DOLLARS            DEPRECIATION
-------------------------------------------------------------------------------------------------
Deliver:
  5/18/1999       JPY    3,287,324         $27,864              $27,926                 $(62)
-------------------------------------------------------------------------------------------------

JPY-Japanese Yen.


      The International Portfolio had net unrealized foreign currency losses of $191,000 resulting from the translation of other assets and liabilities at March 31, 1999.

G. The market value of securities on loan to broker/dealers at March 31, 1999, and collateral received with respect to such loans were:



------------------------------------------------------------------------------------------------
                                                               (000)
                                    ------------------------------------------------------------
                                                                       COLLATERAL RECEIVED
                                                               ---------------------------------
                                     MARKET VALUE                                MARKET VALUE OF
                                       OF LOANED                                  U.S. TREASURY
PORTFOLIO                             SECURITIES                CASH               SECURITIES
------------------------------------------------------------------------------------------------
Balanced                                $ 8,586                $ 4,346               $4,519
Growth                                    1,195                  1,270                   --
Small Company Growth                      7,644                  8,480                   --
International                            27,459                 29,215                   --
------------------------------------------------------------------------------------------------

     Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                  [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                  [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q642-05/25/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

VANGUARD VARIABLE INSURANCE FUND

FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index Portfolio's S&P 500 Index securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date; portfolios that distribute net income to shareholders as a dividend each day usually have no Undistributed Net Investment Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

CONTENTS

Money Market Portfolio .............. 1
Short-Term Corporate Portfolio ...... 5
High-Grade Bond Portfolio ........... 7
High Yield Bond Portfolio ...........14
Balanced Portfolio ..................19
Equity Income Portfolio .............23
Diversified Value Portfolio .........25
Equity Index Portfolio ..............26
Mid-Cap Index Portfolio .............31
Growth Portfolio ....................35
Small Company Growth Portfolio ......37
International Portfolio .............39
REIT Index Portfolio ................41

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                              YIELD**         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (22.5%)
-------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (22.4%)
Federal Home Loan Bank                                               4.793%     6/4/1999 (1)         $15,000      $14,998
Federal Home Loan Bank                                               5.026%    4/11/1999 (1)          10,000        9,995
Federal Home Loan Mortgage Corp.                                     5.003%    1/10/2000               1,000          962
Federal Home Loan Mortgage Corp.                                     7.125%    7/21/1999               6,000        6,039
Federal National Mortgage Assn.                                      4.722%    4/28/1999 (1)          10,000        9,997
Federal National Mortgage Assn.                                      4.724%    4/23/1999 (1)          10,000        9,998
Federal National Mortgage Assn.                                      4.747%    4/24/1999 (1)          10,000        9,993
Federal National Mortgage Assn.                                      4.751%    4/15/1999 (1)          15,000       14,992

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                              YIELD**         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                       4.76%    6/15/1999 (1)         $15,000     $ 14,997
Federal National Mortgage Assn.                                       4.78%    5/28/1999 (1)          15,000       14,998
Federal National Mortgage Assn.                                       4.78%   11/30/1999               9,000        9,000
Federal National Mortgage Assn.                                       4.82%    6/17/1999 (1)          15,000       14,996
Federal National Mortgage Assn.                                       5.45%    4/15/1999               6,000        5,999
                                                                                                                ---------
                                                                                                                  136,964
                                                                                                                ---------
U.S. GOVERNMENT SECURITY (0.1%)
U.S. Treasury Note                                                   6.375%    1/15/2000               1,000        1,011
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $137,975)                                                                                                137,975
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (41.4%)
-------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANY (0.7%)
Bank One Corp.                                                       4.879%    5/24/1999               4,387        4,356
                                                                                                                ---------
FINANCE--AUTOMOBILES (5.6%)
BMW US Capital Corp.                                                 4.878%    5/17/1999               5,897        5,861
Chrysler Financial Corp.                                             4.858%    4/29/1999              11,000       10,959
Ford Motor Credit Co.                                                4.847%     4/6/1999               4,141        4,138
Ford Motor Credit Co.                                                4.895%    4/12/1999               7,500        7,489
General Motors Acceptance Corp.                                       4.86%    4/29/1999               3,000        2,989
General Motors Acceptance Corp.                                       4.88%    4/26/1999               2,600        2,591
                                                                                                                ---------
                                                                                                                   34,027
                                                                                                                ---------
FINANCE--OTHER (14.1%)
Associates Corp. of North America                                    4.969%     6/7/1999               8,500        8,422
CIT Group Holdings Inc.                                              4.887%    6/22/1999               5,000        4,945
Commercial Credit Co.                                                4.882%    4/27/1999               1,847        1,840
Delaware Funding                                                     4.907%    5/11/1999               4,624        4,599
Delaware Funding                                                     4.921%     5/6/1999               1,043        1,038
Enterprise Funding Corp.                                             4.893%     4/8/1999               5,430        5,425
Enterprise Funding Corp.                                             4.901%    4/27/1999               6,500        6,477
General Electric Capital Corp.                                        4.89%    4/12/1999               2,840        2,836
General Electric Capital Corp.                                       4.912%     8/6/1999               7,500        7,374
General Electric Capital Corp.                                       4.943%    8/31/1999               6,000        5,879
General Electric Capital Corp.                                        4.95%    9/29/1999               4,600        4,488
General Electric Capital Corp.                                       5.019%    6/16/1999               6,421        6,357
New Center Asset Trust                                               4.902%    5/17/1999              10,000        9,938
Preferred Receivables Funding Co.                                    4.912%    5/12/1999               1,000          994
Private Export Funding Corp.                                         4.867%    6/28/1999               3,400        3,360
Triple A One Funding Corp.                                           4.889%    5/13/1999               6,200        6,165
Triple A One Funding Corp.                                           4.914%    4/13/1999               2,400        2,396
Triple A One Funding Corp.                                           4.937%    5/14/1999               3,531        3,510
                                                                                                                ---------
                                                                                                                   86,043
                                                                                                                ---------
INDUSTRIAL (7.4%)
Bayer Corp.                                                           4.87%    5/25/1999               5,000        4,964
Bayer Corp.                                                          4.871%    4/27/1999               5,000        4,983
Campbell Soup Co.                                                    4.881%    6/10/1999               5,000        4,953
Chevron Transport Co.                                                 4.90%     6/8/1999              10,000        9,909
Deere & Co.                                                          4.884%     5/7/1999               4,300        4,279
Deere & Co.                                                          4.902%     6/7/1999               4,000        3,964
International Business Machines Corp.                                4.879%    5/24/1999              10,000        9,929
The Procter & Gamble Co.                                             4.884%    4/19/1999               1,500        1,496
Shell Oil                                                             5.03%     4/1/1999               1,108        1,108
                                                                                                                ---------
                                                                                                                   45,585
                                                                                                                ---------
INSURANCE (1.1%)
General RE Corp.                                                     4.863%    4/30/1999               1,534        1,528
USAA Capital Corp.                                                    6.75%   12/15/1999               5,000        5,061
                                                                                                                ---------
                                                                                                                    6,589
                                                                                                                ---------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                    YIELD**         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BANKS (4.4%)
ABN-AMRO North America Finance Inc.                                  5.066%    6/30/1999           $   1,250    $   1,235
Cregem North America Inc.                                            4.886%    5/11/1999               9,300        9,250
Cregem North America Inc.                                            4.892%    4/19/1999               2,000        1,995
Cregem North America Inc.                                            4.963%    9/10/1999               2,000        1,956
Halifax PLC                                                          4.867%     4/6/1999                 899          898
Halifax PLC                                                          4.901%     7/1/1999              10,000        9,878
Oesterreichische Kontrollbank                                        4.847%     4/6/1999                 900          899
Oesterreichische Kontrollbank                                        4.907%    6/11/1999                 850          842
                                                                                                                ---------
                                                                                                                   26,953
                                                                                                                ---------
FOREIGN GOVERNMENT (3.5%)
Caisse d'Amortissement de la Dette Sociale                           4.846%    7/12/1999               5,000        4,933
KFW International Finance Inc.                                       5.016%    5/26/1999               4,560        4,526
KFW International Finance Inc.                                       5.016%    5/28/1999              12,000       11,907
                                                                                                                ---------
                                                                                                                   21,366
                                                                                                                ---------
FOREIGN INDUSTRIAL (1.6%)
Glaxo Wellcome PLC                                                    4.88%    5/27/1999               5,380        5,340
Glaxo Wellcome PLC                                                   4.889%    6/24/1999               4,700        4,647
                                                                                                                ---------
                                                                                                                    9,987
                                                                                                                ---------
FOREIGN UTILITIES (3.0%)
France Telecom                                                       4.883%     4/6/1999               3,440        3,438
Telstra Corp. Ltd.                                                   4.893%    6/22/1999               2,371        2,345
Telstra Corp. Ltd.                                                   4.913%    6/21/1999               2,500        2,473
Telstra Corp. Ltd.                                                    4.92%     7/9/1999              10,000        9,867
                                                                                                                ---------
                                                                                                                   18,123
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (Cost $253,029)                                                                                                253,029
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (17.0%)
-------------------------------------------------------------------------------------------------------------------------
U.S. BANKS (3.4%)
Chase Manhattan Bank                                                  5.70%     7/2/1999               1,000        1,001
Chase Manhattan Bank                                                 5.745%    5/10/1999                 500          500
Nationsbank                                                           4.90%    10/9/1999               3,000        3,000
Nationsbank                                                           4.99%    1/11/1999               3,000        3,001
Wachovia Bank                                                        4.948%    4/26/1999 (1)          13,000       12,998
                                                                                                                ---------
                                                                                                                   20,500
                                                                                                                ---------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (13.6%)
ABN-AMRO Bank                                                         4.96%   11/16/1999               5,000        4,999
Bank of Montreal                                                      4.86%    4/29/1999              10,000       10,000
Barclays Bank PLC                                                    4.827%     4/2/1999 (1)           5,000        4,999
Bayerische Landesbank Girozentrale                                    5.72%     5/6/1999               4,000        4,002
Credit Agricole Indosuez                                              5.75%    4/16/1999               6,000        6,001
Lloyds Bank                                                           4.97%    6/11/1999               4,200        4,200
National Westminster Bank PLC                                         4.98%    1/10/2000              13,000       12,995
National Westminster Bank PLC                                        5.705%    4/16/1999               1,000        1,000
Rabobank Nederlanden                                                  4.83%    10/6/1999               3,000        3,000
Rabobank Nederlanden                                                  5.68%    5/28/1999               3,000        3,000
Swiss Bank Corp.                                                      5.68%     6/3/1999               3,000        3,000
Swiss Bank Corp.                                                      5.73%    5/19/1999               4,000        4,000
Swiss Bank Corp.                                                      5.74%    6/11/1999               2,000        2,002
Swiss Bank Corp.                                                      5.75%     5/7/1999               3,000        3,000
Toronto Dominion Bank                                                 5.64%    7/14/1999               3,000        3,007
UBS AG                                                                5.20%    2/29/2000               5,000        4,999
Westdeutsche Landesbank                                               4.90%    5/19/1999               9,000        9,000
                                                                                                                ---------
                                                                                                                   83,204
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $103,704)                                                                                                103,704
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                              YIELD**         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (12.6%)
-------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC                                                     5.70%     4/7/1999             $10,000     $ 10,000
Bayerische Hypo und Vereinsbank AG                                    4.90%    5/18/1999              11,000       11,000
Credit Agricole Indosuez                                              5.05%     9/7/1999               4,000        4,001
Deutsche Bank AG                                                      5.08%     4/5/1999               3,000        3,000
Dresdner Bank AG                                                      4.88%    4/22/1999              11,000       11,000
Landesbank Hessen-Thueringen                                          5.00%    8/18/1999              10,000       10,000
National Australia Bank                                               4.88%     5/5/1999              10,000       10,000
Rabobank Nederlanden                                                  4.88%     5/3/1999               5,000        5,000
Westdeutsche Landesbank                                               4.86%    4/28/1999               2,000        2,000
Westpac Banking Corp.                                                4.895%    5/24/1999              11,000       11,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (COST $77,001)                                                                                                  77,001
-------------------------------------------------------------------------------------------------------------------------
OTHER NOTES (5.8%)
-------------------------------------------------------------------------------------------------------------------------
Abbey National Treasury Services                                      5.25%     3/1/2000              10,000        9,995
Associates Corp. of North America                                    4.816%    4/20/1999 (1)           9,500        9,494
Bank of America N.T.S.A.                                             4.823%     5/1/1999 (1)           6,000        5,999
First National Bank of Chicago                                        5.13%     4/4/2000               5,000        4,998
LaSalle National Bank                                                 5.03%     2/7/2000               5,000        4,999
-------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
   (COST $35,485)                                                                                                  35,485
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
   (COST $607,194)                                                                                                607,194
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               11,555
Liabilities                                                                                                        (7,111)
                                                                                                                ---------
                                                                                                                    4,444
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 611,649,294 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $611,638
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
=========================================================================================================================

 *  See Note A in Notes to Financial Statements.

** Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

-------------------------------------------------------------------------------------------------------------------------
 AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $611,650        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                         (12)          --
 Unrealized Appreciation                                                                                  --           --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $611,638        $1.00
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                       COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (75.1%)
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (12.9%)
ARG Funding Corp.                                                     5.88%    5/20/2003 (1)(2)    $     250    $     250
Advanta Mortgage Loan Trust                                           5.98%     3/1/2014 (1)             250          248
Citibank Credit Card Trust I                                          5.55%     1/9/2006 (1)             300          294
PECO Energy Transition Trust                                          6.05%     3/1/2009 (1)             250          248
Residential Asset Securities Corp.                                    6.00%    5/25/2020 (1)             350          350
UAC Securitization Corp.                                              5.57%     9/8/2003 (1)             350          350
                                                                                                                ---------
                                                                                                                    1,740
                                                                                                                ---------
FINANCE (22.8%)
CIT Group Holdings                                                    6.25%    3/28/2001                 200          202
Capital One Bank                                                      6.58%    4/17/2001                 250          251
ERAC USA Finance Co.                                                  6.35%    1/15/2001 (2)             200          201
Ford Motor Credit Co.                                                 5.75%    2/23/2004                 400          396
Morgan Stanley, Dean Witter & Co.                                    5.625%    1/20/2004                 400          395
Newcourt Credit Group                                                6.875%    2/16/2005 (2)             300          305
Norwest Corp.                                                        6.125%   10/15/2000                 425          429
Oasis Residential Inc.                                                6.75%   11/15/2001                 250          248
Reckson Operating Partnership L.P.                                    7.40%    3/15/2004                 125          124
Sears Roebuck Acceptance Corp.                                        6.69%    4/30/2001                 400          406
Summit Bancorp                                                       8.625%   12/10/2002                 100          108
                                                                                                                ---------
                                                                                                                    3,065
                                                                                                                ---------

INDUSTRIAL (27.7%)
   CABLE (4.9%)
   Cox Communications, Inc.                                           6.50%   11/15/2002                 250          255
   Telecommunications Inc.                                           6.375%     5/1/2003                 400          406

   ENERGY & RELATED GOODS & SERVICES (3.1%)
   BP America, Inc.                                                  9.375%    11/1/2000                 400          423

   FOOD & LODGING (1.8%)
   Philip Morris Cos. Inc.                                            9.00%     1/1/2001                 235          247

   GENERAL (2.6%)
   Parker Retirement Savings Plan Trust                               6.34%    7/15/2008 (1)(2)          350          350

   HEALTH CARE (3.0%)
   Upjohn Co.                                                        5.875%    4/15/2000                 400          402

   OTHER (7.5%)
   Finova Capital Corp.                                               6.11%    2/18/2003                 400          398
   Raytheon Co.                                                       5.95%    3/15/2001                 300          301
   WMX Technologies Inc.                                              7.00%   10/15/2006                 300          311

   TECHNOLOGY & RELATED (2.3%)
   CSC Enterprises                                                    6.50%   11/15/2001 (2)             300          304

   TRANSPORTATION (2.5%)
   Delta Air Lines                                                    6.65%    3/15/2004                 100          100
   Norfolk Southern Corp.                                             6.70%     5/1/2000                 230          233
                                                                                                                ---------
                                                                                                                    3,730
                                                                                                                ---------

UTILITIES (11.7%)
Arizona Public Service                                               5.875%    2/15/2004 (3)             400          398
CMS Panhandle Holding Co.                                            6.125%    3/15/2004 (2)             250          249
Duquesne Light Co.                                                    6.10%    5/10/2000                 400          402
KN Energy Inc.                                                        6.45%   11/30/2001                 150          152
Nevada Power Co.                                                      6.20%    4/15/2004 (2)             150          150
Texas Utilities Co.                                                  7.375%     8/1/2001                 209          216
                                                                                                                ---------
                                                                                                                    1,567
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $10,121)                                                                                                  10,102
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                       COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY (9.4%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note
   (COST $1,270)                                                     4.625%   12/31/2000           $   1,275    $   1,267
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BOND (U.S. DOLLAR-DENOMINATED)(3.0%)
-------------------------------------------------------------------------------------------------------------------------
Pemex Finance Ltd. Notes
   (COST $400)                                                       6.125%   11/15/2003 (1)(2)          400          403
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (10.3%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $1,386)                                                      4.94%     4/1/1999               1,386        1,386
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.8%)
   (COST $13,177)                                                                                                  13,158
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.2%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                          313
Liabilities                                                                                                           (17)
                                                                                                                ---------
                                                                                                                      296
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 1,352,412 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                      $13,454
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.95
=========================================================================================================================

*   See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the aggregate value of these securities was $2,212,000, representing 16.4% of net assets.

(3) Security segregated as initial margin for open futures contracts.

-----------------------------------------------------------------------------------------------------------------------
 AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT       PER
                                                                                                       (000)     SHARE
 Paid in Capital                                                                                     $13,492     $9.98
 Undistributed Net Investment Income                                                                      --        --
 Accumulated Net Realized Losses                                                                         (20)     (.02)
 Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                                 (19)     (.01)
   Futures Contracts                                                                                       1        --
-----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                          $13,454     $9.95
=======================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
HIGH-GRADE BOND PORTFOLIO                                     COUPON                     DATE          (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (58.3%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (20.0%)
U.S. Treasury Bond                                            7.625%               11/15/2022      $      50    $      61
U.S. Treasury Bond                                            7.875%                2/15/2021            740          916
U.S. Treasury Bond                                             8.00%               11/15/2021          4,585        5,764
U.S. Treasury Bond                                            8.125%                8/15/2019         10,535       13,266
U.S. Treasury Bond                                            8.125%                5/15/2021          1,610        2,045
U.S. Treasury Bond                                            8.125%                8/15/2021          7,225        9,183
U.S. Treasury Bond                                             8.50%                2/15/2020          1,870        2,444
U.S. Treasury Bond                                             8.75%                5/15/2017          3,705        4,886
U.S. Treasury Bond                                             8.75%                5/15/2020            900        1,205
U.S. Treasury Bond                                             8.75%                8/15/2020            675          905
U.S. Treasury Bond                                            8.875%                8/15/2017          1,300        1,731
U.S. Treasury Bond                                            8.875%                2/15/2019          1,010        1,357
U.S. Treasury Bond                                            9.125%                5/15/2018            510          697
U.S. Treasury Bond                                            10.00%                5/15/2010            400          491
U.S. Treasury Bond                                           10.375%               11/15/2009          8,495       10,463
U.S. Treasury Bond                                           10.375%               11/15/2012          2,065        2,725
U.S. Treasury Bond                                            10.75%                5/15/2003          1,425        1,709
U.S. Treasury Bond                                           11.625%               11/15/2002          3,700        4,465
U.S. Treasury Bond                                           11.875%               11/15/2003            450          569
U.S. Treasury Bond                                            12.75%               11/15/2010          1,775        2,476
U.S. Treasury Bond                                            14.00%               11/15/2011          1,065        1,616
U.S. Treasury Note                                             5.50%                3/31/2003            300          303
U.S. Treasury Note                                             6.50%                8/15/2005          1,365        1,447
U.S. Treasury Note                                             7.00%                7/15/2006            575          629
                                                                                                                ---------
                                                                                                                   71,353
                                                                                                                ---------
AGENCY BONDS & NOTES (5.9%)
Federal Farm Credit Bank                                       4.80%                11/6/2003          2,500        2,423
Federal Home Loan Bank                                        5.575%                 9/2/2003          1,900        1,902
Federal Home Loan Bank                                        5.675%                8/18/2003          2,000        2,008
Federal Home Loan Bank                                         5.80%                 9/2/2008          2,400        2,382
Federal Home Loan Bank                                        5.865%                 9/2/2008          1,300        1,295
Federal Home Loan Bank                                         5.88%               11/25/2008            530          518
Federal Home Loan Mortgage Corp.                               7.09%                 6/1/2005            200          203
Federal National Mortgage Assoc.                               5.64%               12/10/2008          1,500        1,444
Federal National Mortgage Assoc.                               5.75%                4/15/2003          1,090        1,099
Federal National Mortgage Assoc.                               5.90%                 7/9/2003          1,500        1,502
Federal National Mortgage Assoc.                               5.91%                8/25/2003            650          650
Federal National Mortgage Assoc.                               5.96%                4/23/2003            300          301
Federal National Mortgage Assoc.                               5.97%                 7/3/2003          1,000        1,000
Federal National Mortgage Assoc.                               6.56%                4/23/2008          1,250        1,252
Federal National Mortgage Assoc.                               6.57%                8/22/2007          1,250        1,305
Federal National Mortgage Assoc.                               6.58%                8/20/2007          1,350        1,410
Federal National Mortgage Assoc.                               7.55%                6/10/2004            350          351
                                                                                                                ---------
                                                                                                                   21,045
                                                                                                                ---------
MORTGAGE-BACKED SECURITIES (32.4%)
Federal Home Loan Mortgage Corp.                               5.50%       11/1/2008-3/1/2014 (1)      1,801        1,757
Federal Home Loan Mortgage Corp.                               6.00%        7/1/2000-3/1/2029 (1)     11,574       11,374
Federal Home Loan Mortgage Corp.                               6.50%        9/1/2000-3/1/2029 (1)     16,219       16,250
Federal Home Loan Mortgage Corp.                               7.00%      12/1/1999-11/1/2028 (1)     14,493       14,732
Federal Home Loan Mortgage Corp.                               7.50%        3/1/2000-4/1/2028 (1)      8,347        8,589
Federal Home Loan Mortgage Corp.                               8.00%       10/1/2009-3/1/2028 (1)      4,553        4,741
Federal Home Loan Mortgage Corp.                               8.50%        5/1/2006-5/1/2027 (1)        840          884
Federal Home Loan Mortgage Corp.                               9.00%       11/1/2005-5/1/2027 (1)        203          215
Federal Home Loan Mortgage Corp.                               9.50%        1/1/2025-2/1/2025 (1)        104          111
Federal Home Loan Mortgage Corp.                              10.00%       3/1/2017-11/1/2019 (1)         60           65
Federal National Mortgage Assn.                                5.50%                 3/1/2001 (1)         45           45
Federal National Mortgage Assn.                                6.00%        8/1/2000-1/1/2029 (1)      5,085        4,985
Federal National Mortgage Assn.                                6.50%       3/1/2000-10/1/2028 (1)      8,206        8,184
Federal National Mortgage Assn.                                7.00%        5/1/2000-3/1/2028 (1)      5,833        5,924
Federal National Mortgage Assn.                                7.50%        4/1/1999-5/1/2027 (1)      2,453        2,523

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
HIGH-GRADE BOND PORTFOLIO                                     COUPON                     DATE          (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                8.00%        2/1/2000-9/1/2027 (1)   $  1,264    $   1,313
Federal National Mortgage Assn.                                8.50%      10/1/2004-12/1/2026 (1)        571          600
Federal National Mortgage Assn.                                9.00%        3/1/2020-4/1/2025 (1)        290          309
Federal National Mortgage Assn.                                9.50%        6/1/2001-2/1/2025 (1)        176          188
Federal National Mortgage Assn.                               10.00%        8/1/2020-8/1/2021 (1)         92          100
Federal National Mortgage Assn.                               10.50%                 8/1/2020 (1)         23           25
Government National Mortgage Assn.                             6.00%      3/15/2009-3/15/2029 (1)      2,088        2,037
Government National Mortgage Assn.                             6.50%     10/15/2008-3/15/2029 (1)      9,860        9,834
Government National Mortgage Assn.                             7.00%     10/15/2008-7/15/2028 (1)      8,077        8,217
Government National Mortgage Assn.                             7.50%      5/15/2008-2/15/2028 (1)      5,163        5,325
Government National Mortgage Assn.                             8.00%      3/15/2008-1/15/2028 (1)      4,657        4,848
Government National Mortgage Assn.                             8.50%      7/15/2009-4/15/2027 (1)      1,100        1,166
Government National Mortgage Assn.                             9.00%     4/15/2016-10/15/2026 (1)        682          733
Government National Mortgage Assn.                             9.50%      4/15/2017-2/15/2025 (1)        354          385
Government National Mortgage Assn.                            10.00%      5/15/2020-1/15/2025 (1)        136          149
Government National Mortgage Assn.                            10.50%                5/15/2019 (1)         28           31
Government National Mortgage Assn.                            11.00%               10/15/2015 (1)         27           30
Government National Mortgage Assn.                            11.50%                2/15/2013 (1)         20           23
Resolution Trust Corp. Collateralized Mortgage Obligations    10.35%                8/25/2021 (1)         68           68
                                                                                                                ---------
                                                                                                                  115,760
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $205,895)                                                                                                208,158
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (36.3%)
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.3%)
ARG Funding Corp.                                              5.88%                5/20/2003 (1)(2)   1,350        1,348
Advanta Credit Card Master Trust                               6.05%                 8/1/2003 (1)      1,250        1,264
Advanta Mortgage Loan Trust                                    6.21%               11/25/2016 (1)      1,000          996
American Express Credit Card Master Trust                      6.80%               12/15/2003 (1)      1,250        1,281
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                          6.16%                6/25/2003 (1)        250          253
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                          6.42%                9/25/2008 (1)        375          386
Chase Manhattan Credit Card Master Trust                       6.30%                4/15/2003 (1)      1,000        1,014
Chemical Credit Card Master Trust I                            5.55%                4/15/2003 (1)      1,250        1,249
Discover Card Master Trust                                     5.40%               11/16/2001 (1)        233          233
First USA Credit Card Master Trust                             6.42%                3/17/2005 (1)      1,250        1,279
Ford Credit Auto Loan Master Trust                             6.50%                8/15/2002 (1)      1,000        1,015
PECO Energy Transition Trust                                   5.63%                6/26/2006 (1)      1,900        1,894
PECO Energy Transition Trust                                   6.05%                 3/1/2009 (1)        225          223
Premier Auto Trust                                             5.69%                 6/8/2002 (1)      1,700        1,708
Sears Credit Account Master Trust                              5.80%                8/15/2005 (1)      1,500        1,509
Sears Credit Account Master Trust                              8.10%                6/15/2004 (1)      1,283        1,317
Toyota Auto Lease Trust                                        5.35%                7/25/2002 (1)      1,850        1,837
Toyota Auto Lease Trust                                        6.35%                4/26/2004 (1)        250          252
                                                                                                                ---------
                                                                                                                   19,058
                                                                                                                ---------
FINANCE (14.3%)
American General Finance Corp.                                 8.00%                2/15/2000            900          918
Associates Corp.                                              5.875%                5/16/2001          1,100        1,102
Associates Corp.                                              6.375%                8/15/2000          1,000        1,012
Associates Corp.                                               6.50%               10/15/2002            650          663
Associates Corp.                                               6.68%                9/17/1999            700          704
Associates Corp.                                               7.50%                4/15/2002            600          627
Avalon Properties Inc.                                        6.875%               12/15/2007            450          442
BT Capital Trust B                                             7.90%                1/15/2027            200          203
Bank of New York Capital I                                     7.97%               12/31/2026            400          418
BankAmerica Corp.                                             9.625%                2/13/2001            500          535
BankAmerica Corp.                                             10.00%                 2/1/2003            200          227
Bear, Stearns & Co., Inc.                                     6.625%                1/15/2004            200          203
Bear, Stearns & Co., Inc.                                     7.625%                4/15/2000            250          255
CIT Group Holdings                                            5.875%               10/15/2008            700          679
CIT Group Holdings                                            6.625%                6/15/2005            400          408
CNA Financial Corp.                                            6.45%                1/15/2008            300          291

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
                                                              COUPON                     DATE          (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CNA Financial Corp                                             6.50%                4/15/2005         $  525      $   515
Case Credit Corp.                                              6.15%                 3/1/2002          2,250        2,264
Chase Capital I                                                7.67%                12/1/2026            400          408
Chase Manhattan Corp.                                          6.00%                11/1/2005            575          568
Chase Manhattan Corp.                                          6.50%                 8/1/2005            175          177
Chrysler Financial Corp.                                       5.25%               10/19/2000          2,000        1,993
Chrysler Financial Corp.                                      5.875%                 2/7/2001            500          503
Chrysler Financial Corp.                                       6.28%                6/21/1999            800          802
CIGNA Corp.                                                   7.875%                5/15/2027            450          477
Citicorp Capital II                                           8.015%                2/15/2027            500          520
CoreStates Capital Corp.                                      9.375%                4/15/2003            250          280
Countrywide Funding                                            7.31%                8/28/2000            600          611
Donaldson Lufkin & Jenrette, Inc.                              6.00%                12/1/2001          3,000        3,003
Equitable Companies Inc.                                       7.00%                 4/1/2028            140          141
Equity Residential Properties                                  6.55%               11/15/2001            550          553
Finova Capital Corp                                           5.875%               10/15/2001            750          748
First Chicago Corp.                                           11.25%                2/20/2001            300          330
First Interstate Bancorp                                      8.625%                 4/1/1999            500          500
Fleet Capital Trust II                                         7.92%               12/11/2026            400          415
Ford Motor Credit Co.                                         5.125%               10/15/2001          2,100        2,073
Ford Motor Credit Co.                                         6.375%                 2/1/2029            500          468
Ford Motor Credit Co.                                          7.00%                9/25/2001            400          412
General Electric Capital Corp.                                 5.77%                8/27/2001          2,000        2,011
General Motors Acceptance Corp.                                5.50%               12/15/2001            750          739
General Motors Acceptance Corp.                                5.85%                 4/6/2000          1,200        1,204
General Motors Acceptance Corp.                               7.125%                 5/1/2001          1,200        1,233
Great Western Finance                                         6.375%                 7/1/2000            900          908
HRPT Properties Trust                                          6.75%               12/18/2002            750          725
Household Finance Corp.                                       5.875%                 2/1/2009            300          287
Household Finance Corp.                                        7.65%                5/15/2007            400          431
JDN Realty Corp.                                               6.80%                 8/1/2004            350          334
Lehman Brothers Holdings Inc.                                  6.25%                 4/1/2003            850          838
Lehman Brothers Holdings Inc.                                 6.375%               10/23/2000            750          751
Lehman Brothers Holdings Inc.                                 6.625%                 2/5/2006            450          443
Lehman Brothers Holdings Inc.                                  6.90%                1/29/2001          1,000        1,009
Mellon Financial Corp.                                        7.625%               11/15/1999            200          203
Merrill Lynch & Co., Inc.                                      6.38%                7/18/2000            500          505
Merrill Lynch & Co., Inc.                                      6.50%                 4/1/2001          1,000        1,015
Morgan Stanley, Dean Witter, Discover & Co.                    5.89%                3/20/2000          1,500        1,506
NB Capital Trust IV                                            8.25%                4/15/2027            200          213
NCNB Corp.                                                     9.50%                 6/1/2004            150          172
National Rural Utilities                                       6.42%                 5/1/2008            100          102
NationsBank Corp.                                              5.75%                3/15/2001            500          501
NationsBank Corp.                                              7.00%                9/15/2001            200          206
NationsBank Corp.                                              7.75%                8/15/2004            500          538
Norwest Corp.                                                 6.125%               10/15/2000          1,000        1,009
PaineWebber Group, Inc.                                        7.00%                 3/1/2000            450          454
Reckson Operating Partnership LP                               7.75%                3/15/2009            500          495
Salomon, Inc.                                                  6.50%                 3/1/2000            650          655
Salomon, Inc.                                                  6.65%                7/15/2001            750          762
Salomon Smith Barney Holdings Inc.                            5.875%                 2/1/2001            400          400
Salomon Smith Barney Holdings Inc.                             7.98%                 3/1/2000            700          715
Security Capital Pacific Trust                                 8.05%                 4/1/2017            150          142
Simon DeBartolo Group, Inc.                                    6.75%                7/15/2004            250          248
Summit Properties Inc.                                         6.95%                8/15/2004            700          682
Susa Partnership                                               7.50%                12/1/2027            175          158
Swiss Bank Corp.                                               7.00%               10/15/2015            500          501
Swiss Bank Corp.-New York                                     7.375%                6/15/2017            100          104
Toyota Motor Credit Corp.                                      5.50%                9/17/2001          1,750        1,744
Travelers Property Casualty Corp.                              7.75%                4/15/2026            275          296
Wells Fargo Capital I                                          7.96%               12/15/2026            400          420
                                                                                                                ---------
                                                                                                                   51,107
                                                                                                                ---------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
HIGH-GRADE BOND PORTFOLIO                                     COUPON                     DATE          (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (10.8%)
Allied Signal Inc.                                             6.20%                 2/1/2008      $     500    $     496
American Stores Co.                                            8.00%                 6/1/2026            300          338
Anheuser-Busch Cos., Inc.                                      7.10%                6/15/2007            450          473
Anheuser-Busch Cos., Inc.                                     7.125%                 7/1/2017            150          154
Anheuser-Busch Cos., Inc.                                     7.375%                 7/1/2023             75           78
Applied Materials, Inc.                                        8.00%                 9/1/2004            100          107
Archer-Daniels-Midland Co.                                    8.875%                4/15/2011            180          219
Auburn Hills                                                  12.00%                 5/1/2020            115          183
C.R. Bard, Inc.                                                6.70%                12/1/2026            450          465
Bayer Corp.                                                    6.65%                2/15/2028 (2)        350          347
Black & Decker Corp.                                          6.625%               11/15/2000          1,000        1,011
Black & Decker Corp.                                           7.50%                 4/1/2003            500          521
The Boeing Co.                                                6.625%                2/15/2038            400          379
Burlington Northern Santa Fe Corp.                            6.375%               12/15/2005            100          101
Burlington Northern Santa Fe Corp.                             6.75%                3/15/2029            250          245
Burlington Northern Santa Fe Corp.                            6.875%                2/15/2016            300          303
Burlington Northern Santa Fe Corp.                             7.00%               12/15/2025            200          202
CSX Corp.                                                      8.10%                9/15/2022            150          167
CSX Corp.                                                     8.625%                5/15/2022             50           59
Caterpillar Co.                                               7.375%                 3/1/2097            300          306
Chrysler Corp.                                                 7.45%                 2/1/2097            100          107
Comcast Cablevision                                           8.375%                 5/1/2007            400          450
Comcast Cablevision                                           8.875%                 5/1/2017            350          421
Conrail Corp.                                                  9.75%                6/15/2020            100          126
Continental Airlines, Inc. (Equipment Trust Certificates)     6.648%                3/15/2019            386          385
WCyprus Minerals                                              6.625%               10/15/2005            400          367
Dayton Hudson Corp.                                            6.65%                 8/1/2028            400          389
Dayton Hudson Corp.                                            6.75%                 1/1/2028            250          247
Deere & Co.                                                    8.50%                 1/9/2022            100          117
Delta Airlines, Inc. (Equipment Trust Certificates)            8.54%                 1/2/2007            183          197
Dillard's Department Stores                                    7.75%                5/15/2027            250          258
Dillard's Department Stores                                    7.85%                10/1/2012            300          319
Eastman Chemical Co.                                          6.375%                1/15/2004            400          398
Eastman Chemical Co.                                           7.25%                1/15/2024            100           98
Federated Department Stores, Inc.                              7.00%                2/15/2028            100           99
First Data Corp.                                              6.625%                 4/1/2003            125          128
Ford Capital BV                                               9.875%                5/15/2002            400          443
Ford Holdings                                                  9.25%                 3/1/2000            300          309
Ford Motor Co.                                                 8.90%                1/15/2032            500          618
Ford Motor Co.                                                 9.98%                2/15/2047             65           91
Fortune Brands                                                7.875%                1/15/2023            100          113
General Motors Corp.                                          9.125%                7/15/2001            400          428
International Business Machines Corp.                         7.125%                12/1/2096            450          463
International Paper Co.                                       7.875%                 8/1/2006            100          107
KN Energy, Inc.                                                6.45%                 3/1/2003            250          251
Kroger Co.                                                    6.375%                 3/1/2008            300          299
Kroger Co.                                                     7.65%                4/15/2007            350          377
Lockheed Martin Corp.                                          6.85%                5/15/2001          2,000        2,041
Mack-Cali Realty                                               7.00%                3/15/2004          1,000          994
May Department Stores Co.                                      9.75%                2/15/2021            100          129
McDonald's Corp.                                               6.75%                2/15/2003            230          233
Mobil Corp.                                                   7.625%                2/23/2033            200          208
Monsanto Co.                                                   5.75%                12/1/2005 (2)      1,000          977
News America Holdings Inc.                                     8.50%                2/15/2005            300          329
Norfolk Southern Corp.                                        6.875%                 5/1/2001          1,125        1,150
Norfolk Southern Corp.                                         7.40%                9/15/2006            270          286
Norfolk Southern Corp.                                         7.70%                5/15/2017             50           55
Norfolk Southern Corp.                                         7.90%                5/15/2097             50           55
Northrop Grumman Corp.                                        9.375%               10/15/2024            400          446
Occidental Petroleum Corp.                                     8.50%                11/9/2001            750          782

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
                                                              COUPON                     DATE          (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
J.C. Penney & Co., Inc.                                       6.875%                6/15/1999      $     500    $     501
Philip Morris Cos., Inc.                                       7.00%                7/15/2005            150          154
Philip Morris Cos., Inc.                                       8.25%               10/15/2003            150          162
Phillips Petroleum Co.                                         9.00%                 6/1/2001            600          638
Praxair, Inc.                                                  6.70%                4/15/2001          1,175        1,188
Praxair, Inc.                                                  6.75%                 3/1/2003            500          506
Raytheon Co.                                                   6.30%                8/15/2000          1,500        1,513
Raytheon Co.                                                   6.50%                7/15/2005          1,100        1,116
Safeway Inc.                                                   6.85%                9/15/2004            700          720
Safeway Inc.                                                   7.00%                9/15/2007            550          574
Sears, Roebuck & Co. Acceptance Corp.                          6.75%                9/15/2005            150          152
TCI Communications, Inc.                                       7.25%                 8/1/2005            725          764
Telecommunications Inc.                                       6.375%                 5/1/2003          1,050        1,067
Tenneco, Inc.                                                10.075%                 2/1/2001            200          214
Texaco Capital Corp.                                          8.875%                 9/1/2021            150          186
Time Warner Inc.                                               7.75%                6/15/2005          1,250        1,340
Time Warner Inc.                                               8.18%                8/15/2007            250          280
Time Warner Entertainment                                     8.375%                3/15/2023            350          405
Tosco Corp.                                                    7.00%                7/15/2000          1,000        1,011
Tyco International Group SA                                   6.875%                1/15/2029            500          490
Union Carbide Corp.                                            6.75%                 4/1/2003            200          201
Union Carbide Corp.                                            7.75%                10/1/2096            125          123
Union Carbide Corp.                                           7.875%                 4/1/2023            125          129
Union Oil of California                                       6.375%                 2/1/2004            200          200
Union Pacific Corp.                                           6.625%                 2/1/2029            500          469
Union Pacific Corp.                                           8.625%                5/15/2022            175          189
United Technologies Corp.                                      6.70%                 8/1/2028            550          550
WMX Technologies Inc.                                          6.25%               10/15/2000          1,500        1,511
WMX Technologies Inc.                                          7.65%                3/15/2011            550          597
Whirlpool Corp.                                                9.00%                 3/1/2003            150          163
                                                                                                                ---------
                                                                                                                   38,557
                                                                                                                ---------
UTILITIES (5.9%)
AT&T Corp.                                                     8.35%                1/15/2025            140          154
Ameritech Capital Funding                                      6.15%                1/15/2008            775          782
Ameritech Capital Funding                                      7.50%                 4/1/2005            300          323
Baltimore Gas & Electric Co.                                  8.375%                8/15/2001            500          528
CMS Panhandle Holding Co.                                     6.125%                3/15/2004 (2)        100          100
CMS Panhandle Holding Co.                                      6.50%                7/15/2009            300          298
CMS Panhandle Holding Co.                                      7.00%                7/15/2029            200          195
Carolina Power & Light Co.                                    6.875%                8/15/2023            175          172
Coastal Corp.                                                  7.42%                2/15/2037            175          178
Coastal Corp.                                                  7.75%               10/15/2035            250          265
Commonwealth Edison                                            6.50%                4/15/2000          1,000        1,009
Commonwealth Edison                                           7.375%                9/15/2002          1,000        1,056
Commonwealth Edison                                            7.50%                 7/1/2013            250          277
Enron Corp.                                                    6.40%                7/15/2006            250          248
Enron Corp.                                                   7.125%                5/15/2007            150          155
Enron Corp.                                                   9.125%                 4/1/2003            500          548
Enron Corp.                                                    9.65%                5/15/2001            450          480
GTE Corp.                                                      8.75%                11/1/2021            500          607
GTE South Inc.                                                6.125%                6/15/2007            500          502
Houston Lighting & Power Co.                                   8.75%                 3/1/2022            100          110
KN Energy Inc.                                                 7.45%                 3/1/2098            100          100
MCI Communications Corp.                                       6.50%                4/15/2010            200          203
MCI Communications Corp.                                       7.50%                8/20/2004            250          266
MCI Communications Corp.                                       7.75%                3/23/2025            250          257
Michigan Bell Telephone Co.                                    7.50%                2/15/2023            175          176
Midamerican Funding LLC                                        5.85%                 3/1/2001 (2)      1,200        1,201
National Rural Utility Co.                                     5.00%                10/1/2002            500          489
National Rural Utility Co.                                     6.20%                 2/1/2008            650          659
New England Telephone & Telegraph Co.                         7.875%               11/15/2029            500          575

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
HIGH-GRADE BOND PORTFOLIO                                     COUPON                     DATE          (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
New York Telephone Co.                                        6.125%                1/15/2010       $    750    $     749
New York Telephone Co.                                         7.00%                8/15/2025            175          171
Pacific Bell Telephone Co.                                     7.25%                 7/1/2002            225          235
Southern California Edison Co.                                6.375%                1/15/2006            650          661
Southern California Edison Co.                                 6.75%                1/15/2000            500          505
Southwestern Bell Telephone Co.                               7.625%                 3/1/2023            475          486
Texas Utilities Co.                                            7.17%                 8/1/2007            850          904
Texas Utilities Co.                                           7.375%                 8/1/2001            250          258
Texas Utilities Co.                                           7.875%                 3/1/2023            110          112
Texas Utilities Co.                                            8.25%                 4/1/2004            100          110
US West Capital Funding, Inc.                                 6.125%                7/15/2002          1,000        1,008
Virginia Electric & Power Co.                                 6.625%                 4/1/2003            200          205
Virginia Electric & Power Co.                                  6.75%                10/1/2023            500          480
Worldcom Inc.                                                 6.125%                8/15/2001          1,250        1,260
Worldcom Inc.                                                  6.25%                8/15/2003          2,000        2,020
                                                                                                                ---------
                                                                                                                   21,077
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (Cost $129,457)                                                                                                129,799
-------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(4.3%)
-------------------------------------------------------------------------------------------------------------------------
Province of British Columbia                                   7.00%                1/15/2003            170          177
Canadian Imperial Bank of Commerce (NY)                        6.20%                 8/1/2000          1,800        1,817
Canadian National Railway Co.                                  6.80%                7/15/2018            450          447
Canadian National Railway Co.                                  6.90%                7/15/2028            200          199
Embotelladora Andina SA                                       7.875%                10/1/2097            350          272
Republic of Finland                                           7.875%                7/28/2004            350          381
Grand Metropolitan Investment Corp.                            9.00%                8/15/2011            400          484
Hanson Overseas                                               7.375%                1/15/2003            400          416
Inter-American Development Bank                                8.50%                3/15/2011            130          158
Israel Electric Corp.                                          7.75%                 3/1/2009 (2)        450          461
KFW International Finance, Inc.                               7.625%                2/15/2004            300          322
KFW International Finance, Inc.                                8.85%                6/15/1999            425          428
KFW International Finance, Inc.                               9.125%                5/15/2001            200          214
Korea Electric Power                                           7.00%                 2/1/2007            275          256
Korea Electric Power                                           7.75%                 4/1/2013            600          566
Province of Manitoba                                           8.75%                5/15/2001            500          531
Province of Manitoba                                           9.25%                 4/1/2020            120          157
Province of Manitoba                                           9.50%                10/1/2000            130          137
Province of Manitoba                                          9.625%                12/1/2018            100          134
National Australia Bank                                        6.60%               12/10/2007            400          405
National Westminster Bancorp Inc.                             9.375%               11/15/2003            350          395
Province of New Brunswick                                      8.75%                 5/1/2022            200          253
Province of New Brunswick                                      9.75%                5/15/2020            500          687
Province of Newfoundland                                       7.32%               10/13/2023            350          369
Province of Newfoundland                                       9.00%                 6/1/2019            300          370
Noranda, Inc.                                                 8.625%                7/15/2002            370          383
Northern Telecom Ltd.                                         6.875%                 9/1/2023            250          249
Province of Ontario                                           7.375%                1/27/2003            110          116
Province of Ontario                                            7.75%                 6/4/2002            200          212
Province of Ontario                                            8.00%               10/17/2001          1,500        1,582
Pemex Finance Ltd.                                            6.125%               11/15/2003 (2)        550          554
Petro Geo-Services                                            7.125%                3/30/2028            430          400
Petro Geo-Services                                             7.50%                3/31/2007            250          257
Republic of Portugal                                           5.75%                10/8/2003            650          649
Province of Saskatchewan                                      7.125%                3/15/2008            200          215
Province of Saskatchewan                                       8.00%                7/15/2004            550          604
TPSA Finance BV                                                7.75%               12/10/2008 (2)        290          282
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $15,360)                                                                                                  15,539
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                     MATURITY         AMOUNT       VALUE*
                                                              COUPON                     DATE          (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $3,709)                                               4.94%                 4/1/1999      $   3,709    $   3,709
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (COST $354,421)                                                                                                357,205
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                6,763
Liabilities                                                                                                        (6,643)
                                                                                                                ---------
                                                                                                                      120
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 33,378,332 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $357,325
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.71
=========================================================================================================================

*   See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the aggregate value of these securities was $5,270,000, representing 1.5% of net assets.

-------------------------------------------------------------------------------------------------------------------------
 AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                   $353,812        $10.60
 Undistributed Net Investment Income                                                                     --            --
 Accumulated Net Realized Gains                                                                         729           .02
 Unrealized Appreciation--Note F                                                                      2,784           .09
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                        $357,325        $10.71
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                                     COUPON                 DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (93.6%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (2.9%)
Bank United Corp.                                             8.875%             5/1/2007         $      750    $     766
Chevy Chase Savings Bank                                       9.25%            12/1/2008                750          750
ContiFinancial Corp.                                          8.125%             4/1/2008                490          363
Imperial Credit Industries, Inc.                              9.875%            1/15/2007                700          546
Navistar Financial Corp.                                       9.00%             6/1/2002              1,000        1,043
Olympic Financial Ltd.                                        11.50%            3/15/2007                370          292
Western Financial Savings Bank                                 8.50%             7/1/2003              1,000          830
                                                                                                                ---------
                                                                                                                    4,590
                                                                                                                ---------
INDUSTRIAL (84.6%)
   AEROSPACE & DEFENSE (1.6%)
   Argo-Tech Corp.                                            8.625%            10/1/2007                750          712
   K & F Industries, Inc.                                      9.25%           10/15/2007                500          515
   L-3 Communications Corp.                                  10.375%             5/1/2007                500          551
   Newport News Shipbuilding Inc.                             8.625%            12/1/2006                750          810

   AUTOMOTIVE (3.6%)
   Accuride Corp.                                              9.25%             2/1/2008              1,000        1,010
   Delco Remy International Inc.                             10.625%             8/1/2006                750          802
   Federal-Mogul Corp.                                         8.80%            4/15/2007              1,000        1,062
   Hayes Wheels International, Inc.                           11.00%            7/15/2006                500          552
   Johnstown America Industries, Inc.                         11.75%            8/15/2005                750          814
   LDM Technologies Inc.                                      10.75%            1/15/2007                500          511
   Lear Corp.                                                  9.50%            7/15/2006                750          795
   Walbro Corp.                                              10.125%           12/15/2007                 65           67

   BASIC INDUSTRIES (8.4%)
   Allied Waste North America Inc.                            7.625%             1/1/2006              1,000          979
   Anchor Glass Container Corp.                               11.25%             4/1/2005                500          518
   Coltec Industries Inc.                                      7.50%            4/15/2008              1,000        1,017
   Consumers International                                    10.25%             4/1/2005              1,000        1,050
   Grove Worldwide LLC                                         9.25%             5/1/2008                750          615
   Henry Co.                                                  10.00%            4/15/2008              1,000        1,010
   Idex Corp.                                                 6.875%            2/15/2008              1,500        1,417
   International Wire Group                                   11.75%             6/1/2005                500          529
   Mastec, Inc.                                                7.75%             2/1/2008              1,250        1,206
   Neenah Corp.                                              11.125%             5/1/2007                750          789
   Neenah Corp.                                              11.125%             5/1/2007 (1)            285          300
   Numatics Inc.                                              9.625%             4/1/2008              1,000          892
   Park-Ohio Industries, Inc.                                  9.25%            12/1/2007              1,000        1,030
   Roller Bearing Co. of America Inc.                         9.625%            6/15/2007                500          475
   Scotsman Group Inc.                                        8.625%           12/15/2007                415          413
   Terex Corp.                                                8.875%             4/1/2008                750          728
   Westinghouse Air Brake Corp.                               9.375%            6/15/2005 (1)            205          211

   BUILDING MATERIALS (2.0%)
   American Standard Cos. Inc.                                7.375%             2/1/2008              1,500        1,464
   Falcon Building Products, Inc.                              9.50%            6/15/2007              1,000          920
   Nortek, Inc.                                                9.25%            3/15/2007                750          778

   CABLE (9.1%)
   Adelphia Communications Corp.                              8.375%             2/1/2008 (1)          1,500        1,533
   Bresnan Communications Group                                8.00%             2/1/2009 (1)          1,000        1,020
   CSC Holdings, Inc.                                         8.125%            8/15/2009                750          807
   CSC Holdings, Inc.                                          9.25%            11/1/2005                500          536
   Century Communications Inc.                                8.875%            1/15/2007                770          810
   Classic Cable Inc.                                         9.875%             8/1/2008 (1)          1,000        1,060
   Comcast Corp.                                              9.125%           10/15/2006              1,500        1,624
   Falcon Holdings Group LP                                   8.375%            4/15/2010              1,000        1,005

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                              COUPON                 DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Jones Intercable Inc.                                      7.625%            4/15/2008         $    1,000   $    1,052
   Lenfest Communications, Inc.                               8.375%            11/1/2005              1,500        1,598
   Rifkin Acquisition Partners LLP                           11.125%            1/15/2006              1,250        1,406
   Rogers Cablesystem Ltd.                                    9.625%             8/1/2002                220          236
   USA Networks Inc.                                           6.75%           11/15/2005 (1)          1,500        1,486

   CHEMICALS (4.4%)
   ARCO Chemical Co.                                           9.80%             2/1/2020              1,500        1,490
   Acetex Corp.                                                9.75%            10/1/2003                750          705
   Buckeye Cellulose Corp.                                     8.50%           12/15/2005                750          769
   Huntsman Corp.                                              9.50%             7/1/2007 (1)            750          742
   LaRoche Industries, Inc.                                    9.50%            9/15/2007                750          563
   Lilly Industries, Inc.                                      7.75%            12/1/2007              1,250        1,254
   Pioneer Americas Acquisition Corp.                          9.25%            6/15/2007              1,000          825
   Sovereign Specialty Chemicals, Inc.                         9.50%             8/1/2007                500          516

   CONSUMER GOODS & SERVICES (1.5%)
   Revlon Consumer Products                                   8.625%             2/1/2008                910          833
   Scotts Co.                                                 8.625%            1/15/2009 (1)            500          516
   Sealy Mattress, Inc.                                       9.875%           12/15/2007                960          953

   CONTAINERS (2.3%)
   BWAY Corp.                                                 10.25%            4/15/2007              1,000        1,060
   Owens-Illinois, Inc.                                        8.10%            5/15/2007              1,500        1,539
   Silgan Holding Inc.                                         9.00%             6/1/2009              1,000        1,033

   ENERGY & RELATED GOODS & SERVICES (6.9%)
   AmeriGas Partners, LP Series B                            10.125%            4/15/2007                600          624
   Clark Refining & Marketing, Inc.                           8.375%           11/15/2007                750          667
   Cross Timbers Oil Co.                                       9.25%             4/1/2007                900          855
   Energy Corp. of America                                     9.50%            5/15/2007                750          705
   Newfield Exploration Co.                                    7.45%           10/15/2007                750          707
   Newpark Resources, Inc.                                    8.625%           12/15/2007              1,000          955
   Oryx Energy Co.                                            8.125%           10/15/2005              1,000        1,064
   P & L Coal Holdings Corp.                                  8.875%            5/15/2008              1,500        1,568
   Plains Resources, Inc.                                     10.25%            3/15/2006                750          750
   Pride Petroleum Services, Inc.                             9.375%             5/1/2007                750          716
   RBF Finance Co.                                            11.00%            3/15/2006 (1)            465          489
   Tesoro Petroleum Corp.                                      9.00%             7/1/2008              1,000          993
   Tuboscope Inc.                                              7.50%            2/15/2008                750          672

   FOOD & LODGING (3.1%)
   Aurora Foods Inc.                                           8.75%             7/1/2008                750          782
   B & G Foods, Inc.                                          9.625%             8/1/2007                500          494
   Nash Finch Co.                                              8.50%             5/1/2008                750          668
   New World Pasta Co.                                         9.25%            2/15/2009 (1)          1,000        1,010
   Purina Mills Inc.                                           9.00%            3/15/2010              1,000          840
   Tricon Global Restaurants, Inc.                             7.65%            5/15/2008              1,000        1,037

   HEALTH CARE (2.6%)
   Beverly Enterprises Inc.                                    9.00%            2/15/2006                500          483
   Columbia/HCA Healthcare Corp.                               7.25%            5/20/2008              1,000          916
   Integrated Health Services, Inc.                            9.50%            9/15/2007                500          327
   Kinetic Concepts, Inc.                                     9.625%            11/1/2007                325          314
   Leiner Health Products, Inc.                               9.625%             7/1/2007                435          435
   Owens & Minor, Inc.                                       10.875%             6/1/2006                500          546
   Tenet Healthcare Corp.                                     8.125%            12/1/2008 (1)          1,000          985

   HOME BUILDING & REAL ESTATE (3.0%)
   CapStar Hotel Co.                                           8.75%            8/15/2007              1,000          960
   Kaufman & Broad Home Corp.                                  7.75%           10/15/2004                750          739

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                                     COUPON                 DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Standard Pacific Corp.                                      8.50%            6/15/2007         $    1,000    $     975
   Toll Corp.                                                  7.75%            9/15/2007              1,000          980
   Del E. Webb Corp.                                          10.25%            2/15/2010              1,000          998

   MEDIA & ENTERTAINMENT (11.3%)
   AMC Entertainment Inc.                                      9.50%             2/1/2011 (1)          1,000          950
   Big Flower Press Holdings                                  8.875%             7/1/2007                750          761
   CBS Corp.                                                   7.15%            5/20/2005              1,000        1,023
   Chancellor Media Corp.                                     9.375%            10/1/2004                750          782
   Citadel Broadcasting Co.                                    9.25%           11/15/2008              1,000        1,067
   EchoStar DBS Corp.                                         9.375%             2/1/2009 (1)          1,000        1,037
   Emmis Communications Corp.                                 8.125%            3/15/2009 (1)          1,500        1,496
   Fox/Liberty Networks LLC                                   8.875%            8/15/2007              1,000        1,035
   JCAC, Inc.                                                10.125%            6/15/2006                 85           93
   Lin Television Corp.                                       8.375%             3/1/2008                500          496
   Loews Cineplex Entertainment                               8.875%             8/1/2008              1,500        1,496
   Mail-Well Corp.                                             8.75%           12/15/2008 (1)          1,435        1,471
   Outdoor Systems Inc.                                       9.375%           10/15/2006                260          282
   PRIMEDIA, Inc.                                             7.625%             4/1/2008              1,000        1,000
   RCN Corp.                                                  10.00%           10/15/2007              1,500        1,530
   TV Guide Inc.                                              8.125%             3/1/2009 (1)          1,000        1,013
   Von Hoffman Press Inc.                                    10.875%            5/15/2007 (1)            405          419
   World Color Press, Inc.                                    8.375%           11/15/2008 (1)          1,000        1,017
   Young Broadcasting Inc.                                     9.00%            1/15/2006                750          769

   METAL (2.6%)
   AK Steel Corp.                                             9.125%           12/15/2006                500          529
   AmeriSteel Corp.                                            8.75%            4/15/2008                500          500
   Armco, Inc.                                                 9.00%            9/15/2007                500          517
   Bethlehem Steel Corp.                                     10.375%             9/1/2003                400          430
   LTV Corp.                                                   8.20%            9/15/2007                500          471
   National Steel Corp.                                       9.875%             3/1/2009 (1)            330          339
   Ryerson Tull, Inc.                                         9.125%            7/15/2006                500          538
   Weirton Steel Corp.                                        10.75%             6/1/2005                500          463
   Wells Aluminum Corp.                                      10.125%             6/1/2005                250          249

   PAPER & PACKAGING (5.7%)
   Ball Corp.                                                  7.75%             8/1/2006              1,000        1,033
   Boise Cascade Co.                                           9.45%            11/1/2009              1,000        1,110
   Container Corp. of America                                  9.75%             4/1/2003                700          737
   Doman Industries, Ltd.                                      8.75%            3/15/2004                750          480
   Domtar Inc.                                                 8.75%             8/1/2006                200          210
   Domtar Inc.                                                 9.50%             8/1/2016              1,250        1,344
   Fonda Group Inc.                                            9.50%             3/1/2007                500          418
   NoramPac Inc.                                               9.50%             2/1/2008                500          517
   Paperboard Industries International Inc.                   8.375%            9/15/2007              1,000          960
   Repap New Brunswick, Inc.                                   9.00%             6/1/2004                750          729
   Tembec Finance Corp.                                       9.875%            9/30/2005                500          529
   Tembec Industries Inc.                                     8.625%            6/30/2009                125          127
   U.S. Timberlands LLC                                       9.625%           11/15/2007                750          758

   RETAIL (1.2%)
   Boise Cascade Office Products Corp.                         7.05%            5/15/2005                965          923
   Fred Meyer, Inc.                                           7.375%             3/1/2005              1,000        1,039

   TECHNOLOGY & RELATED (6.3%)
   Advanced Micro Devices, Inc.                               11.00%             8/1/2003                325          336
   Amphenol Corp.                                             9.875%            5/15/2007                500          516
   Beckman Instruments, Inc.                                   7.45%             3/4/2008                750          736
   Fairchild Semiconductor Corp.                             10.125%            3/15/2007                475          478
   Fisher Scientific International Inc.                        9.00%             2/1/2008              1,000        1,010

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                              COUPON                 DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Iron Mountain, Inc.                                       10.125%            10/1/2006          $   1,000    $   1,084
   Pierce Leahy Corp.                                         9.125%            7/15/2007              1,000        1,040
   PSINet Inc.                                                10.00%            2/15/2005              1,500        1,605
   Telecommunication Techniques Co.                            9.75%            5/15/2008                900          909
   Unisys Corp.                                               7.875%             4/1/2008              1,000        1,040
   Wesco Distribution Inc.                                    9.125%             6/1/2008              1,000        1,035

   TELECOMMUNICATIONS (7.6%)
   Comcast Cellular Holdings, Inc.                             9.50%             5/1/2007              1,000        1,135
   GCI, Inc.                                                   9.75%             8/1/2007              1,000        1,000
   ITC DeltaCom, Inc.                                          9.75%           11/15/2008                275          290
   ITC DeltaCom, Inc.                                         11.00%             6/1/2007                620          677
   Intermedia Communications Inc.                             8.875%            11/1/2007              1,000        1,018
   Level 3 Communications, Inc.                               9.125%             5/1/2008              1,500        1,508
   MJD Communications Inc.                                     9.50%             5/1/2008              1,000        1,010
   McLeodUSA Inc.                                              9.25%            7/15/2007              1,000        1,050
   Paging Network, Inc.                                      10.125%             8/1/2007                500          423
   Qwest Communications International Inc.                     7.50%            11/1/2008 (1)          1,500        1,553
   Rogers Cantel, Inc.                                         8.30%            10/1/2007              1,500        1,564
   Verio Inc.                                                 11.25%            12/1/2008 (1)            605          682

   TEXTILES & RELATED (0.9%)
   Pillowtex Corp.                                             9.00%           12/15/2007                375          379
   Westpoint Stevens Inc.                                     7.875%            6/15/2005              1,000        1,025

   OTHER (0.5%)
   Packaging Corporation of America                           9.625%             4/1/2009 (1)            705          723
                                                                                                                ---------
                                                                                                                  132,280
                                                                                                                ---------
UTILITIES (6.1%)
AES Corp.                                                     8.375%            8/15/2007                500          490
CMS Energy Corp.                                               7.50%            1/15/2009                350          350
CMS Energy Corp.                                              8.125%            5/15/2002                750          773
CalEnergy Co., Inc.                                            7.52%            9/15/2008                500          528
CalEnergy Co., Inc.                                            9.50%            9/15/2006                250          279
Calpine Corp.                                                 7.625%            4/15/2006                665          665
Calpine Corp.                                                 7.875%             4/1/2008                810          814
Cleveland Electric Illuminating Co.                            7.43%            11/1/2009                750          794
El Paso Electric Co. Series D                                  8.90%             2/1/2006              1,000        1,119
Nextel Communications Inc.                                    12.00%            11/1/2008 (1)            860          988
Niagara Mohawk Power Corp.                                     7.75%            10/1/2008              1,500        1,610
Public Service Co. of New Mexico                               7.50%             8/1/2018              1,000          968
Texas-New Mexico Power Co.                                    10.75%            9/15/2003                200          212
                                                                                                                ---------
                                                                                                                    9,590
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $147,808)                                                                                                146,460
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.7%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $7,292)                                               4.94%             4/1/1999              7,292        7,292
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.3%)
   (COST $155,100)                                                                                                153,752
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
HIGH YIELD BOND PORTFOLIO                                                                                           (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                          $    4,434
Liabilities                                                                                                       (1,783)
                                                                                                              -----------
                                                                                                                   2,651
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 15,489,548 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                              $156,403
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $10.10
=========================================================================================================================

*   See Note A in Notes to Financial Statements.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the aggregate value of these securities was $21,040,000, representing 13.5% of net assets.

-------------------------------------------------------------------------------------------------------------------------
 AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $160,699       $10.38
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                      (2,948)        (.19)
 Unrealized Depreciation--Note F                                                                      (1,348)        (.09)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $156,403       $10.10
=========================================================================================================================

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
BALANCED PORTFOLIO                   SHARES         (000)
----------------------------------------------------------
COMMON STOCKS (65.2%)
----------------------------------------------------------
AUTO & TRANSPORTATION (7.3%)
   Ford Motor Co.                    166,531   $    9,451
   Union Pacific Corp.               146,800        7,845
   General Motors Corp.               90,139        7,831
   KLM Royal Dutch Air Lines
    NV ADR                           122,095        3,388
   Norfolk Southern Corp.            118,200        3,118
   TRW, Inc.                          64,700        2,944
   Canadian National Railway Co.      52,500        2,920
   CSX Corp.                          70,000        2,726
-  Delphi Automotive Systems Corp.   139,000        2,467
   British Airways PLC                15,000        1,029
                                               -----------
                                                   43,719
                                               -----------

CONSUMER DISCRETIONARY (4.4%)
   Kimberly-Clark Corp.              132,300        6,342
   Sears, Roebuck & Co.               87,052        3,934
   Eastman Kodak Co.                  50,400        3,219
   May Department Stores Co.          82,200        3,216
   Whirlpool Corp.                    56,500        3,072
   Gillette Co.                       38,000        2,259
   J.C. Penney Co., Inc.              54,500        2,207
   Black & Decker Corp.               35,000        1,940
                                               -----------
                                                   26,189
                                               -----------

CONSUMER STAPLES (1.6%)
   Philip Morris Cos., Inc.          118,000        4,152
   H.J. Heinz Co.                     71,000        3,364
   Bestfoods                          44,000        2,068
                                               -----------
                                                    9,584
                                               -----------
FINANCIAL SERVICES (10.9%)
   Citigroup, Inc.                   194,250       12,408
   CIGNA Corp.                       112,300        9,412
   Wachovia Corp.                     93,300        7,575
   U.S. Bancorp                      199,200        6,785
   Marsh & McLennan Cos., Inc.        82,000        6,083
   Fannie Mae                         65,000        4,501
   BankAmerica Corp.                  50,106        3,539
   Jefferson-Pilot Corp.              46,250        3,133
   Ace, Ltd.                          95,000        2,963
   MBIA, Inc.                         40,000        2,320
   Spieker Properties, Inc. REIT      48,000        1,692
   Equity Office Properties
    Trust REIT                        59,000        1,501
   Archstone Communities
    Trust REIT                        71,000        1,429
   Equity Residential Properties
    Trust REIT                        31,000        1,279
   Starwood Hotels & Resorts
    Worldwide, Inc.                   26,000          743
                                               -----------
                                                   65,363
                                               -----------
HEALTH CARE (7.0%)
   Pharmacia & Upjohn, Inc.          184,500       11,508
   Johnson & Johnson                  85,000        7,963
   Abbott Laboratories               128,200        6,001
   Bristol-Myers Squibb Co.           88,800        5,711
   Baxter International, Inc.         76,100        5,023
   American Home Products Corp.       59,000        3,850
   Columbia/HCA Healthcare Corp.     118,000        2,235
                                               -----------
                                                   42,291
                                               -----------

INTEGRATED OILS (6.9%)
   Royal Dutch Petroleum Co. ADR     128,300        6,672
   BP AMOCO PLC ADR                   63,064        6,366
   Repsol SA ADR                      83,400        4,274
   Chevron Corp.                      47,600        4,210
   Total SA ADR                       60,056        3,663
   USX-Marathon Group                118,200        3,250
   Unocal Corp.                       72,587        2,672
   Texaco Inc.                        45,000        2,554
   Phillips Petroleum Co.             51,800        2,448
   Sunoco, Inc.                       61,545        2,219
   Exxon Corp.                        23,700        1,672
   Equitable Resources, Inc.          48,000        1,251
   Ashland, Inc.                       9,600          393
                                               -----------
                                                   41,644
                                               -----------
OTHER ENERGY (1.4%)
   Schlumberger Ltd.                  71,000        4,273
   Halliburton Co.                    59,000        2,272
   Baker Hughes, Inc.                 71,000        1,726
                                               -----------
                                                    8,271
                                               -----------
MATERIALS & PROCESSING (9.3%)
   E.I. du Pont de Nemours & Co.     122,100        7,089
   Alcoa Inc.                        170,000        7,002
   Dow Chemical Co.                   74,100        6,905
   Phelps Dodge Corp.                 90,200        4,442
   Norsk Hydro AS ADR                 83,400        3,367
   Rhone-Poulenc SA ADR               73,782        3,246
   Temple-Inland Inc.                 47,000        2,949
   British Steel PLC ADR             140,900        2,844
   Willamette Industries, Inc.        72,800        2,748
   PPG Industries, Inc.               52,200        2,675
   BOC Group PLC ADR                  94,000        2,573
   Imperial Chemical Industries
    PLC ADR                           59,000        2,113
   Reynolds Metals Co.                38,262        1,849
   International Paper Co.            35,500        1,498
   Lubrizol Corp.                     59,000        1,327
   Weyerhaeuser Co.                   20,000        1,110
   Cabot Corp.                        51,200        1,088
   Witco Chemical Corp.               64,500          818
   Westvaco Corp.                     13,500          284
                                               -----------
                                                   55,927
                                               -----------
PRODUCER DURABLES (5.1%)
   Xerox Corp.                       183,000        9,768
   Northrop Grumman Corp.             71,000        4,251
   Caterpillar, Inc.                  88,000        4,043
   United Technologies Corp.          23,600        3,196
   Alcatel SA ADR                    139,000        3,171
   Thomas & Betts Corp.               54,000        2,028
   Pall Corp.                         85,500        1,416
   Parker Hannifin Corp.              38,100        1,305
   Emerson Electric Co.               24,000        1,270
                                               -----------
                                                   30,448
                                               -----------
TECHNOLOGY (3.6%)
   Motorola, Inc.                    129,000        9,449
   International Business
    Machines Corp.                    48,000        8,508
   Hewlett-Packard Co.                57,000        3,865
                                               -----------
                                                   21,822
                                               -----------

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
BALANCED PORTFOLIO                   SHARES         (000)
----------------------------------------------------------
UTILITIES (5.7%)
   AT&T Corp.                         78,500   $    6,265
   Bell Atlantic Corp.                97,712        5,050
   ALLTEL Corp.                       65,000        4,054
   Duke Energy Corp.                  59,000        3,223
   SBC Communications Inc.            68,000        3,205
   Texas Utilities Co.                58,700        2,447
   Cinergy Corp.                      74,000        2,035
   BellSouth Corp.                    47,200        1,891
   Carolina Power & Light Co.         47,500        1,796
   Pinnacle West Capital Corp.        42,000        1,528
   PacifiCorp                         75,000        1,294
   U S WEST, Inc.                     23,100        1,272
                                               -----------
                                                   34,060
                                               -----------
OTHER (2.0%)
   Cooper Industries, Inc.           121,000        5,158
   Minnesota Mining &
    Manufacturing Co.                 47,400        3,354
   Canadian Pacific Ltd.             165,000        3,207
                                               -----------
                                                   11,719
                                               -----------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $280,333)                                391,037
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
CORPORATE BONDS (26.8%)
----------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED
   SECURITY (0.3%)
Asset Securitization Corp.
(3) 6.75%, 2/14/2041                  $2,000        2,037
                                                ----------
FINANCE (7.9%)
Allstate Corp.
   6.75%, 5/15/2018                    2,000        1,996
BB&T Corp.
   7.25%, 6/15/2007                    2,000        2,101
BankAmerica Corp.
   7.20%, 4/15/2006                    1,000        1,047
BankBoston NA
   6.375%, 3/25/2008                   2,000        1,992
Chubb Corp.
   6.15%, 8/15/2005                    1,000        1,007
   6.60%, 8/15/2018                    1,000          987
CIGNA Corp.
   7.875%, 5/15/2027                   2,000        2,119
Citicorp
   7.625%, 5/1/2005                    1,000        1,068
Citigroup, Inc.
   6.625%, 1/15/2028                   2,000        1,915
Comerica, Inc.
   7.25%, 8/1/2007                     1,500        1,586
Dean Witter, Discover & Co.
   6.75%, 10/15/2013                   1,000        1,000
Exxon Capital Corp.
   6.00%, 7/1/2005                     1,000        1,004
First Union Corp.
   7.50%, 4/15/2035                    1,000        1,067
Ford Motor Credit Co.
   6.25%, 12/8/2005                    1,000        1,002
----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
----------------------------------------------------------
General Electric Global
    Insurance Holdings Corp.
    7.00%, 2/15/2026                  $2,000      $ 2,069
John Hancock Mutual
    Life Insurance Co.
(1) 7.375%, 2/15/2024                  2,000        2,095
Jackson National Life Insurance Co.
(1) 8.15%, 3/15/2027                   1,500        1,628
Lumbermens Mutual Casualty Co.
(1) 9.15%, 7/1/2026                    1,000        1,112
NBD Bancorp, Inc.
    7.125%, 5/15/2007                  1,500        1,576
NationsBank Corp.
    7.80%, 9/15/2016                   2,000        2,196
Ohio National Life Insurance
(1) 8.50%, 5/15/2026                   2,000        2,188
Provident Cos., Inc.
    7.25%, 3/15/2028                   2,000        2,044
Frank Russell Co.
(1) 5.625%, 1/15/2009                  2,000        1,931
Security Benefit Life Insurance Co.
(1) 8.75%, 5/15/2016                   1,500        1,573
SunTrust Bank Atlanta
    7.25%, 9/15/2006                   1,000        1,061
Toyota Motor Credit Corp.
    5.50%, 12/15/2008                  2,000        1,913
UNUM Corp.
    6.75%, 12/15/2028                  2,000        1,933
US Bank NA Minnesota
    5.625%, 11/30/2005                 2,000        1,935
Wachovia Corp.
    5.625%, 12/15/2008                 2,000        1,917
                                                ----------
                                                   47,062
                                                ----------
INDUSTRIAL (11.5%)
Abbott Laboratories
    6.80%, 5/15/2005                   1,000        1,048
Airtouch Communications Inc.
    6.65%, 5/1/2008                    2,000        2,055
Amoco Corp.
    6.50%, 8/1/2007                    1,500        1,559
Archer-Daniels-Midland Co.
    7.50%, 3/15/2027                   1,500        1,653
Autozone Inc.
    6.50%, 7/15/2008                   2,000        1,987
Baxter International, Inc.
    7.65%, 2/1/2027                    2,100        2,260
Becton, Dickinson & Co.
    7.00%, 8/1/2027                    2,000        2,062
The Boeing Co.
    8.75%, 8/15/2021                   1,500        1,810
Bristol-Myers Squibb Co.
    6.80%, 11/15/2026                  1,500        1,553
CPC International, Inc.
    7.25%, 12/15/2026                  1,000        1,069
Coca-Cola Enterprises, Inc.
    8.50%, 2/1/2022                    1,000        1,184
Dean Foods Co.
    6.90%, 10/15/2017                  2,000        2,017
Diageo PLC
    6.125%, 8/15/2005                  2,000        1,997

----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
----------------------------------------------------------
Dover Corp.
   6.65%, 6/1/2028                    $2,000    $   1,987
E.I. du Pont de Nemours & Co.
   6.50%, 1/15/2028                    2,000        1,951
Englehard Corp.
   6.95%, 6/1/2028                     2,000        1,801
Federal Express Corp.
   6.72%, 1/15/2022                    1,999        2,022
Fluor Corp.
   6.95%, 3/1/2007                     1,500        1,530
Georgia-Pacific Corp.
   9.625%, 3/15/2022                   1,000        1,123
International Business
   Machines Corp.
   7.00%, 10/30/2025                   2,000        2,076
Johnson Controls, Inc.
   7.125%, 7/15/2017                   1,200        1,213
KN Energy, Inc.
   7.25%, 3/1/2028                     2,000        2,044
Eli Lilly & Co.
   7.125%, 6/1/2025                    2,000        2,132
Lockheed Martin Corp.
   7.65%, 5/1/2016                     1,000        1,074
Mattel Inc.
   6.125%, 7/15/2005                   2,000        1,979
McDonald's Corp.
   6.375%, 1/8/2028                    1,000          972
   7.375%, 7/15/2033                   1,000        1,019
Merck & Co.
   6.40%, 3/1/2028                     2,000        1,974
Minnesota Mining &
   Manufacturing Corp.
   6.375%, 2/15/2028                   2,000        1,942
Norfolk Southern Corp.
   7.70%, 5/15/2017                    1,500        1,644
J.C. Penney Co., Inc.
   7.95%, 4/1/2017                       675          702
Procter & Gamble Co. ESOP
   9.36%, 1/1/2021                     1,000        1,273
Raytheon Co.
   7.20%, 8/15/2027                    1,500        1,548
Sears, Roebuck & Co.
   9.375%, 11/1/2011                   1,000        1,225
Stanford Univ.
   7.65%, 6/15/2026                    1,000        1,136
TRW, Inc.
   9.375%, 4/15/2021                   1,000        1,198
Tosco Corp.
   7.80%, 1/1/2027                     1,500        1,548
Tyco International Group
   7.00%, 6/15/2028                    2,000        1,990
USA Waste Services Inc.
   7.00%, 7/15/2028                    2,000        1,987
Ultramar Diamond Shamrock
   7.20%, 10/15/2017                   2,000        1,976
United Technologies Corp.
   8.75%, 3/1/2021                     1,000        1,234
Wal-Mart Stores, Inc.
   7.25%, 6/1/2013                     1,000        1,103
Weyerhaeuser Co.
   6.95%, 8/1/2017                     1,500        1,501
                                                ----------
                                                   69,158
                                                ----------
UTILITIES (7.1%)
AT&T Corp.
   6.50%, 3/15/2029                    2,000        1,959
   7.75%, 3/1/2007                     1,000        1,108
Ameritech Capital Funding
   6.875%, 10/15/2027                  2,000        2,052
Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                    1,000          988
Baltimore Gas & Electric Co.
   5.50%, 4/15/2004                    1,000          988
BellSouth Telecommunications
   7.50%, 6/15/2033                    1,000        1,030
Central Illinois Public Service
   6.125%, 12/15/2028                  1,000          930
Central Power & Light Co.
   6.625%, 7/1/2005                    1,000        1,034
Cincinnati Bell, Inc.
   6.30%, 12/1/2028                    2,000        1,892
Duke Energy Corp.
   6.00%, 12/1/2028                    1,000          913
   7.00%, 7/1/2033                     1,000          954
El Paso Natural Gas Co.
   7.50%, 11/15/2026                   1,500        1,581
Florida Power & Light Co.
   7.00%, 9/1/2025                     2,000        1,960
Florida Power Corp.
   6.75%, 2/1/2028                     1,790        1,779
   6.875%, 2/1/2008                    1,850        1,953
GTE Southwest, Inc.
   6.00%, 1/15/2006                    1,000          996
Illinois Bell Telephone Co.
   6.625%, 2/1/2025                    1,000          942
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                    1,000        1,085
National Rural Utilities
   5.75%, 12/1/2008                    2,000        1,951
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                     1,000        1,149
New York Telephone Co.
   7.25%, 2/15/2024                    1,000        1,009
Northern Natural Gas Co.
(1) 6.75%, 9/15/2008                   2,000        2,042
Pacific Bell
   7.125%, 3/15/2026                   1,000        1,053
PacifiCorp
   6.625%, 6/1/2007                    1,000        1,026
Sprint Capital Corp.
   6.125%, 11/15/2008                  2,000        1,966
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                     1,500        1,581
U S WEST Communications Group
   6.875%, 9/15/2033                   1,000          956
Union Electric Co.
   7.375%, 12/15/2004                  1,000        1,068

----------------------------------------------------------------
                                              FACE        MARKET
                                            AMOUNT        VALUE*
BALANCED PORTFOLIO                           (000)         (000)
----------------------------------------------------------------
Washington Gas Light Co.
  6.15%, 1/26/2026                          $1,500    $    1,523
Wisconsin Electric Power Co.
  7.70%, 12/15/2027                          1,000         1,015
WorldCom Inc.
  6.40%, 8/15/2005                           2,000         2,022
                                                      ----------
                                                          42,505
----------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $157,036)                                        160,762
----------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(2.1%)
----------------------------------------------------------------
Banque Nationale de Paris-NY
  7.20%, 1/15/2007                           1,500         1,566
Banque Paribas NY
  6.95%, 7/22/2013                           2,000         2,000
Husky Oil Ltd.
  7.55%, 11/15/2016                          1,000           925
KFW International Finance, Inc.
  7.20%, 3/15/2014                           2,000         2,183
Metropolitano de Lisboa
(1)  7.42%, 10/15/2016                       1,000         1,066
Petro-Canada
  7.875%, 6/15/2026                          1,000         1,023
Southern Investments UK PLC
  6.80%, 12/1/2006                           1,500         1,527
Toronto Dominion Bank-NY
  6.45%, 1/15/2009                           1,000         1,004
Zeneca Wilmington Inc.
  7.00%, 11/15/2023                          1,000         1,040
----------------------------------------------------------------
TOTAL FOREIGN BONDS
  (Cost $11,832)                                          12,334
----------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.1%)
----------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.8%)
U.S. Treasury Bonds
  7.25%, 5/15/2016                           4,500         5,172
  7.50%, 11/15/2016                          3,000         3,533
U.S. Treasury Notes
  5.625%, 5/15/2008                          3,000         3,053
  6.50%, 8/15/2005                           6,400         6,785
  6.625%, 5/15/2007                          4,000         4,310
                                                      ----------
                                                          22,853
                                                      ----------
AGENCY BONDS & NOTES (0.5%)
Federal Home Loan Bank
  5.24%, 12/18/2008                          2,000         1,895
  7.66%, 7/20/2004                           1,000         1,091
                                                      ----------
                                                           2,986
                                                      ----------
MORTGAGED-BACKED SECURITY (0.8%)
Government National Mortgage Assn.
(3)  6.00%, 12/15/2028                       5,033         4,892
                                                      ----------
----------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $28,882)                                          30,731
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.1%)
----------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.94%, 4/1/1999                            2,085         2,085
  4.97%, 4/1/1999--Note G                    4,346         4,346
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $6,431)                                            6,431
----------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $484,514)                                        601,295
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
----------------------------------------------------------------
Other Assets--Note C                                       6,131
Liabilities--Note G                                       (7,793)
                                                      ----------
                                                          (1,662)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 35,076,950 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                    $599,633
================================================================

NET ASSET VALUE PER SHARE                                 $17.09
================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the aggregate value of these securities was $13,635,000, representing 2.3% of net assets.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

-----------------------------------------------------------------
AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
                                            AMOUNT           PER
                                             (000)         SHARE
-----------------------------------------------------------------
Paid in Capital                            $461,655        $13.16
Undistributed Net
  Investment Income                          10,220           .29
Accumulated Net Realized Gains               10,977           .31
Unrealized Appreciation--Note F             116,781          3.33
-----------------------------------------------------------------
NET ASSETS                                 $599,633        $17.09
=================================================================

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INCOME PORTFOLIO                      SHARES        (000)
----------------------------------------------------------------
COMMON STOCKS (99.0%)
----------------------------------------------------------------
AUTO & TRANSPORTATION (2.8%)
  Ford Motor Co.                            60,600    $    3,439
  Union Pacific Corp.                       49,000         2,618
  Genuine Parts Co.                         83,150         2,396
  Norfolk Southern Corp.                    73,600         1,941
  CSX Corp.                                 41,500         1,616
                                                      ----------
                                                          12,010
                                                      ----------
CONSUMER DISCRETIONARY (5.2%)
  May Department Stores Co.                131,800         5,157
  J.C. Penney Co., Inc.                    101,900         4,127
  Fortune Brands, Inc.                      67,900         2,627
  Eastman Kodak Co.                         38,600         2,466
  The McGraw-Hill Cos., Inc.                43,600         2,376
  Kimberly-Clark Corp.                      45,700         2,191
  Whirlpool Corp.                           23,100         1,256
  Newell Rubbermaid, Inc.                   24,800         1,178
  Avon Products, Inc.                       14,700           692
  Sears, Roebuck & Co.                       5,300           240
                                                      ----------
                                                          22,310
                                                      ----------
CONSUMER STAPLES (8.6%)
  Philip Morris Cos., Inc.                 236,300         8,315
  Anheuser-Busch Cos., Inc.                 66,400         5,059
  General Mills, Inc.                       45,300         3,423
  H.J. Heinz Co.                            66,250         3,139
  The Quaker Oats Co.                       47,100         2,947
  Kellogg Co.                               79,700         2,695
  The Clorox Co.                            22,400         2,625
  Sara Lee Corp.                            66,600         1,648
  Campbell Soup Co.                         37,600         1,530
  UST, Inc.                                 55,400         1,447
  International Flavors &
   Fragrances, Inc.                         38,000         1,427
  Gallaher Group PLC ADR                    44,700         1,050
  Hershey Foods Corp.                       11,400           638
  Bestfoods                                 11,900           559
  Rite Aid Corp.                             8,900           223
                                                      ----------
                                                          36,725
                                                      ----------
FINANCIAL SERVICES (19.2%)
  BankAmerica Corp.                        126,150         8,909
  Bank One Corp.                           158,840         8,746
  First Union Corp.                        144,876         7,742
  J.P. Morgan & Co., Inc.                   39,300         4,849
  Marsh & McLennan Cos., Inc.               65,350         4,848
  Lincoln National Corp.                    45,900         4,538
  Washington Mutual, Inc.                   99,280         4,058
  PNC Bank Corp.                            69,500         3,862
  Bankers Trust Corp.                       40,400         3,565
  American General Corp.                    50,200         3,539
  Mellon Bank Corp.                         45,800         3,223
  Fleet Financial Group, Inc.               83,000         3,123
  Wachovia Corp.                            37,200         3,020
  SAFECO Corp.                              68,400         2,766
  KeyCorp                                   83,300         2,525
  St. Paul Cos., Inc.                       76,300         2,370
  Merrill Lynch & Co., Inc.                 26,400         2,335
  The Chase Manhattan Corp.                 28,100         2,285
  U.S. Bancorp                              60,954         2,076
  Dun & Bradstreet Corp.                    47,900         1,706
  The Chubb Corp.                           24,000         1,406
  Wells Fargo Co.                           22,900           803
                                                      ----------
                                                          82,294
                                                      ----------
HEALTH CARE (13.9%)
  Bristol-Myers Squibb Co.                 210,000        13,506
  American Home Products Corp.             200,300        13,070
  Pharmacia & Upjohn, Inc.                 185,450        11,567
  Merck & Co., Inc.                         96,400         7,730
  Glaxo Wellcome PLC ADR                   108,200         7,243
  Eli Lilly & Co.                           46,200         3,921
  Baxter International, Inc.                40,700         2,686
                                                      ----------
                                                          59,723
                                                      ----------
INTEGRATED OILS (16.8%)
  Exxon Corp.                              167,800        11,840
  Mobil Corp.                              130,500        11,484
  BP Amoco PLC ADR                         110,564        11,160
  Chevron Corp.                            122,000        10,789
  Texaco Inc.                              138,200         7,843
  Atlantic Richfield Co.                   107,300         7,833
  Royal Dutch Petroleum Co. ADR            112,000         5,824
  Phillips Petroleum Co.                    57,500         2,717
  USX-Marathon Group                        77,800         2,140
  Unocal Corp.                              11,900           438
                                                      ----------
                                                          72,068
                                                      ----------
OTHER ENERGY (0.7%)
  Schlumberger Ltd.                         25,200         1,517
  Baker Hughes, Inc.                        52,600         1,279
                                                      ----------
                                                           2,796
                                                      ----------
MATERIALS & PROCESSING (4.3%)
  Dow Chemical Co.                          68,400         6,374
  E.I. du Pont de Nemours & Co.             67,600         3,925
  Weyerhaeuser Co.                          53,500         2,969
  International Paper Co.                   56,700         2,392
  Union Camp Corp.                          25,200         1,692
  Potlatch Corp.                            28,000           950
                                                      ----------
                                                          18,302
                                                      ----------
PRODUCER DURABLES (2.3%)
  Pitney Bowes, Inc.                        51,900         3,309
  Emerson Electric Co.                      46,200         2,446
  Thomas & Betts Corp.                      36,700         1,379
  Caterpillar, Inc.                         20,400           937
  Honeywell, Inc.                           12,200           925
  The Boeing Co.                            16,800           573
  Deere & Co.                               13,200           510
                                                      ----------
                                                          10,079
                                                      ----------
UTILITIES (23.1%)
  Bell Atlantic Corp.                      264,584        13,676
  AT&T Corp.                               161,900        12,922
  Ameritech Corp.                          166,900         9,659
  GTE Corp.                                150,200         9,087
  U S WEST, Inc.                           131,000         7,213
  SBC Communications Inc.                  115,936         5,463
  BellSouth Corp.                          118,200         4,735
  Duke Energy Corp.                         65,300         3,567
  Consolidated Natural Gas Co.              72,100         3,510
  Southern Co.                             133,600         3,115
  Edison International                     137,000         3,048
  PacifiCorp                               174,600         3,012
  Texas Utilities Co.                       63,415         2,644

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INCOME PORTFOLIO                      SHARES        (000)
----------------------------------------------------------------
  Dominion Resources, Inc.                  47,000     $   1,736
  FPL Group, Inc.                           32,000         1,704
  Consolidated Edison Inc.                  35,100         1,590
  Allegheny Energy, Inc.                    50,200         1,481
  Central & South West Corp.                61,400         1,439
  Baltimore Gas & Electric Co.              55,700         1,413
  Ameren Corp.                              38,600         1,397
  Northern States Power Co.                 59,400         1,377
  Wisconsin Energy Corp.                    47,200         1,233
  TECO Energy, Inc.                         56,000         1,113
  SCANA Corp.                               42,700           926
  Public Service Enterprise
   Group, Inc.                              23,500           897
  NICOR, Inc.                               22,600           812
  Sempra Energy                             26,882           516
                                                       ---------
                                                          99,285
                                                       ---------
OTHER (2.1%)
  Minnesota Mining &
  Manufacturing Co.                         71,900         5,087
  General Electric Co.                      35,600         3,938
                                                       ---------
                                                           9,025
                                                       ---------
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $292,580)                                        424,617
----------------------------------------------------------------
----------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
----------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.94%, 4/1/1999
  (COST $3,899)                             $3,899         3,899
----------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (COST $296,479)                                        428,516
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
----------------------------------------------------------------
Other Assets--Note C                                       1,499
Liabilities                                               (1,099)
                                                       ---------
                                                             400
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 20,245,619 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                    $428,916
================================================================

NET ASSET VALUE PER SHARE                                 $21.19
================================================================

*See Note A in Notes to Financial Statements.
ADR--American Depositary Receipt.


----------------------------------------------------------------
                                             AMOUNT          PER
                                              (000)        SHARE
----------------------------------------------------------------
AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
Paid in Capital                            $290,276       $14.34
Undistributed Net
  Investment Income                           5,024          .25
Accumulated Net Realized Gains                1,579          .08
Unrealized Appreciation--Note F             132,037         6.52
----------------------------------------------------------------
NET ASSETS                                 $428,916       $21.19
================================================================

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
DIVERSIFIED VALUE PORTFOLIO                 SHARES         (000)
----------------------------------------------------------------
COMMON STOCKS (94.3%)
----------------------------------------------------------------
AUTO & TRANSPORTATION (3.4%)
  Ford Motor Co.                             6,000     $     340
  General Motors Corp.                       2,300           200
                                                       ---------
                                                             540
                                                       ---------
CONSUMER DISCRETIONARY (10.6%)
  Waste Management, Inc.                    10,800           479
- Kmart Corp.                               27,800           467
  Service Corp. International               24,000           342
  Sears, Roebuck & Co.                       4,700           212
  J.C. Penney Co., Inc.                      4,100           166
                                                       ---------
                                                           1,666
                                                       ---------
CONSUMER STAPLES (5.8%)
  Anheuser-Busch Cos., Inc.                  6,000           457
  Philip Morris Cos., Inc.                   7,200           253
  Imperial Tobacco Group ADR                10,000           202
                                                       ---------
                                                             912
                                                       ---------
FINANCIAL SERVICES (29.0%)
  BANKS--NEW YORK CITY (6.4%)
  The Chase Manhattan Corp.                  6,800           553
  Bankers Trust Corp.                        5,200           459

  BANKS--OUTSIDE NEW YORK CITY (10.7%)
  First Union Corp.                          9,500           508
  BankAmerica Corp.                          6,400           452
  Bank One Corp.                             8,000           441
  PNC Bank Corp.                             5,000           278

  DIVERSIFIED FINANCIAL SERVICES (3.9%)
  Citigroup, Inc.                            7,000           447
  American Express Co.                       1,400           165

  INSURANCE--MULTI-LINE (5.1%)
  Allstate Corp.                            12,600           467
  Aon Corp.                                  5,200           329

  SAVINGS & LOAN (2.9%)
  Washington Mutual, Inc.                   11,000           450
                                                       ---------
                                                           4,549
                                                       ---------
INTEGRATED OIL (2.3%)
  Phillips Petroleum Co.                     7,600           359
                                                       ---------
OTHER ENERGY (9.4%)
  Williams Cos., Inc.                       12,000           474
  Halliburton Co.                            8,500           327
  Occidental Petroleum Corp.                14,300           257
  Schlumberger Ltd.                          3,800           229
  Baker Hughes, Inc.                         7,900           192
                                                       ---------
                                                           1,479
                                                       ---------
MATERIALS & PROCESSING (5.2%)
  Fort James Corp.                          12,200           387
  Millennium Chemicals, Inc.                 8,800           175
  Hanson PLC ADR                             3,600           158
  Witco Chemical Corp.                       8,000           102
                                                       ---------
                                                             822
                                                       ---------
PRODUCER DURABLES (5.8%)
  Honeywell, Inc.                            7,000           531
  Xerox Corp.                                7,200           384
                                                       ---------
                                                             915
                                                       ---------
UTILITIES (14.3%)
  U S WEST, Inc.                             9,600           529
  Reliant Energy, Inc.                      10,900           284
  SBC Communications Inc.                    5,500           259
  FirstEnergy Corp.                          9,000           251
  Entergy Corp.                              9,000           248
  GTE Corp.                                  3,800           230
  American Electric Power Co., Inc.          5,300           210
  Central & South West Corp.                 7,200           169
  Public Service Enterprise
   Group, Inc.                               1,800            69
                                                       ---------
                                                           2,249
                                                       ---------
OTHER (8.5%)
  Raytheon Co. Class B                       7,400           434
  Allied Signal Inc.                         7,000           344
  ITT Industries, Inc.                       7,900           279
  Tenneco, Inc.                              9,900           277
                                                       ---------
                                                           1,334
                                                       ---------
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $14,649)                                          14,825
----------------------------------------------------------------
----------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.0%)
----------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.94%, 4/1/1999
  (COST $945)                                 $945           945
----------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $15,594)                                          15,770
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
----------------------------------------------------------------
Other Assets                                                 213
Liabilities                                                 (259)
                                                       ---------
                                                             (46)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 1,535,180 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                     $15,724
================================================================

NET ASSET VALUE PER SHARE                                 $10.24
================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.

----------------------------------------------------------------
AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                             AMOUNT          PER
                                              (000)        SHARE
----------------------------------------------------------------
Paid in Capital                             $15,503       $10.10
Undistributed Net
  Investment Income                              45          .03
Accumulated Net Realized Gains                   --           --
Unrealized Appreciation--Note F                 176          .11
----------------------------------------------------------------
NET ASSETS                                  $15,724       $10.24
================================================================

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INDEX PORTFOLIO                      SHARES         (000)
----------------------------------------------------------------
COMMON STOCKS (99.1%)(1)
----------------------------------------------------------------
- Microsoft Corp.                          600,400     $  53,811
  General Electric Co.                     389,736        43,115
  Wal-Mart Stores, Inc.                    266,242        24,544
  Intel Corp.                              198,228        23,564
  Merck & Co., Inc.                        283,356        22,722
  Pfizer, Inc.                             154,436        21,428
- Cisco Systems, Inc.                      187,783        20,574
  Exxon Corp.                              289,130        20,402
  AT&T Corp.                               249,562        19,918
  International Business
   Machines Corp.                          110,332        19,556
- MCI WorldCom, Inc.                       218,057        19,312
  The Coca-Cola Co.                        293,162        17,993
- America Online, Inc.                     122,190        17,840
  American International
   Group, Inc.                             146,094        17,623
  Citigroup, Inc.                          268,584        17,156
  Lucent Technologies, Inc.                157,242        16,943
  Procter & Gamble Co.                     157,944        15,469
  Bristol-Myers Squibb Co.                 236,400        15,204
  Johnson & Johnson                        159,954        14,986
  BankAmerica Corp.                        205,913        14,543
  Royal Dutch Petroleum
   Co. ADR                                 254,780        13,249
- Dell Computer Corp.                      302,600        12,369
  Eli Lilly & Co.                          130,804        11,102
  SBC Communications Inc.                  232,380        10,951
  Home Depot, Inc.                         175,390        10,918
  Time Warner, Inc.                        145,802        10,361
  American Home Products Corp.             156,800        10,231
  Philip Morris Cos., Inc.                 289,269        10,179
  Schering-Plough Corp.                    174,788         9,668
  Bell Atlantic Corp.                      184,682         9,546
  BellSouth Corp.                          232,008         9,295
  Fannie Mae                               123,396         8,545
  Abbott Laboratories                      180,256         8,438
  Hewlett-Packard Co.                      122,148         8,283
  The Chase Manhattan Corp.                100,474         8,170
  Ford Motor Co.                           143,958         8,170
  Mobil Corp.                               92,798         8,166
  Gillette Co.                             132,056         7,849
  E.I. du Pont de Nemours & Co.            133,740         7,765
  Bank One Corp.                           139,668         7,691
  The Walt Disney Co.                      244,630         7,614
- EMC Corp.                                 59,600         7,614
  Ameritech Corp.                          130,772         7,569
  McDonald's Corp.                         161,086         7,299
  GTE Corp.                                114,835         6,948
  Morgan Stanley Dean
   Witter & Co.                             68,809         6,877
  Chevron Corp.                             77,630         6,866
  Wells Fargo Co.                          195,340         6,849
  PepsiCo, Inc.                            174,604         6,842
  General Motors Corp.                      77,882         6,766
- AirTouch Communications, Inc.             68,116         6,582
  Warner-Lambert Co.                        97,762         6,471
  Compaq Computer Corp.                    200,190         6,344
  American Express Co.                      53,757         6,317
  First Union Corp.                        117,864         6,298
- Sun Microsystems, Inc.                    45,800         5,722
  Tyco International Ltd.                   77,514         5,562
  Motorola, Inc.                            71,356         5,227
  Sprint Corp.                              53,213         5,222
  Unilever NV ADR                           75,956         5,046
  Medtronic, Inc.                           69,327         4,974
  Northern Telecom Ltd.                     78,956         4,905
  Freddie Mac                               80,956         4,625
  Texas Instruments, Inc.                   46,322         4,598
  The Gap, Inc.                             68,253         4,594
- MediaOne Group, Inc.                      72,029         4,574
  Charles Schwab Corp.                      47,550         4,571
- Oracle Corp.                             172,931         4,561
- Amgen, Inc.                               60,798         4,552
  Anheuser-Busch Cos., Inc.                 56,770         4,325
  Xerox Corp.                               78,094         4,168
  The Boeing Co.                           118,693         4,050
  Associates First Capital Corp.            86,656         3,900
  Schlumberger Ltd.                         64,726         3,896
  Pharmacia & Upjohn, Inc.                  60,289         3,761
  Merrill Lynch & Co., Inc.                 42,100         3,723
  United Technologies Corp.                 26,824         3,633
  Allstate Corp.                            97,616         3,618
  Texaco Inc.                               63,600         3,609
  Carnival Corp.                            73,000         3,545
  Dayton Hudson Corp.                       52,316         3,486
- CBS Corp.                                 83,700         3,426
  Monsanto Co.                              74,305         3,413
- Viacom Inc. Class B                       40,267         3,380
  Minnesota Mining &
   Manufacturing Co.                        47,709         3,375
  Walgreen Co.                             118,612         3,351
  U S WEST, Inc.                            59,804         3,293
  AlliedSignal Inc.                         66,312         3,262
  The Bank of New York Co., Inc.            90,596         3,256
  Colgate-Palmolive Co.                     34,818         3,203
  Waste Management, Inc.                    70,861         3,144
  Kimberly-Clark Corp.                      64,288         3,082
  Automatic Data Processing, Inc.           73,272         3,032
- Safeway, Inc.                             57,700         2,961
  U.S. Bancorp                              86,742         2,955
  Washington Mutual, Inc.                   70,527         2,883
  Electronic Data Systems Corp.             58,400         2,843
  Atlantic Richfield Co.                    38,738         2,828
  Emerson Electric Co.                      52,380         2,773
- Applied Materials, Inc.                   43,744         2,698
  Sara Lee Corp.                           107,908         2,671
  Household International, Inc.             57,260         2,612
  National City Corp.                       39,178         2,600
  J.P. Morgan & Co., Inc.                   20,843         2,572
  Fleet Financial Group, Inc.               67,640         2,545
  Enron Corp.                               39,259         2,522
  Lowe's Cos., Inc.                         41,270         2,497
  Eastman Kodak Co.                         38,506         2,460
  Dow Chemical Co.                          26,277         2,449
  Firstar Corp.                             27,300         2,443
  Duke Energy Corp.                         43,373         2,369
- Costco Cos., Inc.                         25,818         2,364
  The Seagram Co. Ltd.                      47,219         2,361
  SunTrust Banks, Inc.                      37,918         2,360
- Sprint PCS                                52,106         2,309

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                            SHARES         (000)
----------------------------------------------------------------
  Computer Associates
    International, Inc.                     64,691    $    2,301
  MBNA Corp.                                95,110         2,271
  Marsh & Mclennan Cos., Inc.               30,485         2,262
  First Data Corp.                          52,664         2,251
- Tellabs, Inc.                             22,996         2,248
  Baxter International, Inc.                33,921         2,239
  CVS Corp.                                 46,104         2,190
  Mellon Bank Corp.                         30,960         2,179
  McKesson HBOC, Inc.                       32,803         2,165
  Guidant Corp.                             35,700         2,160
- Ascend Communications, Inc.               25,725         2,153
  Campbell Soup Co.                         52,874         2,151
  Cardinal Health, Inc.                     32,181         2,124
  American General Corp.                    30,011         2,116
  Gannett Co., Inc.                         33,392         2,104
- Clear Channel
   Communications, Inc.                     31,300         2,099
  Fifth Third Bancorp                       31,700         2,090
  Pitney Bowes, Inc.                        32,354         2,063
  Sears, Roebuck & Co.                      45,607         2,061
  CIGNA Corp.                               24,567         2,059
  H.J. Heinz Co.                            43,111         2,042
  ALLTEL Corp.                              32,596         2,033
  Halliburton Co.                           52,291         2,013
  Williams Cos., Inc.                       50,829         2,008
  PNC Bank Corp.                            35,757         1,987
  Caterpillar, Inc.                         42,566         1,955
  Wachovia Corp.                            24,049         1,952
  NIKE, Inc. Class B                        33,580         1,937
  Raytheon Co. Class B                      32,960         1,932
  Southern Co.                              82,325         1,919
- Boston Scientific Corp.                   46,684         1,894
  Providian Financial Corp.                 16,912         1,860
  Illinois Tool Works, Inc.                 29,616         1,832
  Burlington Northern
   Santa Fe Corp.                           55,598         1,828
  Comcast Corp. Class A Special             28,929         1,821
- The Kroger Co.                            30,402         1,820
- Staples, Inc.                             54,800         1,802
  Alcoa Inc.                                43,586         1,795
  Lockheed Martin Corp.                     46,496         1,752
  May Department Stores Co.                 42,204         1,651
  Corning, Inc.                             27,348         1,641
  The Clorox Co.                            13,913         1,630
  KeyCorp                                   53,616         1,625
  Kellogg Co.                               47,958         1,622
- FDX Corp.                                 17,444         1,619
- Cendant Corp.                            102,772         1,619
  Omnicom Group Inc.                        20,000         1,599
  Bestfoods                                 33,898         1,593
  Albertson's, Inc.                         29,199         1,586
  Newell Rubbermaid, Inc.                   33,375         1,585
  The Hartford Financial
   Services Group Inc.                      27,676         1,572
  Union Pacific Corp.                       29,398         1,571
  State Street Corp.                        18,900         1,553
  International Paper Co.                   36,574         1,543
  BankBoston Corp.                          35,152         1,523
  ConAgra, Inc.                             58,002         1,483
  Textron, Inc.                             19,120         1,479
  Avon Products, Inc.                       31,288         1,472
- Solectron Corp.                           29,800         1,447
  Columbia/HCA Healthcare Corp.             75,957         1,438
  Coca-Cola Enterprises, Inc.               47,400         1,434
  Phillips Petroleum Co.                    30,209         1,427
- Micron Technology, Inc.                   29,397         1,418
  PG&E Corp.                                45,205         1,404
  Aetna Inc.                                16,875         1,401
  AMP, Inc.                                 26,079         1,400
  Texas Utilities Co.                       33,274         1,387
  General Mills, Inc.                       18,267         1,380
  BB&T Corp.                                36,890         1,335
  Weyerhaeuser Co.                          23,802         1,321
- Kohl's Corp.                              18,600         1,318
  TJX Cos., Inc.                            38,444         1,307
  Interpublic Group of Cos., Inc.           16,449         1,281
- Gateway 2000, Inc.                        18,600         1,275
  The McGraw-Hill Cos., Inc.                23,368         1,274
- AMR Corp.                                 21,686         1,270
  Aon Corp.                                 20,000         1,265
  J.C. Penney Co., Inc.                     31,156         1,262
- NEXTEL Communications, Inc.               34,400         1,260
- Tricon Global Restaurants, Inc.           17,930         1,260
  Consolidated Edison Inc.                  27,455         1,244
  IMS Health, Inc.                          37,468         1,241
  Progressive Corp. of Ohio                  8,600         1,234
  Wrigley, (Wm.) Jr. Co.                    13,629         1,233
  PECO Energy Corp.                         26,585         1,230
  Southwest Airlines Co.                    39,523         1,196
  Norfolk Southern Corp.                    45,089         1,189
  Lincoln National Corp.                    11,987         1,185
  Delta Air Lines, Inc.                     16,942         1,177
  Northern Trust Corp.                      13,204         1,173
  Conseco Inc.                              37,938         1,171
  Capital One Financial Corp.                7,700         1,163
  United Healthcare Corp.                   21,988         1,157
  Comerica, Inc.                            18,350         1,146
  Masco Corp.                               40,358         1,140
  The Chubb Corp.                           19,418         1,137
  Becton, Dickinson & Co.                   29,620         1,135
  FPL Group, Inc.                           21,246         1,131
  Honeywell, Inc.                           14,816         1,123
  Deere & Co.                               28,238         1,091
- Fred Meyer Inc.                           18,400         1,083
  PPG Industries, Inc.                      20,925         1,072
  Frontier Corp.                            20,600         1,069
  American Stores Co.                       32,360         1,068
  Pioneer Hi-Bred
   International, Inc.                      28,341         1,066
  The Limited, Inc.                         26,886         1,065
  Unocal Corp.                              28,899         1,064
- Novell, Inc.                              42,045         1,059
  Sysco Corp.                               40,080         1,055
  Transamerica Corp.                        14,676         1,042
- Computer Sciences Corp.                   18,864         1,041
- Compuware Corp.                           43,600         1,041
  Ralston-Ralston Purina Group              38,892         1,038
  Archer-Daniels-Midland Co.                70,467         1,035
  Public Service Enterprise
   Group, Inc.                              26,768         1,022
  The Quaker Oats Co.                       16,259         1,017

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INDEX PORTFOLIO                      SHARES         (000)
----------------------------------------------------------------
  Loews Corp.                               13,600    $    1,015
  CSX Corp.                                 25,708         1,001
- 3Com Corp.                                42,800           998
- BMC Software, Inc.                        26,883           996
  Marriott International, Inc. Class A      29,606           996
- Federated Department Stores, Inc.         24,800           995
  USX-Marathon Group                        36,119           993
  Bankers Trust Corp.                       11,228           991
  Rockwell International Corp.              23,109           981
  General Dynamics Corp.                    15,160           974
- Kmart Corp.                               57,753           971
  Ingersoll-Rand Co.                        19,300           958
  RJR Nabisco Holdings Corp.                38,200           955
  Circuit City Stores, Inc.                 12,312           943
  Baker Hughes, Inc.                        38,726           942
  Hershey Foods Corp.                       16,790           940
  Air Products & Chemicals, Inc.            27,406           939
  Unicom Corp.                              25,554           934
  Edison International                      41,894           932
  Tribune Co.                               14,202           929
  The Goodyear Tire & Rubber Co.            18,649           929
  Paychex, Inc.                             19,400           920
  Comcast Corp. Class A                     14,931           918
  Regions Financial Corp.                   26,000           900
  Reliant Energy, Inc.                      34,386           896
  American Electric Power Co., Inc.         22,400           889
  Mercantile Bancorp, Inc.                  18,615           884
  Dover Corp.                               26,760           880
  St. Paul Cos., Inc.                       28,196           876
- Seagate Technology                        28,900           854
- Unisys Corp.                              30,805           853
  Mattel, Inc.                              34,222           851
  Jefferson-Pilot Corp.                     12,558           851
  Dominion Resources, Inc.                  22,896           846
  Lehman Brothers Holdings, Inc.            14,100           842
  Coastal Corp.                             25,526           842
- AES Corp.                                 22,400           834
  Franklin Resources Corp.                  29,600           833
  Georgia Pacific Group                     11,182           830
  Burlington Resources, Inc.                20,711           827
  Danaher Corp.                             15,700           820
  Fort James Corp.                          25,841           819
  SLM Holding Corp.                         19,400           810
  Summit Bancorp                            20,600           803
  Rite Aid Corp.                            32,104           803
  Entergy Corp.                             28,950           796
  Browning-Ferris Industries, Inc.          20,329           784
  Avery Dennison Corp.                      13,610           783
  FirstEnergy Corp.                         27,773           776
  Fortune Brands, Inc.                      20,039           775
  UNUM Corp.                                16,294           775
  Huntington Bancshares Inc.                25,008           774
  SouthTrust Corp.                          20,000           746
  Tandy Corp.                               11,694           746
  Barrick Gold Corp.                        43,601           744
  Nordstrom, Inc.                           18,186           743
  Occidental Petroleum Corp.                41,069           739
  Dana Corp.                                19,426           738
  Dollar General Corp.                      21,600           734
  Union Carbide Corp.                       16,218           733
  Cincinnati Financial Corp.                20,000           729
  Union Planters Corp.                      16,300           716
- Tenet Healthcare Corp.                    37,097           703
  Dun & Bradstreet Corp.                    19,534           696
  MBIA, Inc.                                11,900           690
  VF Corp.                                  14,560           687
  Alcan Aluminium Ltd.                      26,512           684
  Carolina Power & Light Co.                17,953           679
  SAFECO Corp.                              16,780           679
  Allergan, Inc.                             7,718           678
  Hasbro, Inc.                              23,300           674
  Winn-Dixie Stores, Inc.                   18,026           674
  Rohm & Haas Co.                           19,989           671
  DTE Energy Co.                            17,386           668
  Century Telephone Enterprises, Inc.        9,500           667
  Praxair, Inc.                             18,421           664
  Golden West Financial Corp.                6,926           661
  Maytag Corp.                              10,778           651
- Parametric Technology Corp.               32,900           650
  Synovus Financial Corp.                   31,750           649
  TRW, Inc.                                 14,186           645
  Johnson Controls, Inc.                    10,236           638
  AmSouth Bancorp                           14,000           637
- Ceridian Corp.                            17,080           624
  Genuine Parts Co.                         21,269           613
  Equifax, Inc.                             17,800           612
  PacifiCorp                                35,372           610
  Bear Stearns Co., Inc.                    13,650           610
  New York Times Co. Class A                21,364           609
- General Instrument Corp.                  19,900           603
  Eaton Corp.                                8,400           601
- LSI Logic Corp.                           19,200           599
  Central & South West Corp.                25,426           596
  Ameren Corp.                              16,455           595
  H & R Block, Inc.                         12,468           591
- Apple Computer, Inc.                      16,246           584
  Black & Decker Corp.                      10,512           583
  Republic New York Corp.                   12,556           579
- Toys R Us, Inc.                           30,518           574
  Perkin-Elmer Corp.                         5,908           573
  GPU, Inc.                                 15,292           571
  Sherwin-Williams Co.                      20,124           566
- AutoZone Inc.                             18,600           565
  UST, Inc.                                 21,593           564
  Biomet, Inc.                              13,419           563
  Union Camp Corp.                           8,375           562
  Tenneco, Inc.                             19,961           558
  Provident Cos., Inc.                      16,100           556
  Sempra Energy                             28,914           555
  Cooper Industries, Inc.                   12,784           545
- US Airways Group, Inc.                    11,101           542
  Consolidated Natural Gas Co.              11,088           540
  Amerada Hess Corp.                        10,678           537
  Anadarko Petroleum Corp.                  14,100           532
  Ecolab, Inc.                              14,926           530
  Columbia Energy Group                     10,109           528
  Torchmark Corp.                           16,694           528
  Cinergy Corp.                             19,173           527
  The Times Mirror Co. Class A               9,738           526
  Morton International, Inc.                14,291           525
- KLA-Tencor Corp.                          10,800           524
  Dow Jones & Co., Inc.                     11,031           521

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                            SHARES         (000)
----------------------------------------------------------------
  R.R. Donnelley & Sons Co.                 16,127    $      519
- HEALTHSOUTH Corp.                         48,927           508
  Whirlpool Corp.                            9,290           505
- Sealed Air Corp.                          10,145           499
  Willamette Industries, Inc.               13,174           497
  Northrop Grumman Corp.                     8,162           489
  Countrywide Credit
   Industries, Inc.                         13,000           488
  Knight Ridder                              9,636           482
  W.W. Grainger, Inc.                       11,160           481
  Brown-Forman Corp. Class B                 8,299           478
  Adobe Systems, Inc.                        8,300           471
  Service Corp. International               32,724           466
  Champion International Corp.              11,204           460
  ITT Industries, Inc.                      12,988           459
- Mirage Resorts, Inc.                      21,600           459
  International Flavors &
   Fragrances, Inc.                         12,207           459
  PP&L Resources Inc.                       18,491           458
- Owens-Illinois, Inc.                      18,250           456
  MGIC Investment Corp.                     13,000           456
- ALZA Corp.                                11,809           452
  Nucor Corp.                               10,269           452
  Baltimore Gas & Electric Co.              17,751           450
  New Century Energies, Inc.                13,200           450
  Parker Hannifin Corp.                     13,042           447
  Hilton Hotels Corp.                       31,157           438
  Allegheny Teledyne Inc.                   22,932           434
  Bausch & Lomb, Inc.                        6,616           430
  Wendy's International, Inc.               14,941           425
  Northern States Power Co.                 18,008           418
  Crown Cork & Seal Co., Inc.               14,480           414
  Temple-Inland Inc.                         6,501           408
  Sunoco, Inc.                              11,105           400
- PeopleSoft, Inc.                          27,300           399
- Consolidated Stores, Inc.                 13,028           395
  Eastman Chemical Co.                       9,294           391
  Raytheon Co. Class A                       6,777           391
- Silicon Graphics, Inc.                    23,439           391
  Reynolds Metals Co.                        7,833           378
  PACCAR, Inc.                               9,160           377
  Sonat, Inc.                               12,566           377
  The Mead Corp.                            12,116           373
  Phelps Dodge Corp.                         7,374           363
  Ashland, Inc.                              8,826           361
  Harcourt General, Inc.                     8,085           358
  Darden Restaurants Inc.                   17,067           352
  Placer Dome, Inc.                         31,383           351
  Union Pacific Resources
   Group, Inc.                              29,316           348
  Sigma-Aldrich Corp.                       11,838           346
  Newmont Mining Corp.                      19,555           342
- Humana, Inc.                              19,600           338
  Kerr-McGee Corp.                          10,205           335
  Apache Corp.                              12,600           328
  Dillard's Inc.                            12,606           320
- Navistar International Corp.               7,835           315
  C.R. Bard, Inc.                            6,183           312
- HCR Manor Care, Inc.                      13,026           297
  The BFGoodrich Co.                         8,658           297
- Niagara Mohawk Holdings Inc.              22,062           296
  Hercules, Inc.                            11,578           292
  SuperValu Inc.                            14,076           290
  Engelhard Corp.                           16,733           283
  Inco Ltd.                                 21,107           281
- Harrah's Entertainment, Inc.              14,557           277
  Deluxe Corp.                               9,449           275
  Homestake Mining Co.                      30,767           265
  Harris Corp.                               9,220           264
- Advanced Micro Devices, Inc.              16,816           261
  The Stanley Works                         10,170           261
- Thermo Electron Corp.                     19,100           259
  Great Lakes Chemical Corp.                 6,925           254
  Westvaco Corp.                            11,940           251
  Thomas & Betts Corp.                       6,602           248
- King World Productions, Inc.               8,002           245
  USX-U.S. Steel Group                      10,378           244
- St. Jude Medical, Inc.                     9,988           243
  Fluor Corp.                                8,942           241
  Pall Corp.                                14,556           241
  Autodesk, Inc.                             5,960           241
  Louisiana-Pacific Corp.                   12,882           240
  Scientific-Atlanta, Inc.                   8,795           240
  Liz Claiborne, Inc.                        7,324           239
  Centex Corp.                               7,114           237
  Adolph Coors Co. Class B                   4,305           232
  Mallinckrodt, Inc.                         8,610           229
  Laidlaw, Inc.                             38,742           225
  Ryder System, Inc.                         8,115           224
  Brunswick Corp.                           11,702           223
  IKON Office Solutions, Inc.               17,238           221
  Boise Cascade Corp.                        6,836           220
  Raychem Corp.                              9,648           218
  NICOR, Inc.                                5,889           212
  Case Corp.                                 8,200           208
  American Greetings Corp. Class A           7,978           202
  Freeport-McMoRan Copper &
   Gold Inc. Class B                        18,600           202
  Nalco Chemical Co.                         7,569           201
  Armstrong World Industries Inc.            4,401           199
  Cummins Engine Co., Inc.                   5,499           196
- FMC Corp.                                  3,894           192
  Owens Corning                              5,953           189
- National Semiconductor Corp.              20,254           189
  Snap-On Inc.                               6,478           188
  Bemis Co., Inc.                            5,877           183
  Meredith Corp.                             5,822           183
  Crane Co.                                  7,498           181
  Ball Corp.                                 3,846           181
  Aeroquip-Vickers Inc.                      3,054           175
  National Service Industries, Inc.          4,963           169
  McDermott International, Inc.              6,671           169
- Cabletron Systems, Inc.                   20,386           167
  Kansas City Southern
   Industries, Inc.                          2,900           165
  Shared Medical Systems Corp.               2,923           163
  Tektronix, Inc.                            6,052           153
  Cooper Tire & Rubber Co.                   8,248           152
  Alberto-Culver Co. Class B                 6,202           145
  Helmerich & Payne, Inc.                    6,366           144
  Longs Drug Stores, Inc.                    4,520           138
  EG&G, Inc.                                 5,193           137

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INDEX PORTFOLIO                      SHARES         (000)
----------------------------------------------------------------
- Bethlehem Steel Corp.                     15,463    $      128
  Cyprus Amax Minerals Co.                  10,530           128
  Great Atlantic & Pacific
   Tea Co., Inc.                             4,206           126
- Rowan Cos., Inc.                           9,931           126
  Peoples Energy Corp.                       3,885           126
  Millipore Corp.                            5,165           125
  Worthington Industries, Inc.              10,586           124
  Briggs & Stratton Corp.                    2,491           123
  Tupperware Corp.                           6,829           123
  Kaufman & Broad Home Corp.                 5,265           119
- Andrew Corp.                               9,211           113
  The Timken Co.                             6,830           111
  Fleetwood Enterprises, Inc.                3,844           110
  Polaroid Corp.                             5,353           107
  Potlatch Corp.                             3,157           107
  Eastern Enterprises                        2,713            99
- Reebok International Ltd.                  6,186            98
  Pulte Corp.                                4,678            97
  Moore Corp. Ltd.                           9,730            96
  The Pep Boys
   (Manny, Moe & Jack)                       6,264            96
- W.R. Grace & Co.                           7,492            91
- Viacom Inc. Class A                        1,056            88
  Jostens Inc.                               3,912            83
- Fruit of The Loom Inc. Class A             7,658            79
  ONEOK, Inc.                                3,145            78
  Battle Mountain Gold Co. Class A          27,824            77
  ASARCO, Inc.                               5,325            73
  Russell Corp.                              3,514            71
  NACCO Industries, Inc. Class A               925            69
  Milacron Inc.                              3,870            61
- Data General Corp.                         5,587            57
  Springs Industries Inc. Class A            1,803            49
  Foster Wheeler Corp.                       3,893            47
  Harnischfeger Industries Inc.              5,019            29
  Freeport-McMoRan Copper &
   Gold, Inc. Class A                        1,600            16
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $678,900)                                      1,250,601
----------------------------------------------------------------
----------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.1%)(1)
----------------------------------------------------------------
U.S. TREASURY BILLS
(2)4.35%, 4/1/1999                          $  500           500
(2)4.41%, 4/29/1999                            200           199
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.94%, 4/1/1999                           13,678        13,678
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $14,377)                                          14,377
----------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (COST $693,277)                                      1,264,978
----------------------------------------------------------------
----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                                           (000)
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
----------------------------------------------------------------
Other Assets--Note C                                  $    2,738
Liabilities                                               (5,505)
                                                      ----------
                                                          (2,767)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 37,397,103 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                  $1,262,211
================================================================

NET ASSET VALUE PER SHARE                                 $33.75
================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
(1) The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2) Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

----------------------------------------------------------------
 AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                            AMOUNT           PER
                                             (000)         SHARE
----------------------------------------------------------------
Paid in Capital                        $   677,301        $18.11
Undistributed Net
  Investment Income                          6,439           .17
Accumulated Net Realized Gains               7,030           .19
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                    571,701         15.29
  Futures Contracts                           (260)         (.01)
----------------------------------------------------------------
NET ASSETS                              $1,262,211        $33.75
================================================================

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
MID-CAP INDEX PORTFOLIO                     SHARES         (000)
----------------------------------------------------------------
COMMON STOCKS (99.8%)
----------------------------------------------------------------
  AFLAC, Inc.                                4,730      $    257
- Best Buy Co., Inc.                         3,660           190
- QUALCOMM, Inc.                             1,270           158
- Office Depot, Inc.                         4,210           155
  Harley-Davidson, Inc.                      2,680           154
- Biogen, Inc.                               1,320           151
  Linear Technology Corp.                    2,760           141
- Maxim Integrated Products, Inc.            2,440           132
- Lexmark International Group,
   Inc. Class A                              1,120           125
- E*TRADE Group, Inc.                        2,100           122
  Cintas Corp.                               1,860           122
  Marshall & Ilsley Corp.                    1,970           109
- ADC Telecommunications, Inc.               2,290           109
  Kansas City Southern
   Industries, Inc.                          1,910           109
- Xilinx, Inc.                               2,680           109
- Intuit, Inc.                               1,050           107
- Cadence Design Systems, Inc.               3,890           100
- Altera Corp.                               1,670            99
  PaineWebber Group, Inc.                    2,480            99
- U.S. Filter Corp.                          3,100            95
- Starbucks Corp.                            3,360            94
  Zions Bancorp                              1,360            90
  First Tennessee National Corp.             2,410            88
  Charter One Financial                      3,050            88
- Bed Bath & Beyond, Inc.                    2,330            85
- NCR Corp.                                  1,680            84
  Tyson Foods, Inc.                          4,050            84
  Stryker Corp.                              1,660            84
- Analog Devices, Inc.                       2,810            84
- Abercrombie & Fitch Co.                      870            80
  Molex, Inc.                                2,720            80
- Forest Laboratories, Inc.                  1,400            79
- SunGard Data Systems, Inc.                 1,960            78
- Teradyne, Inc.                             1,430            78
- Fiserv, Inc.                               1,400            75
  Old Kent Financial Corp.                   1,760            74
  Montana Power Co.                          1,010            74
  El Paso Energy Corp.                       2,230            73
  T. Rowe Price                              2,120            73
- Watson Pharmaceuticals, Inc.               1,650            73
- Synopsys, Inc.                             1,340            72
  First Security Corp.                       3,680            71
  Vulcan Materials Co.                       1,710            71
- Siebel Systems, Inc.                       1,480            70
- Genzyme Corp.                              1,390            70
  CMS Energy Corp.                           1,740            70
  Sundstrand Corp.                           1,000            70
  Mylan Laboratories, Inc.                   2,520            69
  Reliastar Financial Corp.                  1,610            69
- Network Associates, Inc.                   2,230            68
  Washington Post Co. Class B                  130            68
  Leggett & Platt, Inc.                      3,370            67
- Comverse Technology, Inc.                    790            67
  Tosco Corp.                                2,690            67
  Family Dollar Stores, Inc.                 2,900            67
- Chiron Corp.                               2,970            65
- Saks Inc.                                  2,470            64
  KeySpan Energy Corp.                       2,550            64
  Green Point Financial Corp.                1,840            64
  Allegheny Energy, Inc.                     2,150            63
  AMBAC Financial Group Inc.                 1,170            63
  Florida Progress Corp.                     1,670            63
  NIPSCO Industries, Inc.                    2,300            62
- Quintiles Transnational Corp.              1,610            61
  Telephone & Data Systems, Inc.             1,070            60
- Concord EFS, Inc.                          2,180            60
  Dial Corp.                                 1,740            60
- Citrix Systems, Inc.                       1,540            59
  Energy East Corp.                          1,100            58
  Federal-Mogul Corp.                        1,340            58
  FINOVA Group, Inc.                         1,110            58
- Sepracor Inc.                                510            57
- Lear Corp.                                 1,340            57
  Transocean Offshore, Inc.                  1,910            55
- PacifiCare Health Systems,
   Inc. Class B                                800            55
  Cincinnati Bell, Inc.                      2,400            54
  A.G. Edwards & Sons, Inc.                  1,640            54
  Hubbell Inc. Class B                       1,330            53
- Robert Half International, Inc.            1,610            53
  Hillenbrand Industries, Inc.               1,140            53
- Promus Hotel Corp.                         1,440            52
  North Fork Bancorp, Inc.                   2,470            52
- Gulfstream Aerospace Corp.                 1,200            52
- Health Management Associates
   Class A                                   4,270            52
  Pinnacle West Capital Corp.                1,430            52
- Quantum Corp.                              2,860            51
  Wisconsin Energy Corp.                     1,970            51
  New England Electric System                1,060            51
- Electronic Arts Inc.                       1,070            51
  Viad Corp.                                 1,800            50
  Protective Life Corp.                      1,310            50
- Sterling Commerce, Inc.                    1,610            50
- Jones Apparel Group, Inc.                  1,760            49
- American Standard Cos., Inc.               1,380            47
- Storage Technology Corp.                   1,700            47
  Symbol Technologies, Inc.                  1,050            47
  TECO Energy, Inc.                          2,350            47
  Hormel Foods Corp.                         1,310            47
  Potomac Electric Power Co.                 2,010            47
  LG&E Energy Corp.                          2,230            46
  Martin Marietta Materials, Inc.              810            46
  IMC Global Inc.                            2,260            46
  Comdisco, Inc.                             2,580            46
- Litton Industries, Inc.                      800            46
- Convergys Corp.                            2,680            46
  DPL Inc.                                   2,780            46
  TCF Financial Corp.                        1,760            46
  Dime Bancorp, Inc.                         1,960            45
- Shaw Industries, Inc.                      2,450            45
- Sybron International Corp.                 1,810            45
  Astoria Financial Corp.                      900            45
- American Power Conversion Corp.            1,660            45
- PLATINUM Technology
   International, Inc.                       1,750            45
  Flowers Industries, Inc.                   1,800            44
  Tiffany & Co.                                590            44

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
MID-CAP INDEX PORTFOLIO                     SHARES         (000)
----------------------------------------------------------------
  Mercantile Bankshares Corp.                1,190      $     44
  Old Republic International Corp.           2,400            44
- Barnes & Noble, Inc.                       1,360            44
- Centocor, Inc.                             1,180            44
- Weatherford International, Inc.            1,670            44
- Allied Waste Industries, Inc.              3,020            44
- Outback Steakhouse                         1,310            43
- U.S. Foodservice                             920            43
  Conectiv, Inc.                             2,180            42
  Sonoco Products Co.                        1,820            42
- Rational Software Corp.                    1,530            41
  McCormick & Co., Inc.                      1,400            41
  American Water Works Co., Inc.             1,390            40
- Apollo Group, Inc. Class A                 1,350            40
  SCANA Corp.                                1,840            40
  Comair Holdings, Inc.                      1,650            39
- Noble Drilling Corp.                       2,250            39
  Solutia, Inc.                              2,240            39
  First Virginia Banks, Inc.                   850            39
- STERIS Corp.                               1,450            39
  Bergen Brunswig Corp. Class A              1,910            38
  Hibernia Corp. Class A                     2,820            37
  TCA Cable TV, Inc.                           850            37
- Global Marine, Inc.                        3,110            37
  IBP, Inc.                                  1,920            36
  Bowater Inc.                                 900            36
  Consolidated Papers                        1,500            35
  A. H. Belo Corp. Class A                   1,930            35
  CCB Financial Corp.                          650            35
- Nabors Industries, Inc.                    1,910            35
- FORE Systems, Inc.                         1,820            34
  American Financial Group, Inc.               970            34
  The Timber Co.                             1,520            34
  ICN Pharmaceuticals, Inc.                  1,340            34
  Sotheby's Holdings Class A                 1,030            33
  Southdown, Inc.                              620            33
- Smith International, Inc.                    830            33
  Murphy Oil Corp.                             800            33
  Interstate Energy Corp.                    1,250            33
- BJ's Wholesale Club, Inc.                  1,240            33
- Sterling Software, Inc.                    1,380            33
  UtiliCorp United, Inc.                     1,440            33
  Wilmington Trust Corp.                       570            33
- Dollar Tree Stores, Inc.                   1,050            32
  Premark International, Inc.                  980            32
  ENSCO International, Inc.                  2,420            32
  Associated Banc-Corp.                      1,000            32
  Ultramar Diamond Shamrock Corp.            1,470            32
  Ross Stores, Inc.                            720            32
- Legato Systems, Inc.                         610            31
  Sovereign Bancorp, Inc.                    2,560            31
- Nova Corp. (Georgia)                       1,190            31
  IPALCO Enterprises, Inc.                   1,400            31
  Puget Sound Energy Inc.                    1,330            31
- Agouron Pharmaceuticals, Inc.                540            31
- BJ Services Co.                            1,300            30
  Hannaford Brothers Co.                       670            30
- Microchip Technology, Inc.                   870            30
  Noble Affiliates, Inc.                     1,030            30
- Northeast Utilities                        2,140            30
  Manpower Inc.                              1,270            30
- MedImmune Inc.                               500            30
  Provident Financial Group, Inc.              770            30
- Snyder Communications, Inc.                1,060            30
  OGE Energy Corp.                           1,290            29
  Stewart Enterprises, Inc. Class A          1,810            29
- Circus Circus Enterprises Inc.             1,650            29
  Claire's Stores, Inc.                        960            29
  Pacific Century Financial Corp.            1,380            29
- SCI Systems, Inc.                            960            28
  Dole Food Co.                                950            28
- Westpoint Stevens, Inc.                    1,020            28
  Keystone Financial, Inc.                     870            28
- ACNielson Corp.                            1,030            28
  Whitman Corp.                              1,610            28
  GATX Corp.                                   840            28
  CNF Transportation, Inc.                     730            28
- Foundation Health Systems Class A          2,250            27
- SPX Corp.                                    540            27
- MidAmerican Energy Holdings Co.              960            27
  Tidewater Inc.                             1,030            27
  Kansas City Power & Light Co.              1,080            27
  Clayton Homes Inc.                         2,400            27
  Everest Reinsurance Holdings, Inc.           850            27
- Payless ShoeSource, Inc.                     570            27
  Omnicare, Inc.                             1,390            27
  Herman Miller, Inc.                        1,450            26
- Lincare Holdings, Inc.                       940            26
- Trigon Healthcare, Inc.                      770            26
- Brinker International, Inc.                1,020            26
- Chris-Craft Industries, Inc.                 577            26
  The Warnaco Group, Inc. Class A            1,060            26
  York International Corp.                     740            26
- Covance, Inc.                              1,040            26
  Dean Foods Corp.                             730            26
  Reynolds & Reynolds Class A                1,360            26
  Interstate Bakeries Corp.                  1,190            26
  Questar Corp.                              1,510            26
  RPM Inc.                                   1,920            26
  COMSAT Corp.                                 880            25
  Diebold, Inc.                              1,060            25
  Valero Energy Corp.                        1,020            25
  International Game Technology              1,740            25
  Illinova Corp.                             1,190            25
  City National Corp.                          810            25
  Houghton Mifflin Co.                         530            25
  Carlisle Co., Inc.                           530            25
- Arrow Electronics, Inc.                    1,650            25
  Cabot Corp.                                1,160            25
  The PMI Group Inc.                           530            25
  National Fuel Gas Co.                        620            24
- Atmel Corp.                                1,600            24
  Aliant Communications, Inc.                  590            24
  Cordant Technologies, Inc.                   600            24
  Minnesota Power, Inc.                      1,200            24
  HON Industries, Inc.                       1,080            24
  AK Steel Corp.                             1,050            24
- Furniture Brands International Inc.        1,070            24
- IVAX Corp.                                 1,990            24
  Media General, Inc. Class A                  500            23
- Alaska Air Group, Inc.                       490            23

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                            SHARES         (000)
----------------------------------------------------------------
  KN Energy, Inc.                            1,160      $     23
- Keane, Inc.                                1,080            23
  Trinity Industries, Inc.                     780            23
  Lee Enterprises, Inc.                        790            23
  Beckman Coulter, Inc.                        520            23
  Lubrizol Corp.                             1,010            23
  Airborne Freight Corp.                       730            23
- Informix Corp.                             3,000            22
- Papa John's International, Inc.              500            22
- Tech Data Corp.                              960            22
  MCN Energy Group Inc.                      1,370            22
  Borg-Warner Automotive, Inc.                 460            22
  Avnet, Inc.                                  600            22
  Fastenal Co.                                 620            22
- Oxford Health Plan                         1,390            22
  Nevada Power Co.                             870            22
  Pentair, Inc.                                620            21
  Teleflex Inc.                                610            21
  H.B. Fuller Co.                              350            21
  Lancaster Colony Corp.                       770            21
  DENTSPLY International Inc.                  880            20
  Rayonier Inc.                                510            20
- Borders Group, Inc.                        1,450            20
  Crompton & Knowles Corp.                   1,290            20
  Ogden Corp.                                  840            20
- Quorum Health Group, Inc.                  2,000            20
  Harsco Corp.                                 790            20
- Suiza Foods Corp.                            590            20
  Lyondell Chemical Co.                      1,450            20
  Universal Foods Corp.                        960            20
  Kelly Services, Inc. Class A                 710            20
- Total Renal Care Holdings, Inc.            1,790            20
- OfficeMax, Inc.                            2,280            20
  Meritor Automotive, Inc.                   1,260            20
  Pioneer Natural Resources Co.              2,510            19
- Vanguard Cellular Systems,
   Inc. Class A                                710            19
  HSB Group Inc.                               520            19
  Hawaiian Electric Industries Inc.            550            19
  CBRL Group, Inc.                           1,070            19
- Structural Dynamics
   Research Corp.                            1,000            19
- Jacobs Engineering Group Inc.                480            19
  Precision Castparts Corp.                    470            19
- Symantec Corp.                             1,110            19
- First Health Group Corp.                   1,170            19
  Unifi, Inc.                                1,470            19
  Newport News Shipbuilding Inc.               590            19
- GTech Holdings Corp.                         760            19
- Cypress Semiconductor Corp.                2,050            18
- Policy Management Systems Corp.              600            18
- Lands' End, Inc.                             530            18
- Vishay Intertechnology, Inc.               1,250            18
  Washington Gas Light Corp.                   800            18
  AGL Resources Inc.                         1,030            18
  Pennzoil-Quaker State Co.                  1,460            18
  Public Service Co. of New Mexico           1,060            18
- Wisconsin Central
   Transportation Corp.                      1,360            18
  IDACORP, Inc.                                610            18
- Varco International, Inc.                  1,610            18
  Horace Mann Educators Corp.                  770            18
- Ocean Energy, Inc.                         2,620            18
  Ruddick Corp.                                910            18
- Concentra Managed Care                     1,220            18
  Dexter Corp.                                 560            18
  Pittston Brink's Group                       750            18
- General Nutrition Cos., Inc.               1,250            18
- Modis Professional Services Inc.           1,930            17
  Alexander & Baldwin, Inc.                    890            17
- Cytec Industries, Inc.                       780            17
- Sensormatic Electronics Corp.              1,830            17
  Ametek Aerospace Products Inc.               950            17
- Imation Corp.                              1,050            17
  M.A. Hanna Co.                             1,350            17
  Albemarle Corp.                              820            17
  Universal Corp.                              670            17
  Ferro Corp.                                  690            17
  Bob Evans Farms, Inc.                        850            17
  Longview Fibre Co.                         1,470            17
- UCAR International, Inc.                   1,200            17
- Vlasic Foods International, Inc.           1,300            17
  Tecumseh Products Co. Class A                330            17
  Donaldson Co., Inc.                          930            17
  Federal Signal Corp.                         800            17
- Nine West Group, Inc.                        670            17
- Mentor Graphics Corp.                      1,220            16
  Granite Construction Co.                     700            16
  Minerals Technologies, Inc.                  340            16
  Carter-Wallace, Inc.                         900            16
  Superior Industries
   International, Inc.                         700            16
  Cleco Corp.                                  550            16
  J.M. Smucker Co. Class A                     720            16
  Kaydon Corp.                                 550            16
  Flowserve Corp.                            1,020            16
  Arvin Industries, Inc.                       470            16
- Airgas, Inc.                               1,880            16
- PSS World Medical, Inc.                    1,780            16
  Nordson Corp.                                280            16
  GenCorp, Inc.                                860            15
  Wallace Computer Services, Inc.              780            15
  Bandag, Inc.                                 540            15
  Modine Manufacturing Co.                     530            15
  The Standard Register Co.                    500            15
- Perrigo Co.                                2,010            15
  Callaway Golf Co.                          1,430            15
  J.B. Hunt Transport Services, Inc.           690            14
  Witco Chemical Corp.                       1,140            14
  Wausau-Mosinee Paper Corp.                 1,000            14
- Scholastic Corp.                             280            14
- Cambridge Technology Partners                950            13
  Mark IV Industries, Inc.                   1,000            13
  Church & Dwight, Inc.                        310            13
- Vitesse Semiconductor Corp.                  200            10
- Pharmaceutical Markets                       500             8
- CompUSA, Inc.                              1,040             7
- Apria Healthcare                             570             7
  CMP Group Inc.                               360             7
  Chesapeake Corp. of Virginia                 240             7
- Albany International Corp.                   340             6
- Micro Warehouse Inc.                         390             6

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
 MID-CAP INDEX PORTFOLIO                    SHARES         (000)
----------------------------------------------------------------
  Indiana Energy, Inc.                         330      $      6
  Carpenter Technology Corp.                   240             6
- Sbarro, Inc.                                 230             6
  Banta Corp.                                  320             6
- Beverly Enterprises, Inc.                  1,130             6
  Kennametal, Inc.                             330             6
  Rollins, Inc.                                340             6
  Olsten Corp.                                 900             6
- Ranger Oil Ltd.                            1,390             6
- Sequa Corp. Class A                          110             6
  Unisource Worldwide, Inc.                    770             5
  Lance, Inc.                                  330             5
  Olin Corp.                                   520             5
  P.H. Glatfelter Co.                          460             5
  USG Corp.                                    100             5
  Black Hills Corp.                            240             5
  A. Schulman Inc.                             370             5
- Buffets Inc.                                 500             5
- Integrated Device Technology Inc.            910             5
  International Multifoods Corp.               210             5
  Ocean Energy, Inc.                           700             5
  Overseas Shipholding Group Inc.              410             5
- Acuson Corp.                                 300             4
- Cirrus Logic                                 700             4
- Lone Star Steakhouse &
   Saloon, Inc.                                430             4
- Sequent Computer Systems, Inc.               480             4
  AGCO Corp.                                   660             4
- Burlington Industries, Inc.                  640             4
  Arnold Industries, Inc.                      280             4
  Cleveland-Cliffs Iron Co.                    120             4
  Watts Industries Class A                     300             4
- Maxxam Inc.                                   80             4
  Ethyl Corp.                                  920             4
  Dreyer's Grand Ice Cream, Inc.               300             4
  Georgia Gulf Corp.                           340             4
  Ryerson Tull, Inc.                           240             4
  Heilig-Meyers Co.                            660             3
  Enesco Group, Inc.                           180             3
  Wellman, Inc.                                350             3
- Parker Drilling Co.                          850             3
- Magnatek                                     350             3
  Oregon Steel Mills, Inc.                     280             3
  NCH Corp.                                     60             3
  Lawter International Inc.                    360             3
  Stewart & Stevenson Services, Inc.           310             2
  Calgon Carbon Corp.                          430             2
- Information Resources, Inc.                  310             2
  OEA, Inc.                                    230             2
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $14,295)                                          14,475
----------------------------------------------------------------
----------------------------------------------------------------
                                              FACE        MARKET
                                            AMOUNT        VALUE*
                                             (000)         (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.3%)
----------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.94%, 4/1/1999
  (COST $195)                                 $195           195
----------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
  (COST $14,490)                                          14,670
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
----------------------------------------------------------------
Other Assets                                                 158
Liabilities                                                 (317)
                                                         -------
                                                            (159)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 1,429,454 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                     $14,511
================================================================

NET ASSET VALUE PER SHARE                                 $10.15
================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.

----------------------------------------------------------------
AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                            AMOUNT           PER
                                             (000)         SHARE
----------------------------------------------------------------
Paid in Capital                            $14,310        $10.01
Undistributed Net
  Investment Income                             24           .02
Accumulated Net Realized Losses                 (3)           --
Unrealized Appreciation--Note F                180           .12
----------------------------------------------------------------
NET ASSETS                                 $14,511        $10.15
================================================================

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
GROWTH PORTFOLIO                            SHARES         (000)
----------------------------------------------------------------
COMMON STOCKS (98.1%)
----------------------------------------------------------------
CONSUMER DISCRETIONARY (11.6%)
  Wal-Mart Stores, Inc.                    198,100      $ 18,262
  Gillette Co.                             261,200        15,525
  Time Warner, Inc.                        176,500        12,543
  Home Depot, Inc.                         153,600         9,562
  McDonald's Corp.                         190,600         8,637
- Costco Cos., Inc.                         83,900         7,682
  TJX Cos., Inc.                           195,600         6,650
- Fred Meyer Inc.                           94,900         5,587
  Avon Products, Inc.                      109,700         5,163
- Mirage Resorts, Inc.                     232,000         4,930
- Bed Bath & Beyond, Inc.                  126,400         4,614
  May Department Stores Co.                107,550         4,208
  Abercrombie & Fitch Co.                   42,400         3,901
  Dayton Hudson Corp.                       43,800         2,918
  Mattel, Inc.                              43,100         1,072
                                                        --------
                                                         111,254
                                                        --------
CONSUMER STAPLES (14.0%)
  Procter & Gamble Co.                     390,700        38,264
  The Coca-Cola Co.                        313,600        19,247
  CVS Corp.                                366,400        17,404
  Philip Morris Cos., Inc.                 380,700        13,396
  Colgate-Palmolive Co.                    130,300        11,988
  PepsiCo, Inc.                            251,700         9,863
  General Mills, Inc.                       88,200         6,665
  Unilever NV ADR                           65,600         4,358
  Rite Aid Corp.                           130,900         3,272
- Safeway, Inc.                             56,500         2,899
  The Quaker Oats Co.                       43,200         2,703
  Coca-Cola Enterprises, Inc.               83,600         2,529
- The Kroger Co.                            31,700         1,898
                                                        --------
                                                         134,486
                                                        --------
FINANCIAL SERVICES (11.8%)
  American International
   Group, Inc.                             157,500        18,998
  The Chase Manhattan Corp.                203,600        16,555
  Automatic Data Processing, Inc.          332,200        13,745
  Wells Fargo Co.                          315,400        11,059
  MBNA Corp.                               375,000         8,953
  Fannie Mae                               119,800         8,296
  Paychex, Inc.                            168,700         8,003
  Associates First Capital Corp.           165,200         7,434
  U.S. Bancorp                             207,000         7,051
  First Data Corp.                         122,600         5,241
  Capital One Financial Corp.               25,000         3,775
  Charles Schwab Corp.                      37,300         3,585
  Household International, Inc.             27,600         1,259
                                                        --------
                                                         113,954
                                                        --------
HEALTH CARE (23.0%)
  Merck & Co., Inc.                        549,100        44,031
  Pfizer, Inc.                             239,300        33,203
  Bristol-Myers Squibb Co.                 381,300        24,522
  American Home Products Corp.             296,800        19,366
  Schering-Plough Corp.                    276,500        15,294
- Amgen, Inc.                              199,400        14,930
  Johnson & Johnson                        149,600        14,016
  Warner-Lambert Co.                       192,300        12,728
  Pharmacia & Upjohn, Inc.                 144,600         9,019
  Eli Lilly & Co.                           85,700         7,274
- ALZA Corp.                               183,400         7,015
  Cardinal Health, Inc.                     99,500         6,567
- Quintiles Transnational Corp.            148,200         5,595
  Zeneca Group PLC ADR                     111,200         5,233
  Medtronic, Inc.                           22,400         1,607
  Astra AB ADR                              49,300         1,131
                                                        --------
                                                         221,531
                                                        --------
MATERIALS & PROCESSING (0.6%)
- Sealed Air Corp.                          87,800         4,319
- W.R. Grace & Co.                         161,800         1,962
                                                        --------
                                                           6,281
                                                        --------
PRODUCER DURABLES (2.7%)
  Nokia Corp. A ADR                        101,800        15,855
  Xerox Corp.                              198,600        10,600
                                                        --------
                                                          26,455
                                                        --------
TECHNOLOGY (25.7%)
  COMMUNICATIONS TECHNOLOGY (3.3%)
  Lucent Technologies, Inc.                261,800        28,209
- 3Com Corp.                               159,900         3,728

  COMPUTER SERVICES SOFTWARE & SYSTEMS (7.6%)
- Microsoft Corp.                          644,800        57,790
- Oracle Corp.                             251,500         6,633
- BMC Software, Inc.                       160,300         5,941
- Learning Co., Inc.                        90,300         2,619

  COMPUTER TECHNOLOGY (9.9%)
- Cisco Systems, Inc.                      439,000        48,098
- Dell Computer Corp.                      639,200        26,127
  International Business
   Machines Corp.                           79,400        14,074
- EMC Corp.                                 54,000         6,899

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (4.9%)
  Intel Corp.                              358,600        42,629
  Linear Technology Corp.                   43,200         2,214
- Maxim Integrated Products, Inc.           40,500         2,192
                                                        --------
                                                         247,153
                                                        --------
OTHER (8.7%)
  General Electric Co.                     479,900        53,089
  Monsanto Co.                             278,200        12,780
  Tyco International Ltd.                  152,700        10,956
  Illinois Tool Works, Inc.                112,600         6,967
                                                        --------
                                                          83,792
                                                        --------
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $598,274)                                        944,906
----------------------------------------------------------------

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
GROWTH PORTFOLIO                            SHARES         (000)
----------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.6%)
----------------------------------------------------------------
Sealed Air Corp. $ 2.00 Cvt. Pfd.
  Series A
  (COST $4,165)                            102,200    $    5,059
----------------------------------------------------------------
----------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.3%)
----------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.94%, 4/1/1999                          $11,124        11,124
  4.97%, 4/1/1999--Note G                    1,270         1,270
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $12,394)                                          12,394
----------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $614,833)                                        962,359
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
----------------------------------------------------------------
Other Assets--Note C                                       7,756
Liabilities--Note G                                       (7,178)
                                                        --------
                                                             578
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 32,609,382 outstanding
  $.001 par value Shares Of Beneficial
  interest (unlimited authorization)                    $962,937
================================================================

NET ASSET VALUE PER SHARE                                 $29.53
================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.

----------------------------------------------------------------
                                            AMOUNT           PER
                                             (000)         SHARE
----------------------------------------------------------------
AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
----------------------------------------------------------------
Paid in Capital                           $588,225        $18.04
Undistributed Net
  Investment Income                          2,170           .07
Accumulated Net Realized Gains              25,016           .77
Unrealized Appreciation--Note F            347,526         10.65
----------------------------------------------------------------
NET ASSETS                                $962,937        $29.53
================================================================

----------------------------------------------------------------
                                                          MARKET
SMALL COMPANY                                             VALUE*
GROWTH PORTFOLIO                            SHARES         (000)
----------------------------------------------------------------
COMMON STOCKS (96.8%)
----------------------------------------------------------------
AUTO & TRANSPORTATION (5.1%)
- Heartland Express, Inc.                  120,750      $  1,834
- Covenant Transport, Inc.                 101,000         1,502
- M.S. Carriers, Inc.                       52,000         1,375
  Tidewater Inc.                            41,000         1,061
  C.H. Robinson Worldwide, Inc.             29,000           738
                                                        --------
                                                           6,510
                                                        --------
CONSUMER DISCRETIONARY (25.1%)
  CASINOS & GAMBLING (1.5%)
  Dover Downs Entertainment, Inc.          127,000         1,969

  COMMERCIAL INFORMATION SERVICES (1.1%)
- QRS Corp.                                 23,000         1,439

  CONSUMER ELECTRONICS (3.5%)
- Object Design, Inc.                      327,000         1,676
- ITI Technologies, Inc.                    34,500         1,035
- Plantronics, Inc.                         14,700           920
- Recoton Corp.                             42,500           595
- LoJack Corp.                              35,000           269

  CONSUMER PRODUCTS (1.6%)
  Movado Group, Inc.                        47,000         1,175
  Tupperware Corp.                          45,500           819

  ELECTRICAL--HOUSEHOLD APPLIANCES (0.8%)
- REX Stores Corp.                          93,400         1,080

  HOTEL/MOTEL (0.3%)
  The Marcus Corp.                          36,000           432

  HOUSEHOLD FURNISHINGS (1.8%)
  Haverty Furniture Cos., Inc.              72,000         1,827
  Oneida Ltd.                               28,000           476

  LEISURE TIME (4.4%)
- Action Performance Cos., Inc.             55,500         1,672
- Vistana, Inc.                             97,200         1,361
- Trendwest Resorts, Inc.                   91,800         1,297
- Family Golf Centers, Inc.                102,000           759
- Championship Auto Racing
   Teams, Inc.                              20,000           583

  RESTAURANTS (1.8%)
- CEC Entertainment Inc.                    65,800         2,361

  RETAIL (5.5%)
- Ames Department Stores, Inc.              57,000         2,116
- BJ's Wholesale Club, Inc.                 77,300         2,044
- Petco Animal Supplies, Inc.               93,400           934
- Lands' End, Inc.                          21,500           744
- Gymboree Corp.                            45,000           402
  Russ Berrie and Co., Inc.                 12,400           324
- The Dress Barn, Inc.                      20,500           284
- MSC Industrial Direct Co.,
    Inc. Class A                            12,500           213

  SERVICES--COMMERCIAL (0.6%)
- Pegasus Systems Inc.                      20,000           798

  SHOES (1.7%)
- Shoe Carnival, Inc.                      136,200         1,702
  The Stride Rite Corp.                     40,000           490

  TOYS (0.5%)
- Play By Play Toys &
   Novelties, Inc.                         100,000           625
                                                        --------
                                                          32,421
                                                        --------
CONSUMER STAPLES (1.0%)
- American Italian Pasta Co.                53,700         1,342
                                                        --------

FINANCIAL SERVICES (9.1%)
- Investment Technology
   Group, Inc.                              51,700         2,624
  Sun Communities, Inc. REIT                69,000         2,191
- Concord EFS, Inc.                         71,374         1,967
  First Washington Realty
   Trust, Inc. REIT                         86,700         1,859
  Saul Centers, Inc. REIT                  124,900         1,827
  Fidelity National Financial, Inc.         70,900         1,064
- Advent Software, Inc.                      4,000           200
                                                        --------
                                                          11,732
                                                        --------
HEALTH CARE (13.7%)
  DENTSPLY International Inc.              100,000         2,325
- Biogen, Inc.                              20,000         2,286
- Forest Laboratories, Inc.                 29,000         1,635
- Patterson Dental Co.                      30,950         1,339
  Arrow International, Inc.                 61,300         1,322
- Centocor, Inc.                            35,000         1,295
- Genzyme Corp.                             23,000         1,160
- Abgenix, Inc.                             70,000         1,059
- Spacelabs Medical, Inc.                   59,500         1,000
- Medarex, Inc.                            300,000           956
- The Liposome Co., Inc.                    70,000           941
- Cell Genesys, Inc.                       152,600           753
  United Wisconsin Services, Inc.           84,000           614
- MacroChem Corp.                           50,000           469
- PathoGenesis Corp.                        22,800           304
- Matrix Pharmaceutical, Inc.              100,000           209
  Medtronic, Inc.                              314            23
                                                        --------
                                                          17,690
                                                        --------
OTHER ENERGY (2.1%)
- Core Laboratories NV                      74,500         1,308
  St. Mary Land & Exploration Co.           52,500           912
- Chieftain International, Inc.             42,000           514
                                                        --------
                                                           2,734
                                                        --------
MATERIALS & PROCESSING (3.8%)
  Elcor Corp.                               45,000         1,583
- Corrpro Cos., Inc.                       100,000         1,137
  General Cable Corp.                       60,000           634
  Optical Coating Laboratory, Inc.          10,000           480
- Service Experts, Inc.                     31,100           420
- U.S. Can Corp.                            28,100           414
- Fairfield Communities, Inc.               30,000           268
                                                        --------
                                                           4,936
                                                        --------

----------------------------------------------------------------
                                                          MARKET
SMALL COMPANY                                             VALUE*
GROWTH PORTFOLIO                            SHARES         (000)
----------------------------------------------------------------
PRODUCER DURABLES (8.5%)
- Mettler-Toledo International Inc.        128,700      $  3,185
- Jason Inc.                               147,500         1,254
- American Power
   Conversion Corp.                         44,000         1,188
- Palm Harbor Homes, Inc.                   53,953         1,173
  SL Industries, Inc.                       80,000           940
  OmniQuip International, Inc.              70,000           822
- CUNO Inc.                                 55,000           770
- Rayovac Corp.                             15,500           427
  TransTechnology Corp.                     25,000           412
- Nobility Homes, Inc.                      41,200           379
  Lindsay Manufacturing Co.                 10,950           218
- American Homestar Corp.                   20,000           146
- Vivid Technologies, Inc.                  25,000           100
                                                        --------
                                                          11,014
                                                        --------
TECHNOLOGY (25.1%)
  COMMUNICATIONS TECHNOLOGY (5.5%)
- RealNetworks, Inc.                        21,400         2,615
- Pairgain Technologies, Inc.              134,000         1,306
- GeoTel Communications Corp.               25,000         1,147
- SeaChange International, Inc.            118,500         1,015
- Melita International Corp.                45,300           589
- CSG Systems International, Inc.           11,000           434

  COMPUTER SERVICES SOFTWARE & SYSTEM (14.3%)
- Acxiom Corp.                             107,000         2,835
- Exchange Applications, Inc.               97,000         2,437
- Macrovision Corp.                         44,500         1,646
- BroadVision, Inc.                         26,500         1,583
- Aspect Development, Inc.                  67,000         1,558
- Remedy Corp.                             110,000         1,540
- Pinnacle Systems, Inc.                    32,500         1,479
- Avant! Corp.                              80,000         1,420
- Genesys Telecommunications
   Laboratories, Inc.                       75,000         1,130
- MicroStrategy Inc.                        51,000           982
- Caere Corp.                               70,000           735
- AXENT Technologies, Inc.                  28,000           673
- Aware, Inc.                                7,500           353
- Viasoft, Inc.                              4,300            18

  COMPUTER TECHNOLOGY (2.5%)
- Synopsys, Inc.                            27,341         1,470
- Computer Network
   Technology Corp.                         80,000         1,290
- MTI Technology Corp.                      79,500           440

  ELECTRICAL & ELECTRONICS (0.1%)
- InVision Technologies, Inc.               15,000            79

  ELECTRONICS (1.2%)
  BEI Technologies, Inc.                    70,000           752
- Del Global Technologies Corp.             85,500           737

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (1.5%)
- The Cherry Corp. Class A                  82,200         1,110
- Oak Technology, Inc.                     265,500           813
                                                        --------
                                                          32,186
                                                        --------
UTILITIES (2.8%)
  Montana Power Co.                         20,000         1,471
  TCA Cable TV, Inc.                        26,000         1,131
- SkyTel Communications, Inc.               37,000           615
- Paging Network, Inc.                      85,000           398
                                                        --------
                                                           3,615
                                                        --------

OTHER (0.5%)
  Teleflex Inc.                             19,000           647
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $113,260)                                        124,827
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.9%)
----------------------------------------------------------------
----------------------------------------------------------------
                                              FACE
                                             AMOUT
                                             (000)
----------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.94%, 4/1/1999                           $6,820         6,820
  4.97%, 4/1/1999--Note G                    8,480         8,480
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $15,300)                                          15,300
----------------------------------------------------------------
TOTAL INVESTMENTS (108.7%)
  (COST $128,560)                                        140,127
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.7%)
----------------------------------------------------------------
Other Assets--Note C                                         422
Security Lending Collateral
  Payable to Brokers--Note G                              (8,480)
Other Liabilities                                         (3,156)
                                                        --------
                                                         (11,214)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 11,904,319 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                    $128,913
================================================================

NET ASSET VALUE PER SHARE                                 $10.83
================================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
REIT--Real Estate Investment Trust.

----------------------------------------------------------------
AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                            AMOUNT           PER
                                             (000)         SHARE
----------------------------------------------------------------
Paid in Capital                           $122,249        $10.27
Undistributed Net
  Investment Income                            313           .03
Accumulated Net Realized Losses             (5,216)         (.44)
Unrealized Appreciation--Note F             11,567           .97
================================================================
NET ASSETS                                $128,913        $10.83
================================================================

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
INTERNATIONAL PORTFOLIO                      SHARES        (000)
----------------------------------------------------------------
COMMON STOCKS (98.0%)
ARGENTINA (0.2%)
  YPF SA ADR                                15,000      $    473
                                                        --------
AUSTRALIA (1.8%)
  Westpac Banking Corp., Ltd.              613,000         4,452
                                                        --------
BELGIUM (1.6%)
  Dexia Belgium (Credit Communal)           15,500         2,421
  Fortis AG (B)                             23,058           851
  Algemene Maatschappij
   voor Nijverheidskredit NV                 9,092           630
- Fortis AG-CVG                              2,562            12
                                                        --------
                                                           3,914
                                                        --------
BRAZIL (0.7%)
  Telesp Participacoes SA Pfd.          36,000,000           752
- Tele Celular Sul
   Participacoes ADR                        38,000           727
  Cia Vale Do Rio Pfd. A                    10,000           147
                                                        --------
                                                           1,626
                                                        --------
DENMARK (0.7%)
  Den Danske Bank A/S                       16,000         1,681
                                                        --------
FRANCE (14.2%)
  Vivendi                                   30,300         7,455
  Suez Lyonnaise des Eaux                   37,430         6,926
  Elf Aquitaine SA                          48,000         6,519
  Alcatel                                   24,800         2,851
  AXA                                       17,800         2,360
  Bouygues SA                                8,000         2,220
  Total SA B Shares                         18,000         2,217
  Canal Plus SA                              7,200         2,110
  Accor SA                                   4,800         1,192
  Societe National d'Exploitation
   Industrielle des Tabacs et
   Allumettes SA                            12,000           816
  Compagnie des Gaz de Petrole
   Primagaz SA                               6,900           536
- Vivendi Warrants Exp. 2/5/2001            18,200            45
                                                        --------
                                                          35,247
                                                        --------
GERMANY (5.0%)
  Mannesmann AG                             49,200         6,215
  Hoechst AG                                42,000         1,821
  Bayerische Hypo- und
   Vereinsbank AG                           23,000         1,368
  SAP AG Pfd.                                3,450         1,106
  Viag AG                                    1,200           652
  RWE AG                                    14,000           617
  Buderus AG                                 1,500           484
  Allianz AG                                   890           269
                                                        --------
                                                          12,532
                                                        --------
HONG KONG (0.7%)
  Swire Pacific Ltd. A Shares              233,000         1,082
  SmarTone Telecommunications
   Ltd.                                    160,000           464
  Sun Hung Kai Properties Ltd.              40,000           299
                                                        --------
                                                           1,845
                                                        --------
IRELAND (1.5%)
- Elan Corp. PLC ADR                        40,100         2,797
  Bank of Ireland PLC                       48,532         1,016
                                                        --------
                                                           3,813
                                                        --------
ITALY (9.5%)
  Telecom Italia SpA                       579,300         6,154
  Assicurazioni Generali Spa               133,700         5,355
- Olivetti SpA                           1,357,000         4,248
  Telecom Italia Mobile SpA                509,000         3,423
- Banca di Roma                          1,890,800         3,062
  Ente Nazionale Idrocarburi SpA           231,350         1,474
                                                        --------
                                                          23,716
                                                        --------
JAPAN (13.3%)
  Fuji Photo Film Co., Ltd.                206,000         7,793
  Murata Manufacturing Co., Ltd.           101,000         5,373
  Takeda Chemical Industries Ltd.          125,000         4,845
  Matsushita Electric Industrial
   Co., Ltd.                               145,000         2,828
  Mabuchi Motor Co.                         24,000         1,787
  Dowa Fire & Marine
   Insurance Co.                           500,000         1,710
  Toppan Printing Co., Ltd.                103,000         1,349
  Tokyo Electron Ltd.                       23,599         1,222
  East Japan Railway Co.                       195         1,159
  Toho Co., Ltd.                             8,200         1,111
  Hirose Electric Co., Ltd.                 10,500           878
  Nippon Television Network                  2,160           832
  Yasuda Fire & Marine
   Insurance Co.                           143,000           722
  Mitsui Fudosan Co., Ltd.                  80,000           721
  Kuraray Co., Ltd.                         62,000           673
                                                        --------
                                                          33,003
                                                        --------
MALAYSIA (0.4%)
  Telekom Malaysia Bhd.                    207,500           418
  Genting Bhd.                             117,700           263
  Tenaga Nasional Bhd.                     162,041           239
                                                        --------
                                                             920
                                                        --------
MEXICO (0.8%)
  Cementos de Mexico SA de
   CV ADR                                  150,000         1,219
- Grupo Televisa SA GDR                     22,900           718
                                                        --------
                                                           1,937
                                                        --------
NETHERLANDS (10.0%)
  ING Groep NV                             172,000         9,479
  Philips Electronics NV                    78,000         6,353
- Heineken NV                               57,000         2,874
  Getronics NV                              64,862         2,395
  Oce NV                                    64,776         1,608
  Verenigde Nederlandse
   Uitgeversbedrijven
   Verenigd Bezit                           41,000         1,598
- Equant NV                                  5,090           387
- United Pan-Europe
   Communications NV                         1,753            69
                                                        --------
                                                          24,763
                                                        --------

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
INTERNATIONAL PORTFOLIO                      SHARES        (000)
----------------------------------------------------------------
PHILIPPINES (0.7%)
  Ayala Land, Inc.                       3,330,811     $     967
  Philippine Long Distance
    Telephone Co.                           17,000           447
  Manila Electric Co.                      118,300           391
                                                       ---------
                                                           1,805
                                                       ---------
SINGAPORE (1.1%)
  United Overseas Bank Ltd.
   (Foreign)                               157,000           981
  Singapore Press Holdings Ltd.             81,138           896
  City Developments Ltd.                   156,000           812
  Development Bank of Singapore
   Ltd. (Foreign)                           10,000            76
                                                       ---------
                                                           2,765
                                                       ---------
SOUTH KOREA (1.5%)
  Samsung Electronics Co., Ltd.             24,789         1,919
  Korea Electric Power Corp.                49,000         1,182
- SK Telecom Co. Ltd. ADR                   23,850           291
  SK Telecom Co. Ltd.                          280           246
  Pohang Iron & Steel Co., Ltd.              2,540           157
                                                       ---------
                                                           3,795
                                                       ---------
SPAIN (3.7%)
  Endesa SA                                364,400         9,198
                                                       ---------
SWEDEN (2.9%)
  LM Ericsson Telephone
   AB B Shares                             103,000         2,505
  Svenska Handelsbanken
   AB A Shares                              70,000         2,439
  Skandia Forsakrings AB                   115,500         2,149
                                                       ---------
                                                           7,093
                                                       ---------
SWITZERLAND (9.0%)
  Novartis AG (Registered)                   5,400         8,760
- UBS AG                                    22,400         7,037
  Roche Holdings AG
   (Dividend-Right Certificates)               295         3,597
  ABB AG (Bearer)                            1,450         1,918
  Nestle SA (Registered)                       600         1,090
                                                       ---------
                                                          22,402
                                                       ---------
UNITED KINGDOM (18.7%)
  Glaxo Wellcome PLC                       185,000         6,191
  BP Amoco PLC                             229,123         3,906
- Allied Zurich PLC                        220,000         2,965
  Bass PLC                                 195,000         2,649
  British Telecommunications PLC           159,000         2,595
- Rolls-Royce PLC                          572,300         2,421
  Tesco PLC                                915,000         2,419
  Cable and Wireless PLC                   186,000         2,324
  British Sky Broadcasting
   Group PLC                               235,000         2,016
  Standard Chartered PLC                   140,800         1,990
  Scottish & Newcastle PLC                 173,000         1,861
  Boots Co., PLC                           119,000         1,718
  Great Universal Stores PLC               144,000         1,569
  LucasVarity PLC                          320,000         1,483
  Daily Mail & General Trust
   PLC Class A                              30,000         1,455
  EMI Group PLC                            180,000         1,285
  Granada Group PLC                         63,000         1,276
  Asda Group PLC                           502,000         1,224
  Airtours PLC                             138,300         1,005
  United News & Media PLC                   98,000           933
  British Airways PLC                      119,000           825
  Tarmac PLC                               451,000           766
  British Land Co., PLC                     84,000           721
  Reckitt & Colman PLC                      63,000           682
  Marks & Spencer PLC                       17,000           112
  Garban PLC                                 9,800            38
                                                       ---------
                                                          46,429
                                                       ---------
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $187,102)                                        243,409
----------------------------------------------------------------
----------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (13.8%)
----------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.94%, 4/1/1999                          $ 5,065         5,065
  4.97%, 4/1/1999--Note G                   29,215        29,215
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $34,280)                                          34,280
----------------------------------------------------------------
TOTAL INVESTMENTS (111.8%)
  (COST $221,382)                                        277,689
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-11.8%)
----------------------------------------------------------------
Other Assets--Note C                                       1,461
Security Lending Collateral
  Payable to Brokers--Note G                             (29,215)
Other Liabilities                                         (1,575)
                                                       ---------
                                                         (29,329)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 16,654,968 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                    $248,360
================================================================

NET ASSET VALUE PER SHARE                                 $14.91
================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

----------------------------------------------------------------
AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                            AMOUNT           PER
                                             (000)         SHARE
----------------------------------------------------------------
Paid in Capital                           $194,494        $11.68
Undistributed Net
  Investment Income--Note E                    527           .03
Accumulated Net
  Realized Losses--Note E                   (2,715)         (.16)
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                     56,307          3.38
  Foreign Currencies and
    Forward Currency Contracts                (253)         (.02)
----------------------------------------------------------------
NET ASSETS                                $248,360        $14.91
================================================================

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
REIT INDEX PORTFOLIO                        SHARES         (000)
----------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (96.4%)
----------------------------------------------------------------
  Equity Office Properties Trust REIT       18,210     $     463
  Equity Residential Properties
   Trust REIT                                8,250           340
  Simon Property Group, Inc. REIT           11,690           321
  Public Storage, Inc. REIT                  9,546           239
  Vornado Realty Trust REIT                  5,990           207
  Archstone Communities Trust REIT          10,210           205
  Crescent Real Estate, Inc. REIT            8,600           185
  ProLogis Trust REIT                        8,800           180
  Host Marriott Corp. REIT                  14,700           163
  Spieker Properties, Inc. REIT              4,500           159
  Kimco Realty Corp. REIT                    3,960           146
  Avalonbay Communities, Inc. REIT           4,300           136
  Boston Properties, Inc. Reit               4,300           136
  Apartment Investment &
   Management Co. Class A REIT               3,670           133
  Duke Realty Investments, Inc. REIT         6,100           131
  AMB Property Corp. REIT                    6,200           129
  Cornerstone Properties, Inc. REIT          8,770           128
  New Plan Excel Realty Trust REIT           6,300           121
  Mack-Cali Realty Corp. REIT                3,950           116
  Prison Realty Corp. REIT                   6,600           115
  FelCor Lodging Trust, Inc. REIT            4,800           111
  Rouse Co. REIT                             4,950           110
  CarrAmerica Realty Corp. REIT              4,650           103
  Arden Realty Group, Inc. REIT              4,350            97
  Highwood Properties, Inc. REIT             4,110            97
  Post Properties, Inc. REIT                 2,700            97
  Liberty Property Trust REIT                4,500            93
  Westfield America, Inc. REIT               5,180            90
  Franchise Finance Corp. of
   America REIT                              4,100            86
  General Growth Properties
   Inc. REIT                                 2,600            84
  Camden Property Trust REIT                 3,300            82
  Hospitality Properties Trust REIT          3,000            81
  Weingarten Realty Investors REIT           1,900            75
  United Dominion Realty Trust REIT          7,100            73
  Cousins Properties, Inc. REIT              2,300            67
  BRE Properties Inc. Class A REIT           2,900            66
  First Industrial Realty Trust REIT         2,700            65
  Patriot American Hospitality,
   Inc. REIT                                12,500            64
  Developers Diversified Realty
   Corp. REIT                                4,350            62
  Reckson Associates Realty
   Corp. REIT                                3,000            62
  MeriStar Hospitality Corp. REIT            3,100            56
  Federal Realty Investment
   Trust REIT                                2,600            55
  Meridian Industrial Trust, Inc. REIT       2,100            52
  Storage USA, Inc. REIT                     1,800            51
  Chateau Communities, Inc. REIT             1,800            49
  The Macerich Co. REIT                      2,100            48
  Shurgard Storage Centers, Inc.
   Class A REIT                              1,900            48
  Prentiss Properties Trust REIT             2,500            47
  Colonial Properties Trust REIT             1,800            46
  Trinet Corporate Realty
   Trust, Inc. REIT                          1,800            46
  Brandywine Realty Trust REIT               2,700            44
  CenterPoint Properties Corp. REIT          1,400            44
  Irvine Apartment Communities,
   Inc. REIT                                 1,300            43
  CBL & Associates Properties,
   Inc. REIT                                 1,810            42
  Glenborough Realty Trust, Inc. REIT        2,500            42
  JDN Realty Corp. REIT                      2,100            42
  Kilroy Realty Corp. REIT                   2,070            42
  PS Business Parks, Inc. REIT               1,900            42
  Taubman Co. REIT                           3,400            42
  Washington REIT                            2,600            42
  Manufactured Home Communities,
   Inc. REIT                                 1,700            41
  Charles E. Smith Residential Realty,
   Inc. REIT                                 1,340            41
  Sun Communities, Inc. REIT                 1,300            41
  Realty Income Corp. REIT                   1,800            38
  Gables Residential Trust REIT              1,700            37
  Regency Realty Corp. REIT                  2,000            37
  Urban Shopping Centers, Inc. REIT          1,300            37
  Weeks Corp. REIT                           1,200            34
  Chelsea GCA Realty, Inc. REIT              1,200            33
  Berkshire Realty Co., Inc. REIT            2,600            29
  Cornerstone Realty Income Trust,
   Inc. REIT                                 2,700            29
  Essex Property Trust, Inc. REIT            1,100            29
  SL Green Realty Corp. REIT                 1,500            28
  Mills Corp. REIT                           1,500            27
  Summit Properties, Inc. REIT               1,600            27
  AMLI Residential Properties
   Trust REIT                                1,200            25
  Bradley Real Estate Inc. REIT              1,400            25
  Home Properties of New York,
   Inc. REIT                                 1,100            25
  Pan Pacific Retail Properties,
   Inc. REIT                                 1,400            25
  Prime Retail, Inc. REIT                    2,900            25
  Alexandria Real Estate Equities,
   Inc. REIT                                   900            24
  JP Realty Inc. REIT                        1,200            24
  Koger Equity, Inc. REIT                    1,800            24
  Bedford Property Investors,
   Inc. REIT                                 1,600            23
  Burnham Pacific Properties,
   Inc. REIT                                 2,200            23
  Cabot Industrial Trust REIT                1,200            23
  Centertrust Retail Properties,
   Inc. REIT                                 2,000            23
  Glimcher Realty Trust REIT                 1,600            23
  Mid-America Apartment
   Communities, Inc. REIT                    1,100            23
  Pacific Gulf Properties, Inc. REIT         1,300            23
  Parkway Properties Inc. REIT                 800            23
  Tower Realty Trust, Inc. REIT              1,200            23
  Walden Residential Properties,
   Inc. REIT                                 1,300            23
  Capital Automotive REIT                    1,800            22
  Commercial Net Lease Realty REIT           2,000            22
  RFS Hotel Investors, Inc. REIT             1,900            22
  Entertainment Properties Trust REIT        1,200            21
  IRT Property Co. REIT                      2,400            21

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
REIT INDEX PORTFOLIO                        SHARES         (000)
----------------------------------------------------------------
  Innkeepers USA Trust REIT                  2,300      $     21
  Sovran Self Storage, Inc. REIT               900            21
  U.S. Restaurant Properties,
   Inc. REIT                                 1,100            21
  Equity Inns, Inc. REIT                     2,400            20
  Great Lakes, Inc. REIT                     1,400            20
  National Golf Properties, Inc. REIT          900            20
  Town & Country Trust REIT                  1,300            20
  American Industrial Properties REIT        1,600            19
  Associated Estates Realty
   Corp. REIT                                1,800            19
  EastGroup Properties, Inc. REIT            1,200            19
  LaSalle Hotel Properties REIT              1,400            19
  Pennsylvania REIT                          1,000            19
  Boykin Lodging Co. REIT                    1,500            18
  Konover Property Trust, Inc. REIT          3,000            18
  Lexington Corporate Properties
   Trust REIT                                1,610            18
  Saul Centers, Inc. REIT                    1,200            18
  Crown American Realty Trust REIT           2,550            17
  Western Investment Real Estate
   Trust REIT                                1,600            17
  Golf Trust of America, Inc. REIT             730            16
  First Washington Realty Trust,
   Inc. REIT                                   700            15
  Prime Group Realty Trust REIT              1,100            15
  Sunstone Hotel Investors, Inc. REIT        1,900            14
  Lexford Residential Trust REIT               400             7
  Mid Atlantic Realty Trust REIT               600             6
  Tanger Factory Outlet Centers,
   Inc. REIT                                   300             6
  Captec Net Lease Realty, Inc. REIT           400             5
- First Union Real Estate REIT               1,200             5
  Kranzco Realty Trust REIT                    400             5
  Ramco-Gershenson Properties
   Trust REIT                                  300             5
  Winston Hotels, Inc. REIT                    600             5
  Correctional Properties Trust REIT           300             4
  Jameson Inns, Inc. REIT                      400             4
  Phillips International Realty
   Corp. REIT                                  300             4
----------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (COST $8,053)                                            7,844
----------------------------------------------------------------
----------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.4%)
----------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.94%, 4/1/1999
  (COST $523)                                 $523           523
----------------------------------------------------------------
TOTAL INVESTMENTS (102.8%)
  (COST $8,576)                                            8,367
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.8%)
----------------------------------------------------------------
Other Assets                                                 225
Payable for Investment Securities Purchased                 (444)
Other Liabilities                                             (8)
                                                       ---------
                                                            (227)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 835,123 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                      $8,140
================================================================

NET ASSET VALUE PER SHARE                                  $9.75
================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
REIT--Real Estate Investment Trust.

----------------------------------------------------------------
AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                            AMOUNT           PER
                                             (000)         SHARE
----------------------------------------------------------------
Paid In Capital                             $8,278         $9.91
Undistributed Net
  Investment Income                             85           .10
Accumulated Net Realized Losses                (14)         (.01)
Unrealized Depreciation--Note F               (209)         (.25)
----------------------------------------------------------------
NET ASSETS                                  $8,140         $9.75
================================================================